Document and Entity Information (USD $)	12 Months Ended
	Dec. 31, 2011	Jan. 31, 2012	Jun. 30, 2011
Document and Entity Information [Abstract]
Entity Registrant Name	SHERWIN WILLIAMS CO
Entity Central Index Key	0000089800
Document Type	10-K
Document Period End Date	Dec 31, 2011
Amendment Flag	false
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Public Float			$ 8,840,829,712
Entity Common Stock, Shares Outstanding		104,168,777

Statements of Consolidated Income (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Statements of Consolidated Income [Abstract]
Net sales	$ 8,765,699		$ 7,776,424		$ 7,094,249
Cost of goods sold	5,021,137		4,295,346		3,831,080
Gross profit	3,744,562		3,481,078		3,263,169
Percent to net sales	42.70%		44.80%		46.00%
Selling, general and administrative expenses	2,960,814		2,728,122		2,534,775
Percent to net sales	33.80%		35.10%		35.70%
Other general expense - net	2,731		3,803		33,620
Impairment of trademarks	5,492		4,484		14,144
Loss on dissolution of a foreign subsidiary					21,923
Interest expense	42,497		70,595		40,026
Interest and net investment income	(3,711)		(2,929)		(2,393)
Other income - net	(4,809)		(781)		(1,743)
Income before income taxes	741,548		677,784		622,817
Income taxes	299,688	[1]	215,299	[1]	186,969	[1]
Net income	$ 441,860		$ 462,485		$ 435,848
Net income per common share:
Basic	$ 4.22		$ 4.28		$ 3.8
Diluted	$ 4.14		$ 4.21		$ 3.78

[1]	Includes IRS Settlement of $74,982, or approximately $.70 per share, in the Year ended December 31, 2011. See Note 15 for more information on the IRS Settlement.

Statements of Consolidated Income (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Statements of Consolidated Income [Abstract]
IRS Settlement	$ 74,982
Per share impact IRS Settlement	$ 0.7

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Current assets:
Cash and cash equivalents	$ 32,696	$ 58,585	$ 69,329
Accounts receivable, less allowance	989,873	916,661	696,055
Inventories:
Finished goods	730,727	743,953	630,683
Work in process and raw materials	196,082	173,748	107,805
Total Inventory	926,809	917,701	738,488
Deferred income taxes	149,207	127,348	121,276
Other current assets	163,008	193,427	144,871
Total current assets	2,261,593	2,213,722	1,770,019
Goodwill	1,108,008	1,102,458	1,014,825
Intangible assets	305,873	320,504	279,413
Deferred pension assets	228,350	248,333	245,301
Other assets	368,898	332,100	195,612
Property, plant and equipment:
Land	105,010	106,101	85,166
Buildings	668,802	668,506	600,687
Machinery and equipment	1,657,874	1,617,530	1,512,218
Construction in progress	41,264	34,038	23,086
Total gross property, plant and equipment	2,472,950	2,426,175	2,221,157
Less allowances for depreciation	1,516,420	1,474,057	1,402,472
Total net property, plant and equipment	956,530	952,118	818,685
Total Assets	5,229,252	5,169,235	4,323,855
Current liabilities:
Short-term borrowings	346,313	388,592	22,674
Accounts payable	965,149	909,649	674,766
Compensation and taxes withheld	251,060	253,247	176,538
Accrued taxes	120,555	62,547	76,499
Current portion of long-term debt	7,823	7,875	12,267
Other accruals	471,761	442,030	430,924
Total current liabilities	2,162,661	2,063,940	1,393,668
Long-term debt	639,231	648,326	782,670
Postretirement benefits other than pensions	297,528	295,896	283,784
Other long-term liabilities	612,913	551,633	372,783
Shareholders' equity:
Common stock - $1.00 par value: 103,854,234 , 107,020,728 and 109,436,869 shares outstanding at December 31, 2011, 2010 and 2009, respectively	107,454	231,346	228,647
Preferred stock - convertible, no par value: 160,273, 216,753 and 216,753 shares outstanding at December 31, 2011, 2010 and 2009, respectively	160,273	216,753	216,753
Unearned ESOP compensation	(160,273)	(216,753)	(216,753)
Other capital	1,297,625	1,222,909	1,068,963
Retained earnings	756,372	4,824,489	4,518,428
Treasury stock, at cost	(276,654)	(4,390,983)	(4,007,633)
Cumulative other comprehensive loss	(367,878)	(278,321)	(317,455)
Total shareholders' equity	1,516,919	1,609,440	1,490,950
Total Liabilities and Shareholders' Equity	$ 5,229,252	$ 5,169,235	$ 4,323,855

Consolidated Balance Sheets (Parenthetical) (USD $)	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Balance Sheets [Abstract]
Common stock, par value	$ 1	$ 1	$ 1
Common stock, shares outstanding	103,854,234	107,020,728	109,436,869
Preferred stock, par value
Preferred stock, shares outstanding	160,273	216,753	216,753

Statements of Consolidated Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
OPERATING ACTIVITIES
Net income	$ 441,860	$ 462,485	$ 435,848
Adjustments to reconcile net income to net operating cash:
Depreciation	151,212	140,347	145,186
Amortization of intangible assets	29,692	34,964	25,718
Impairment of trademarks	5,492	4,484	14,144
Loss on dissolution of a foreign subsidiary			21,923
Provisions for environmental-related matters	9,100	7,089	24,705
Provisions for (net credit from) qualified exit costs	534	(3,811)	21,832
Deferred income taxes	16,913	20,070	(8,605)
Defined benefit pension plans net cost	12,326	18,104	31,367
Income tax effect of ESOP on other capital	(3,211)	(7,515)	(13,411)
Stock-based compensation expense	48,176	42,276	23,271
Net increase in postretirement liability	6,793	4,627	1,103
Decrease in non-traded investments	62,540	53,407	42,805
(Gain) loss on disposition of assets	(5,469)	2,720	972
Other	3,137	3,330	(436)
Change in working capital accounts:
(Increase) decrease in accounts receivable	(93,697)	(111,113)	108,190
(Increase) decrease in inventories	(19,222)	(82,060)	145,867
Increase (decrease) in accounts payable	64,053	155,116	(82,607)
Increase (decrease) in accrued taxes	5,435	(19,410)	11,836
(Decrease) increase in accrued compensation and taxes withheld	(538)	75,210	(21,579)
(Decrease) increase in refundable income taxes	(572)	16,059	(2,267)
Other	36,249	(78,910)	(12,767)
Costs incurred for environmental-related matters	(30,451)	(30,880)	(36,986)
Costs incurred for qualified exit costs	(6,181)	(11,275)	(12,322)
Other	1,641	11,276	(4,601)
Net operating cash	735,812	706,590	859,186
INVESTING ACTIVITIES
Capital expenditures	(153,801)	(125,162)	(91,328)
Acquisitions of businesses, net of cash acquired	(44,436)	(298,161)	(15,440)
Proceeds from sale of assets	12,842	8,335	5,599
Increase in other investments	(92,374)	(74,961)	(29,230)
Net investing cash	(277,769)	(489,949)	(130,399)
FINANCING ACTIVITIES
Net (decrease) increase in short-term borrowings	(43,346)	357,835	(494,989)
Proceeds from long-term debt	40,777	14,798	491,736
Payments of long-term debt	(49,881)	(159,422)	(20,094)
Costs associated with repurchase of long-term debt		(22,192)
Payments of cash dividends	(153,512)	(156,424)	(162,561)
Proceeds from stock options exercised	69,536	102,209	36,596
Income tax effect of stock-based compensation exercises and vesting	12,958	19,676	7,645
Treasury stock purchased	(367,372)	(375,677)	(530,363)
Other	15,631	(4,371)	(10,800)
Net financing cash	(475,209)	(223,568)	(682,830)
Effect of exchange rate changes on cash	(8,723)	(3,817)	(2,840)
Net (decrease) increase in cash and cash equivalents	(25,889)	(10,744)	43,117
Cash and cash equivalents at beginning of year	58,585	69,329	26,212
Cash and cash equivalents at end of year	32,696	58,585	69,329
Taxes paid on income	196,147	137,872	146,385
Interest paid on debt	$ 42,897	$ 78,747	$ 41,106

Statements of Consolidated Shareholders' Equity and Comprehensive Income (USD $) In Thousands, unless otherwise specified		Total	Common Stock [Member]	Preferred Stock [Member]	Unearned ESOP compensation [Member]	Other Capital [Member]	Retained Earnings [Member]	Treasury Stock [Member]	Cumulative Other Comprehensive Loss [Member]
Beginning Balance at Dec. 31, 2008		$ 1,605,648	$ 227,147	$ 216,753	$ (216,753)	$ 1,016,362	$ 4,245,141	$ (3,472,384)	$ (410,618)
Comprehensive income:
Net income		435,848					435,848
Foreign currency translation		75,622							75,622
Net actuarial gains (losses) and prior service costs recognized for employee benefit plans, net of taxes of $17,321, ($8,948) and ($10,285) in December 2011, 2010 and 2009 respectively		17,168							17,168
Unrealized net gains on securities and derivative instruments used in cash flow hedges, net of taxes of ($144)		373							373
Comprehensive income		529,011
Treasury stock purchased		(530,363)						(530,363)
Income tax effect of ESOP		(13,411)				(13,411)
Stock options exercised		31,710	1,071			35,525		(4,886)
Income tax effect of stock options exercised		7,645				7,645
Restricted stock and stock option grants (net activity)		23,271	429			22,842
Cash dividends -- $1.46, $1.44 and $1.42 per common share in December 31, 2011, 2010 and 2009, respectively		(162,561)					(162,561)
Ending Balance at Dec. 31, 2009		1,490,950	228,647	216,753	(216,753)	1,068,963	4,518,428	(4,007,633)	(317,455)
Comprehensive income:
Net income		462,485					462,485
Foreign currency translation		25,131							25,131
Net actuarial gains (losses) and prior service costs recognized for employee benefit plans, net of taxes of $17,321, ($8,948) and ($10,285) in December 2011, 2010 and 2009 respectively		13,527							13,527
Unrealized net gain/loss on securities, net of taxes of $183 and $214 for 2010 and 2011, respectively		476							476
Comprehensive income		501,619
Treasury stock purchased		(375,677)						(375,677)
Income tax effect of ESOP		(7,515)				(7,515)
Stock options exercised		94,535	2,351			99,857		(7,673)
Income tax effect of stock options exercised		19,676				19,676
Restricted stock and stock option grants (net activity)		42,276	348			41,928
Cash dividends -- $1.46, $1.44 and $1.42 per common share in December 31, 2011, 2010 and 2009, respectively		(156,424)					(156,424)
Ending Balance at Dec. 31, 2010		1,609,440	231,346	216,753	(216,753)	1,222,909	4,824,489	(4,390,983)	(278,321)
Comprehensive income:
Net income		441,860					441,860
Foreign currency translation		(65,632)							(65,632)
Net actuarial gains (losses) and prior service costs recognized for employee benefit plans, net of taxes of $17,321, ($8,948) and ($10,285) in December 2011, 2010 and 2009 respectively		(23,370)							(23,370)
Unrealized net gain/loss on securities, net of taxes of $183 and $214 for 2010 and 2011, respectively		(555)							(555)
Comprehensive income		352,303
Treasury stock purchased		(367,372)						(367,372)
Treasury stock retired			(125,426)				(4,356,465)	4,481,891
Redemption of preferred stock				(56,480)	56,480
Income tax effect of ESOP	[1]	(54,420)				(54,420)
Stock options exercised		69,346	1,234			68,302		(190)
Income tax effect of stock options exercised						12,958
Restricted stock and stock option grants (net activity)		48,176	300			47,876
Cash dividends -- $1.46, $1.44 and $1.42 per common share in December 31, 2011, 2010 and 2009, respectively		(153,512)					(153,512)
Ending Balance at Dec. 31, 2011		$ 1,516,919	$ 107,454	$ 160,273	$ (160,273)	$ 1,297,625	$ 756,372	$ (276,654)	$ (367,878)

[1]	Includes $51,209 reduction in Other capital related to IRS Settlement. See Note 15 for more information on the IRS Settlement.

Statements of Consolidated Shareholders' Equity and Comprehensive Income (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Tax effect of net actuarial gains losses and prior service costs recognized for employee benefit plans	$ 17,321	$ (8,948)	$ (10,285)
Tax effect of unrealized net gains losses on securities and derivative instruments used in cash flow hedges			(144)
Taxes effect of unrealized net losses on securities	214	(183)
Reduction in Equity related to IRS Settlement	51,209
Cumulative Other Comprehensive Loss [Member]
Tax effect of net actuarial gains losses and prior service costs recognized for employee benefit plans	17,321	(8,948)	(10,285)
Tax effect of unrealized net gains losses on securities and derivative instruments used in cash flow hedges			(144)
Taxes effect of unrealized net losses on securities	214	(183)
Retained Earnings [Member]
Cash dividend	$ 1.46	$ 1.44	$ 1.42
Other Capital [Member]
Reduction in Equity related to IRS Settlement	$ 51,209

Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Significant Accounting Policies [Abstract]
SIGNIFICANT ACCOUNTING POLICIES

NOTE 1 – SIGNIFICANT ACCOUNTING POLICIES

Consolidation. The consolidated financial statements include the accounts of The Sherwin-Williams Company and its wholly owned subsidiaries (collectively, “the Company.”) Inter-company accounts and transactions have been eliminated.

Use of estimates. The preparation of consolidated financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates, judgments and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those amounts.

Nature of operations. The Company is engaged in the development, manufacture, distribution and sale of paint, coatings and related products to professional, industrial, commercial and retail customers primarily in North and South America, with additional operations in the Caribbean region, Europe and Asia.

Reportable segments. See Note 19 for further details.

Cash flows. Management considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Fair value of financial instruments. The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash and cash equivalents: The carrying amounts reported for Cash and cash equivalents approximate fair value.

Short-term investments: The carrying amounts reported for Short-term investments approximate fair value.

Investments in securities: Investments classified as available-for-sale are carried at market value. See the recurring fair value measurement table on page 49.

Non-traded investments: The Company has invested in the U.S. affordable housing and historic renovation real estate markets. These non-traded investments have been identified as variable interest entities. However, because the Company does not have the power to direct the day-to-day operations of the investments and the risk of loss is limited to the amount of contributed capital, the Company is not considered the primary beneficiary. In accordance with the Consolidation Topic of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC), the investments are not consolidated. The Company uses the effective yield method to determine the carrying value of the investments. Under the effective yield method, the initial cost of the investments is amortized over the period that the tax credits are recognized. The carrying amounts of the investments, included in Other assets, were $232,366, $198,023 and $88,249 at December 31, 2011, 2010 and 2009, respectively. The liabilities recorded on the balance sheets for estimated future capital contributions to the investments were $235,355, $194,807 and $82,564 at December 31, 2011, 2010 and 2009, respectively.

Short-term borrowings: The carrying amounts reported for Short-term borrowings approximate fair value.

Long-term debt (including current portion): The fair values of the Company’s publicly traded debt, shown below, are based on quoted market prices. The fair values of the Company’s non-traded debt, also shown below, are estimated using discounted cash flow analyses, based on the Company’s current incremental borrowing rates for similar types of borrowing arrangements. See Note 8.

	December 31,
	2011		2010		2009
	Carrying Amount	Fair Value	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Publicly traded debt	$632,423	$703,238	$632,375	$662,193	$768,300	$741,989
Non-traded debt	14,631	14,070	23,826	22,454	26,637	25,105

Derivative instruments: The Company utilizes derivative instruments as part of its overall financial risk management policy. The Company entered into option and forward currency exchange contracts in 2011, 2010 and 2009 primarily to hedge against foreign currency risk exposure. See Note 14. During 2009, the Company entered into swaps to partially hedge forecasted future commodity purchases. These hedges were designated as cash flow hedges under the Derivatives and Hedging Topic of the ASC. There were no derivative contracts outstanding at December 31, 2011 and 2010. The fair values of these derivative instruments were included in Other current assets or Other accruals and were insignificant at December 31, 2009. During 2009, the Company reclassified insignificant gains and losses from Cumulative other comprehensive loss into earnings. The Company does not use derivative instruments for speculative purposes.

Fair value measurements. The following tables summarize the Company’s assets and liabilities measured on a recurring and non-recurring basis in accordance with the Fair Value Measurements and Disclosures Topic of the ASC:

Assets and Liabilities Reported at Fair Value on a Recurring Basis

	Fair Value at December 31, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets:
Deferred compensation plan asset (a)	$18,866	$16,695	$2,171

Liabilities:
Deferred compensation plan liability (b)	$24,259	$24,259

(a)	The deferred compensation plan asset consists of the investment funds maintained for the future payments under the Company’s executive deferred compensation plan, which is structured as a rabbi trust. The investments are marketable securities accounted for under the Debt and Equity Securities Topic of the ASC. The level 1 investments are valued using quoted market prices multiplied by the number of shares. The level 2 investments are valued based on vendor or broker models. The cost basis of the investment funds is $18,839.
(b)	The deferred compensation plan liability represents the value of the Company’s liability under its deferred compensation plan based on quoted market prices in active markets for identical assets.

Assets and Liabilities Reported at Fair Value on a Nonrecurring Basis

	Fair Value at December 31, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Trademarks (a)	$14,871			$14,871
Fixed assets (b)	1,875		$1,875

	$16,746		$1,875	$14,871

(a)	As a result of the 2011 annual impairment test performed in accordance with the Intangibles Topic of the ASC, trademarks with a carrying value of $20,363 were written down to their calculated fair value of $14,871.
(b)	Fixed assets totaling $5,138 were written down to their estimated net realizable value of $1,875 in accordance with the Disposal of Long-Lived Assets Subtopic of ASC 360. See Note 5.

Accounts receivable and allowance for doubtful accounts. Accounts receivable were recorded at the time of credit sales net of provisions for sales returns and allowances. The Company recorded an allowance for doubtful accounts of $51,747, $59,310 and $44,755 at December 31, 2011, 2010 and 2009, respectively, to reduce Accounts receivable to their estimated net realizable value. The allowance was based on an analysis of historical bad debts, a review of the aging of Accounts receivable and the current creditworthiness of customers. All provisions for allowances for doubtful collection of accounts are related to the creditworthiness of accounts and are included in Selling, general and administrative expenses.

Reserve for obsolescence. The Company recorded a reserve for obsolescence of $82,671, $74,372 and $70,941 at December 31, 2011, 2010 and 2009, respectively, to reduce Inventories to their estimated net realizable value.

Goodwill. Goodwill represents the cost in excess of fair value of net assets acquired in business combinations accounted for by the purchase method. In accordance with the Impairments Topic of the ASC, goodwill is tested for impairment on an annual basis and in between annual tests if events or circumstances indicate potential impairment. See Note 5.

Intangible assets. Intangible assets include trademarks, non-compete covenants and certain intangible property rights. As required by the Goodwill and Other Intangibles Topic of the ASC, trademarks have been classified as indefinite-lived assets and are not amortized. An annual test for impairment is performed and interim tests are performed whenever an event occurs or circumstances indicate potential impairment. See Note 5. The cost of non-compete covenants and certain intangible property rights are amortized on a straight-line basis over the expected period of benefit as follows:

Useful Life
Non-compete covenants	3 – 5 years
Certain intangible property rights	3 – 20 years

Accumulated amortization of finite-lived intangible assets was $237,736, $228,633 and $199,692 at December 31, 2011, 2010 and 2009, respectively. See Note 5.

Impairment of long-lived assets. In accordance with the Property, Plant and Equipment Topic of the ASC, management evaluates the recoverability and estimated remaining lives of long-lived assets whenever events or changes in circumstances indicate that the carrying amount may not be recoverable or the useful life has changed. See Notes 5 and 6.

Property, plant and equipment. Property, plant and equipment is stated on the basis of cost. Depreciation is provided by the straight-line method. Depreciation and amortization are included in the appropriate Cost of goods sold or Selling, general and administrative expense caption on the Statements of Consolidated Income. Included in Property, plant and equipment are leasehold improvements. The major classes of assets and ranges of annual depreciation rates are:

Buildings	2.5% – 20.0%
Machinery and equipment	5.0% – 20.0%
Furniture and fixtures	10.0% – 33.3%
Automobiles and trucks	10.0% – 33.3%

Standby letters of credit. The Company occasionally enters into standby letter of credit agreements to guarantee various operating activities. These agreements provide credit availability to the various beneficiaries if certain contractual events occur. Amounts outstanding under these agreements totaled $18,819, $22,300 and $29,786 at December 31, 2011, 2010 and 2009, respectively.

Product warranties. The Company offers product warranties for certain products. The specific terms and conditions of such warranties vary depending on the product or customer contract requirements. Management estimated the costs of unsettled product warranty claims based on historical results and experience and included an amount in Other accruals. Management periodically assesses the adequacy of the accrual for product warranty claims and adjusts the accrual as necessary. Changes in the Company’s accrual for product warranty claims during 2011, 2010 and 2009, including customer satisfaction settlements during the year, were as follows:

	2011	2010	2009
Balance at January 1	$23,103	$22,214	$18,029
Charges to expense	29,957	23,092	31,367
Settlements	(30,989)	(22,203)	(27,182)

Balance at December 31	$22,071	$23,103	$22,214

Environmental matters. Capital expenditures for ongoing environmental compliance measures were recorded in Property, plant and equipment, and related expenses were included in the normal operating expenses of conducting business. The Company is involved with environmental investigation and remediation activities at some of its currently and formerly owned sites and at a number of third-party sites. The Company accrued for environmental-related activities for which commitments or clean-up plans have been developed and when such costs could be reasonably estimated based on industry standards and professional judgment. All accrued amounts were recorded on an undiscounted basis. Environmental-related expenses included direct costs of investigation and remediation and indirect costs such as compensation and benefits for employees directly involved in the investigation and remediation activities and fees paid to outside engineering, consulting and law firms. See Notes 9 and 14.

Employee Stock Purchase and Savings Plan and preferred stock. The Company accounts for the Employee Stock Purchase and Savings Plan (ESOP) in accordance with the Employee Stock Ownership Plans Subtopic of the Compensation – Stock Ownership Topic of the ASC. The Company recognized compensation expense for amounts contributed to the ESOP and the ESOP used dividends on unallocated preferred shares to service debt. Unallocated preferred shares held by the ESOP were not considered outstanding in calculating earnings per share of the Company. See Note 12.

Defined benefit pension and other postretirement benefit plans. The Company accounts for its defined benefit pension and other postretirement benefit plans in accordance with the Retirement Benefits Topic of the ASC, which requires the recognition of a plan’s funded status as an asset for overfunded plans and as a liability for unfunded or underfunded plans. See Note 7.

Stock-based compensation. The cost of the Company’s stock-based compensation is recorded in accordance with the Stock Compensation Topic of the ASC. See Note 13.

Foreign currency translation. All consolidated non-highly inflationary foreign operations use the local currency of the country of operation as the functional currency and translated the local currency asset and liability accounts at year-end exchange rates while income and expense accounts were translated at average exchange rates. The resulting translation adjustments were included in Cumulative other comprehensive loss, a component of Shareholders’ equity.

Cumulative other comprehensive loss. At December 31, 2011, the ending balance of Cumulative other comprehensive loss included adjustments for foreign currency translation of $196,792, net prior service costs and net actuarial losses related to pension and other postretirement benefit plans of $171,376 and unrealized net gains on marketable equity securities of $290. At December 31, 2010 and 2009 the ending balance of Cumulative other comprehensive loss included adjustments for foreign currency translation of $131,160 and $156,291, respectively, net prior service costs and net actuarial losses related to pension and other postretirement benefit plans of $148,006 and $161,533, respectively, and unrealized gains on marketable equity securities and derivative instruments used in cash flow hedges of $845 and $369, respectively.

Revenue recognition. All revenues were recognized when products were shipped and title had passed to unaffiliated customers. Collectibility of amounts recorded as revenue was reasonably assured at the time of recognition.

Customer and vendor consideration. The Company offered certain customers rebate and sales incentive programs which were classified as reductions in Net sales. Such programs were in the form of volume rebates, rebates that constituted a percentage of sales or rebates for attaining certain sales goals. The Company received consideration from certain suppliers of raw materials in the form of volume rebates or rebates that constituted a percentage of purchases. These rebates were recognized on an accrual basis by the Company as a reduction of the purchase price of the raw materials and a subsequent reduction of Cost of goods sold when the related product was sold.

Costs of goods sold. Included in Costs of goods sold were costs for materials, manufacturing, distribution and related support. Distribution costs included all expenses related to the distribution of products including inbound freight charges, purchase and receiving costs, warehousing costs, internal transfer costs and all costs incurred to ship products. Also included in Costs of goods sold were total technical expenditures, which included research and development costs, quality control, product formulation expenditures and other similar items. Research and development costs included in technical expenditures were $41,719, $39,883 and $40,425 for 2011, 2010 and 2009 respectively.

Selling, general and administrative expenses. Selling costs included advertising expenses, marketing costs, employee and store costs and sales commissions. The cost of advertising was expensed as incurred. The Company incurred $227,303, $217,637 and $218,370 in advertising costs during 2011, 2010 and 2009 respectively. General and administrative expenses included human resources, legal, finance and other support and administrative functions.

Earnings per share. Shares of preferred stock held in an unallocated account of the ESOP (see Note 12) and common stock held in a revocable trust (see Note 11) were not considered outstanding shares for basic or diluted income per common share calculations. All references to “shares” or “per share” information throughout this report relate to common shares and are stated on a diluted per common share basis, unless otherwise indicated. Basic and diluted net income per common share were calculated using the two-class method in accordance with the Earnings Per Common Share Topic of the ASC. Basic net income per common share amounts were computed based on the weighted-average number of common shares outstanding during the year. Diluted net income per common share amounts were computed based on the weighted-average number of common shares outstanding plus all dilutive securities potentially outstanding during the year. See Note 16.

Impact of recently issued accounting standards. In September 2011, the FASB issued Accounting Standards Update (ASU) No. 2011-8, which amends the Intangibles – Goodwill and Other Topic of the ASC. The ASU gives companies the option to perform a qualitative assessment to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value. If the more likely than not conclusion is reached, the two-step impairment test must be performed. Otherwise, the two-step impairment test is not necessary. ASU No. 2011-8 is effective for fiscal years beginning after December 15, 2011. The Company is evaluating whether it will perform the optional qualitative analysis as part of its 2012 goodwill impairment test. The ASU could reduce the number of reporting units for which the two-step impairment test must be performed, but it would not affect the Company’s results of operations, financial condition or liquidity.

In June 2011, the FASB issued ASU No. 2011-5, which amends the Comprehensive Income Topic of the ASC. The ASU eliminates the option to present the components of other comprehensive income as part of the statement of changes in shareholders’ equity, and instead requires consecutive presentation of the statement of net income and other comprehensive income either in a continuous statement of comprehensive income or in two separate but consecutive statements. ASU No. 2011-5 is effective for interim and annual periods beginning after December 15, 2011, however, ASU No. 2011-12 defers the requirement to present items that are reclassified from accumulated other comprehensive income to net income separately with their respective components of net income and other comprehensive income. The Company will adopt the ASU as required. It will have no affect on the Company’s results of operations, financial condition or liquidity.

In May 2011, the FASB issued ASU No. 2011-4, which amends the Fair Value Measurements Topic of the ASC to help achieve common fair value measurement and disclosure requirements in U.S. GAAP and IFRS. ASU No. 2011-4 does not require additional fair value measurements and is not intended to establish valuation standards or affect valuation practices outside of financial reporting. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Company will adopt the ASU as required. The ASU will affect the Company’s fair value disclosures, but will not affect the Company’s results of operations, financial condition or liquidity.

Reclassification. Certain amounts in the 2010 and 2009 consolidated financial statements have been reclassified to conform to the 2011 presentation.

Acquisitions	12 Months Ended
Dec. 31, 2011
Acquisitions [Abstract]
ACQUISITIONS

NOTE 2 – ACQUISITIONS

All acquisitions have been accounted for as purchases and their results of operations have been included in the consolidated financial statements since the date of acquisition.

The Company acquired a controlling interest in Leighs Paints in July 2011, and the remaining interest in December 2011. Headquartered in Bolton, United Kingdom, Leighs

Paints is one of the leading industrial fire protection coatings manufacturers in the world, with a growing global platform driven by technology innovation and quality products. Leighs Paints strengthens the Global Finishes Group’s growing global platform. The aggregate consideration paid for Leighs Paints was $41,824, net of cash acquired. The acquisition resulted in the recognition of goodwill and intangible assets.

Effective October 1, 2010, the Company acquired Pinturas Condor S.A. (Pinturas Condor), the leading paint and coatings company in Ecuador. Pinturas Condor develops and manufactures products to the architectural, industrial and automotive vehicle refinish markets and sells them to a combination of company-owned paint stores and exclusive dealers. Included in the Latin America Coatings Group, Pinturas Condor strengthens the Company’s product finish market position in Ecuador.

Effective September 1, 2010, the Company acquired Becker Industrial Products AB (Acroma). Headquartered in Stockholm, Sweden, Acroma is one of the largest manufacturers of industrial wood coatings globally and a technology leader in water, UV and other wood coatings. Included in the Global Finishes Group, Acroma strengthens the Company’s growing global platform for product finishes.

Effective April 1, 2010, the Company acquired Sayerlack Industrial Coatings (Sayerlack). Headquartered in Pianoro, Italy, Sayerlack is a leading coatings innovator in the joinery, furniture and cabinets markets, and is one of the largest manufacturers of industrial wood coatings in Europe and a technology leader in polyurethane, water and UV coatings. Included in the Global Finishes Group, Sayerlack strengthens the Company’s growing global platform for product finishes.

The aggregate consideration paid for Pinturas Condor, Acroma and Sayerlack was $298,161, net of cash acquired. All three acquisitions resulted in the recognition of goodwill and intangible assets. See Note 5.

The following unaudited pro-forma summary presents consolidated financial information as if Leighs Paints, Pinturas Condor, Acroma, and Sayerlack had been acquired at the beginning of 2010. The unaudited pro-forma consolidated financial information does not necessarily reflect the actual results that would have occurred had the acquisitions taken place on January 1, 2010 or the future results of operations of the combined companies under ownership and operation of the Company.

	2011	2010
Net sales	$8,797,540	$8,119,421
Net income	441,268	463,240
Net income per common share:
Basic	4.22	4.28
Diluted	4.13	4.21

Loss on Dissolution of a Foreign Subsidiary	12 Months Ended
Dec. 31, 2011
Loss on Dissolution of a Foreign Subsidiary [Abstract]
LOSS ON DISSOLUTION OF A FOREIGN SUBSIDIARY

NOTE 3 – LOSS ON DISSOLUTION OF A FOREIGN SUBSIDIARY

In the fourth quarter of 2009, the Company dissolved an insolvent European subsidiary resulting in a pre-tax expense of $21,923 consisting primarily of current and non-current asset write-downs of $11,637 and severance expense of $5,161. The majority of the severance expense was paid in 2010, and the remaining amount was paid in 2011. The expense was recorded as a separate line item on the Statements of Consolidated Income due to the significant nature of the dissolution. The Company restructured other business units to maintain service to the majority of its European customers. The impact of the expense on basic and diluted net income per common share for 2009 was $.05 per share.

Inventories	12 Months Ended
Dec. 31, 2011
Inventories [Abstract]
INVENTORIES

NOTE 4 – INVENTORIES

Inventories were stated at the lower of cost or market with cost determined principally on the last-in, first-out (LIFO) method. The following presents the effect on inventories, net income and net income per common share had the Company used the first-in, first-out (FIFO) inventory valuation method adjusted for income taxes at the statutory rate and assuming no other adjustments. Management believes that the use of LIFO results in a better matching of costs and revenues. This information is presented to enable the reader to make comparisons with companies using the FIFO method of inventory valuation. During 2011 and 2009, certain inventories accounted for on the LIFO method were reduced, resulting in the liquidation of certain quantities carried at costs prevailing in prior years. The 2011 liquidations increased net income by $1,067, and the 2009 liquidations reduced net income by $8,634.

	2011	2010	2009
Percentage of total inventories on LIFO	77%	76%	83%
Excess of FIFO over LIFO	$378,986	$277,164	$250,454
(Decrease) increase in net income due to LIFO	(62,636)	(16,394)	43,650
(Decrease) increase in net income per common share due to LIFO	(.59)	(.15)	.38

Goodwill, Intangible and Long-Lived Assets	12 Months Ended
Dec. 31, 2011
Goodwill, Intangible and Long-Lived Assets [Abstract]
GOODWILL, INTANGIBLE AND LONG-LIVED ASSETS

NOTE 5 – GOODWILL, INTANGIBLE AND LONG-LIVED ASSETS

During 2011, the Company recognized $5,039 of goodwill in the acquisition of Leighs Paints. Acquired technology, trademarks and customer relationships recognized in this acquisition valued at $4,794, $2,125 and $1,918, respectively, are being amortized over periods ranging from 5 to 10 years from the date of acquisition.

During 2010, the Company recognized $79,909 of goodwill and $18,007 of trademarks in the acquisitions of Sayerlack, Acroma and Pinturas Condor. Customer relationships valued at $35,886 recognized in the acquisitions of Acroma and Pinturas Condor are being amortized over periods of 15 and 19 years, respectively, from the date of acquisition.

During 2009, the Company recognized $4,147 of goodwill, $3,211 of trademarks and $2,643 of other intangibles in the acquisition of Altax. Customer relationships valued at $1,572 and intellectual property valued at $1,071 are being amortized over 10 and 8 years, respectively, from the date of acquisition.

In accordance with the Property, Plant and Equipment Topic of the ASC, whenever events or changes in circumstances indicate that the carrying value of long-lived assets may not be recoverable or the useful life may have changed, impairment tests are to be performed. Undiscounted cash flows are to be used to calculate the recoverable value of long-lived assets to determine if such assets are impaired. Where impairment is identified, a discounted cash flow valuation model, incorporating discount rates commensurate with the risks involved for each group of assets, is to be used to determine the fair value for the assets to measure any potential impairment.

In 2011, a reduction in the carrying value of property, plant and equipment associated with a facility closed during 2008 was recorded (see Note 6).

During 2010, a reduction in the carrying value of property, plant and equipment associated with one manufacturing facility closed during 2009 was recorded (see Note 6). In addition, finite-lived intangible assets and property, plant and equipment in the Global Finishes Group had reductions in carrying value of $4,364 and $2,177, respectively, due to undiscounted cash flow projections below carrying values.

During 2009, reductions in the carrying value of property, plant and equipment associated with two manufacturing facilities closed during the year were recorded (see Note 6). There were no other significant reductions in carrying value of long-lived assets in 2009.

In accordance with the Goodwill and Other Intangibles Topic of the ASC, goodwill and indefinite-lived intangible assets are tested for impairment annually, and interim impairment tests are performed whenever an event occurs or circumstances change that indicate an impairment has more likely than not occurred. October 1 has been established for the annual impairment review. At the time of impairment testing, values are estimated separately for goodwill and trademarks with indefinite lives using a discounted cash flow valuation model, incorporating discount rates commensurate with the risks involved for each group of assets. Impairments of goodwill and trademarks with indefinite lives have been reported as a separate line in the Statements of Consolidated Income.

The annual impairment review performed as of October 1, 2011 resulted in trademark impairments in the Paint Stores Group and Global Finishes Group of $4,669 and $823, respectively, and no goodwill impairment. The trademark impairments related primarily to lower-than-anticipated sales of acquired brands.

The annual impairment review performed as of October 1, 2010 resulted in trademark impairment in the Paint Stores Group of $120 and no goodwill impairment. The trademark impairment related primarily to lower-than-anticipated sales of an acquired brand.

The annual impairment review performed as of October 1, 2009 resulted in trademark impairments of $14,144 ($10,998 in the Paint Stores Group, $86 in the Consumer Group, $1,860 in the Global Finishes Group and $1,200 in the Latin America Coatings Group), and no goodwill impairment. The trademark impairments related primarily to lower-than-anticipated sales of certain acquired brands.

Amortization of finite-lived intangible assets is as follows for the next five years: $30,192 in 2012, $28,118 in 2013, $23,093 in 2014 and $19,341 in 2015 and $15,258 in 2016.

A summary of changes in the Company’s carrying value of goodwill by reportable segment is as follows:

Goodwill	Paint Stores Group	Consumer Group	Global Finishes Group	Latin America Coatings Group	Consolidated Totals
Balance at January 1, 2009 (a)	$285,425	$683,364	$37,573	$350	$1,006,712
Acquisitions		4,147			4,147
Currency and other adjustments	20	(899)	4,824	21	3,966

Balance at December 31, 2009 (a)	285,445	686,612	42,397	371	1,014,825
Acquisitions			70,594	9,315	79,909
Currency and other adjustments	1,299	2,776	2,728	921	7,724

Balance at December 31, 2010 (a)	286,744	689,388	115,719	10,607	1,102,458
Acquisitions			5,039		5,039
Currency and other adjustments	254	(109)	(408)	774	511

Balance at December 31, 2011 (a)	$286,998	$689,279	$120,350	$11,381	$1,108,008

(a)	Net of accumulated impairment losses of $8,904 ($8,113 in the Consumer Group and $791 in the Global Finishes Group).

A summary of the Company’s carrying value of intangible assets is as follows:

	Finite-lived intangible assets			Trademarks with indefinite lives	Total intangible assets
	Software	All other	Subtotal
December 31, 2011
Weighted-average amortization period	7 years	13 years	11 years
Gross	$109,401	$274,086	$383,487
Accumulated amortization	(60,030)	(177,706)	(237,736)

Net value	$49,371	$96,380	$145,751	$160,122	$305,873

December 31, 2010
Weighted-average amortization period	8 years	13 years	11 years
Gross	$107,141	$254,462	$361,603
Accumulated amortization	(57,480)	(171,153)	(228,633)

Net value	$49,661	$83,309	$132,970	$187,534	$320,504

December 31, 2009
Weighted-average amortization period	9 years	10 years	9 years
Gross	$90,263	$218,621	$308,884
Accumulated amortization	(47,140)	(152,552)	(199,692)

Net value	$43,123	$66,069	$109,192	$170,221	$279,413

Exit or Disposal Activities	12 Months Ended
Dec. 31, 2011
Exit or Disposal Activities [Abstract]
EXIT OR DISPOSAL ACTIVITIES

NOTE 6 – EXIT OR DISPOSAL ACTIVITIES

Management is continually re-evaluating the Company’s operating facilities, including acquired operating facilities, against its long-term strategic goals. Liabilities associated with exit or disposal activities are recognized as incurred in accordance with the Exit or Disposal Cost Obligations Topic of the ASC. Provisions for qualified exit costs are made at the time a facility is no longer operational. Qualified exit costs primarily include post-closure rent expenses, incremental post-closure costs and costs of employee terminations. Adjustments may be made to liabilities accrued for qualified exit costs if information becomes available upon which more accurate amounts can be reasonably estimated. Concurrently, property, plant and equipment is tested for impairment in accordance with the Property, Plant and Equipment Topic of the ASC, and if impairment exists, the carrying value of the related assets is reduced to estimated fair value. Additional impairment may be recorded for subsequent revisions in estimated fair value. Adjustments to prior provisions and additional impairment charges for property, plant and equipment of closed sites being held for disposal are recorded in Other general expense – net.

During 2011, 22 stores and branches were closed due to lower demand or redundancy. Provisions for severance and other qualified exit costs of $913, $339 and $182 were charged to the Global Finishes Group, Consumer Group and Paint Stores Group, respectively. In addition, adjustments to prior provisions related to manufacturing facilities, distribution facilities, stores and branches closed prior to 2011 of $(900) were recorded. In 2011, a reduction of $3,263 in the carrying value of property, plant and equipment associated with a facility closed in 2008 was recorded in the Paint Stores Group.

During 2010, 23 stores and branches were closed due to lower demand or redundancy. Provisions for severance and other qualified exit costs of $1,314, $457 and $182 were charged to the Global Finishes Group, Consumer Group and Paint Stores Group, respectively. In addition, there were adjustments to prior provisions related to manufacturing facilities, distribution facilities, stores and branches closed in 2009. Adjustments to prior provisions of $(5,764) were recorded. In 2010, a reduction of $1,164 in the carrying value of the property, plant and equipment associated with a manufacturing facility closed in 2009 was recorded.

During 2009, four manufacturing facilities and 65 stores and branches were closed due to lower demand or redundancy. Provisions for severance and other qualified exit costs of $4,766, $9,855 and $5,243 were charged to the Paint Stores Group, Consumer Group and Global Finishes Group, respectively. In addition, there were adjustments to prior provisions related to manufacturing facilities, distribution facilities, stores and branches closed in 2008. Adjustments to prior provisions of $1,968 were recorded. In 2009, a reduction of $5,404 in the carrying value of the property, plant and equipment associated with two manufacturing facilities closed during the year was recorded. Also during 2009, reductions of $571 in estimated fair value of property, plant and equipment in certain manufacturing facilities closed in 2008 or prior was recorded.

At December 31, 2011, a portion of the remaining accrual for qualified exit costs relating to facilities shutdown prior to 2009 is expected to be incurred by the end of 2012. The remaining portion of the ending accrual for facilities shutdown prior to 2008 primarily represented post-closure contractual and demolition expenses related to certain owned facilities which are closed and being held for disposal or involved in ongoing environmental-related activities. The Company cannot reasonably estimate when such matters will be concluded to permit disposition.

The tables on the following pages summarize the activity and remaining liabilities associated with qualified exit costs:

Exit Plan	Balance at December 31, 2010	Provisions in Cost of goods sold or SG&A	Actual expenditures charged to accrual	Adjustments to prior provisions in Other general expense - net	Balance at December 31, 2011
Consumer Group manufacturing facilities shutdown in 2011:
Severance and related costs		$339	$(142)		$197
Paint Stores Group stores shutdown in 2011:
Other qualified exit costs		182	(26)		156
Global Finishes Group stores shutdown in 2011:
Severance and related costs		316	(187)		129
Other qualified exit costs		597	(127)		470
Global Finishes Group stores shutdown in 2010:
Other qualified exit costs	$1,114		(159)		955
Paint Stores Group stores shutdown in 2010:
Other qualified exit costs	4			$(4)
Paint Stores Group stores shutdown in 2009:
Other qualified exit costs	2,022		(805)	3	1,220
Global Finishes Group manufacturing facility and branches shutdown in 2009:
Other qualified exit costs	1,820		(918)	262	1,164
Consumer Group manufacturing facilities shutdown in 2009:
Other qualified exit costs	721		(245)	(74)	402
Other qualified exit costs for facilities shutdown prior to 2009	10,366		(3,572)	(1,087)	5,707

Totals	$16,047	$1,434	$(6,181)	$(900)	$10,400

Exit Plan	Balance at December 31, 2009	Provisions in Cost of goods sold or SG&A	Actual expenditures charged to accrual	Adjustments to prior provisions in Other general expense - net	Balance at December 31, 2010
Global Finishes Group branches shutdown in 2010:
Severance and related costs		$31	$(31)
Other qualified exit costs		1,283	(169)		$1,114
Paint Stores Group stores shutdown in 2010:
Other qualified exit costs		182	(178)		4
Paint Stores Group stores shutdown in 2009:
Other qualified exit costs	$3,213		(1,213)	$22	2,022
Consumer Group manufacturing facilities shutdown in 2009:
Severance and related costs	4,532	457	(3,534)	(1,455)
Other qualified exit costs	2,258		(612)	(925)	721
Global Finishes Group manufacturing facility and branches shutdown in 2009:
Severance and related costs	204		(78)	(126)
Other qualified exit costs	3,703		(1,288)	(595)	1,820
Paint Stores Group manufacturing and distribution facilities, administrative offices and stores shutdown in 2008:
Severance and related costs	70		(66)	(4)
Other qualified exit costs	5,426		(1,864)	(504)	3,058
Consumer Group manufacturing and distribution facilities shutdown in 2008:
Severance and related costs	311			(311)
Other qualified exit costs	83		(60)	219	242
Global Finishes Group administrative offices and branches shutdown in 2008:
Other qualified exit costs	88		(88)
Other qualified exit costs for facilities shutdown prior to 2008	11,245		(2,094)	(2,085)	7,066

Totals	$31,133	$1,953	$(11,275)	$(5,764)	$16,047

Exit Plan	Balance at January 1, 2009	Provisions in Cost of goods sold or SG&A	Actual expenditures charged to accrual	Adjustments to prior provisions in Other general expense - net	Balance at December 31, 2009
Paint Stores Group stores shutdown in 2009:
Other qualified exit costs		$3,898	$(685)		$3,213
Consumer Group manufacturing facilities shutdown in 2009:
Severance and related costs		7,345	(2,813)		4,532
Other qualified exit costs		2,428	(170)		2,258
Global Finishes Group manufacturing facility and branches shutdown in 2009:
Severance and related costs		629	(425)		204
Other qualified exit costs		4,614	(911)		3,703
Paint Stores Group manufacturing and distribution facilities, administrative offices and stores shutdown in 2008:
Severance and related costs	$324	868	(937)	$(185)	70
Other qualified exit costs	4,450		(2,602)	3,578	5,426
Consumer Group manufacturing and distribution facilities shutdown in 2008:
Severance and related costs	449	82	(33)	(187)	311
Other qualified exit costs	150		(67)		83
Global Finishes Group administrative offices and branches shutdown in 2008:
Severance and related costs	397		(397)
Other qualified exit costs	240		(294)	142	88
Paint Stores Group manufacturing facility shutdown in 2007:
Severance and related costs	33		(9)	(24)
Other qualified exit costs	1,859		(430)	149	1,578
Consumer Group manufacturing facility shutdown in 2007:
Other qualified exit costs	2,036			130	2,166
Other qualified exit costs for facilities shutdown prior to 2007	11,686		(2,550)	(1,635)	7,501

Totals	$21,624	$19,864	$(12,323)	$1,968	$31,133

Pension, Health Care and Postretirement Benefits Other Than Pensions	12 Months Ended
Dec. 31, 2011
Pension, Health Care and Postretirement Benefits Other Than Pensions [Abstract]
PENSION, HEALTH CARE AND POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

NOTE 7 – PENSION, HEALTH CARE AND POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

The Company provides pension benefits to substantially all employees through primarily noncontributory defined contribution or defined benefit plans and certain health care and life insurance benefits to domestic active employees and eligible retirees. In accordance with the Retirement Benefits Topic of the ASC, the Company recognizes an asset for overfunded defined benefit pension or other postretirement benefit plans and a liability for unfunded or underfunded plans. In addition, actuarial gains and losses and prior service costs of such plans are recorded in Cumulative other comprehensive loss, a component of Shareholders’ equity. The amounts recorded in Cumulative other comprehensive loss will continue to be modified as actuarial assumptions and service costs change, and all such amounts will be amortized to expense over a period of years through the net pension cost (credit) and net periodic benefit cost.

Health care plans. The Company provides certain domestic health care plans that are contributory and contain cost-sharing features such as deductibles and coinsurance. There were 18,189, 17,841 and 18,292 active employees entitled to receive benefits under these plans as of December 31, 2011, 2010 and 2009, respectively. The cost of these benefits for active employees, which includes claims incurred and claims incurred but not reported, amounted to $155,501, $144,927 and $152,316 for 2011, 2010 and 2009, respectively.

Defined contribution pension plans. The Company’s annual contribution for its domestic defined contribution pension plan was $23,344, $22,512 and $23,131 for 2011, 2010 and 2009, respectively. Prior to July 1, 2009, the contribution was based on six percent of compensation for covered employees. Effective July 1, 2009, the contribution percentage was changed to a range from two percent to seven percent based on an age and service formula. Assets in employee accounts of the domestic defined contribution pension plan are invested in various mutual funds as directed by the participants. These mutual funds did not own a significant number of shares of the Company’s common stock for any year presented.

The Company’s annual contribution for its foreign defined contribution pension plans, which is based on various percentages of compensation for covered employees up to certain limits, was $3,807, $3,968 and $2,636 for 2011, 2010 and 2009, respectively. Assets in employee accounts of the foreign defined contribution pension plans are invested in various mutual funds. These mutual funds did not own a significant number of shares of the Company’s common stock for any year presented.

Defined benefit pension plans. The Company has one salaried and one hourly domestic defined benefit pension plan, and sixteen foreign defined benefit pension plans, including three European plans acquired in connection with the 2011 and 2010 acquisitions of Leighs Paints and Acroma. All participants in the domestic salaried defined benefit pension plan prior to January 1, 2002 retain the previous defined benefit formula for computing benefits with certain modifications for active employees. Eligible domestic salaried employees hired or re-hired between January 1, 2002 and September 30, 2011 became participants in the revised domestic salaried defined benefit pension plan upon completion of six months of service. All employees who became participants on or after January 1, 2002 and before January 1, 2005 were credited with certain contribution credits equivalent to six percent of their salary. All employees who became participants on or after January 1, 2005 were credited with certain contribution credits that range from two percent to seven percent of compensation based on an age and service formula. Effective July 1, 2009, the domestic salaried defined benefit pension plan was revised, and all employees who become participants on or after January 1, 2002 were credited with certain contribution credits that range from two percent to seven percent of compensation based on an age and service formula. Contribution credits are converted into units to account for each participant’s benefits. Participants will receive a variable annuity benefit upon retirement or a lump sum distribution upon termination (if vested). The variable annuity benefit is subject to the hypothetical returns achieved on each participant’s allocation of units from investments in various investment funds as directed by the participant. Contribution credits to the revised domestic salaried defined benefit pension plan are being funded through existing plan assets. Effective October 1, 2011, the domestic salaried defined benefit pension plan was frozen for new hires, and all newly hired U.S. non-collectively bargained employees are eligible to participate in the Company’s domestic defined contribution plan.

At December 31, 2011, the domestic salaried defined benefit pension plan was overfunded, with a projected benefit obligation of $269,314, fair value of plan assets of $487,990 and excess plan assets of $218,676. The domestic hourly defined benefit pension plan was underfunded, with a projected benefit obligation of $140,715, fair value of plan assets of $126,473 and a deficiency of plan assets of $14,242. The plans are funded in accordance with all applicable regulations as of December 31, 2011 and no funding will be required in 2012. At December 31, 2010, the domestic salaried defined benefit pension plan was overfunded, with a projected benefit obligation of $261,996, fair value of plan assets of $502,707 and excess plan assets of $240,711, and the domestic hourly defined benefit pension plan was overfunded, with a projected benefit obligation of $128,261, fair value of plan assets of $132,018 and excess plan assets of $3,757. At December 31, 2009, the domestic salaried defined benefit pension plan was overfunded, with a projected benefit obligation of $211,635, fair value of plan assets of $454,239 and excess plan assets of $242,604, and the domestic hourly defined benefit pension plan was underfunded, with a projected benefit obligation of $127,640, fair value of plan assets of $122,808 and a deficiency of plan assets of $4,832.

At December 31, 2011, thirteen of the Company’s foreign defined benefit pension plans were unfunded or underfunded, with combined projected benefit obligations, fair values of net assets and deficiencies of plan assets of $90,718, $58,070 and $32,648, respectively. An increase of $55,529 from 2010 in the combined projected benefit obligations of all foreign defined benefit pension plans was primarily due to the European plan acquired in 2011.

The Company expects to make the following benefit payments for all domestic and foreign defined benefit pension plans: $38,149 in 2012; $39,110 in 2013; $39,339 in 2014; $40,048 in 2015; $40,285 in 2016; and $205,044 in 2017 through 2021.

The estimated net actuarial losses and prior service costs for the defined benefit pension plans that are expected to be amortized from Cumulative other comprehensive loss into the net pension costs in 2012 are $22,949 and $1,592, respectively.

The following table summarizes the components of the net pension costs and Cumulative other comprehensive loss related to the defined benefit pension plans:

	Domestic Defined Benefit Pension Plans			Foreign Defined Benefit Pension Plans
	2011	2010	2009	2011	2010	2009
Net pension costs:
Service costs	$17,933	$16,906	$17,070	$3,055	$2,061	$1,226
Interest costs	18,602	18,028	18,124	5,954	4,266	3,036
Expected returns on plan assets	(46,441)	(42,311)	(36,828)	(5,535)	(2,842)	(1,810)
Amortization of prior service costs	1,635	1,661	1,493		29	47
Amortization of actuarial losses	16,865	18,943	28,723	493	1,363	325

Ongoing pension costs	8,594	13,227	28,582	3,967	4,877	2,824
Settlement credits				(235)		(39)

Net pension costs	8,594	13,227	28,582	3,732	4,877	2,785
Other changes in plan assets and projected benefit obligation recognized in Cumulative other comprehensive loss (before taxes):
Net actuarial losses (gains) arising during the year	48,745	681	(49,250)	15,944	(10,043)	14,922
Prior service costs during the year	1,195		1,086
Amortization of prior service costs	(1,635)	(1,661)	(1,493)		(29)	(47)
Amortization of actuarial losses	(16,865)	(18,943)	(28,723)	(493)	(1,363)	(286)
Exchange rate (loss) gain recognized during the year				(387)	(1,536)	1,717

Total recognized in Cumulative other comprehensive loss	31,440	(19,923)	(78,380)	15,064	(12,971)	16,306

Total recognized in net pension costs (credits) and Cumulative other comprehensive loss	$40,034	$(6,696)	$(49,798)	$18,796	$(8,094)	$19,091

The Company employs a total return investment approach for the domestic and foreign defined benefit pension plan assets. A mix of equities and fixed income investments are used to maximize the long-term return of assets for a prudent level of risk. In determining the expected long-term rate of return on defined benefit pension plan assets, management considers the historical rates of return, the nature of investments and an expectation of future investment strategies. The target allocations for plan assets are 45 – 65 percent equity securities and 30 – 40 percent fixed income securities.

The following tables summarize the fair value of the defined benefit pension plan assets at December 31, 2011, 2010 and 2009:

	Fair Value at December 31, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments at fair value:
Short-term investments (a)	$9,408		$9,408
Equity investments (b)	482,694	$268,307	214,387
Fixed income investments (c)	202,939	103,485	99,454
Other assets (d)	37,482		16,582	$20,900

	$732,523	$371,792	$339,831	$20,900

	Fair Value at December 31, 2010	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments at fair value:
Short-term investments (a)	$33,050		$33,050
Equity investments (b)	463,108	$257,616	205,492
Fixed income investments (c)	185,163	101,227	78,401	$5,535
Other assets (d)	19,152			19,152

	$700,473	$358,843	$316,943	$24,687

	Fair Value at December 31, 2009	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments at fair value:
Short-term investments (a)	$51,688		$51,688
Equity investments (b)	430,550	$248,138	182,412
Fixed income investments (c)	132,951	91,741	35,945	$5,265
Other assets (d)	17,728			17,728

	$632,917	$339,879	$270,045	$22,993

(a) - This category includes a full range of high quality, short-term money market securities.

(b) - This category includes actively managed equity assets that track primarily to the S&P 500.

(c) - This category includes government and corporate bonds that track primarily to the Barclays Capital Aggregate Bond Index.

(d) - This category consists of venture capital funds.

The following tables summarize the changes in the fair value of the defined benefit pension plan assets classified as level 3 at December 31, 2011, 2010 and 2009:

	Balance at December 31, 2010	Dispositions	Realized and Unrealized Gains	Balance at December 31, 2011
Fixed income investments	$5,535	$(5,717)	$182
Other assets	19,152	(1,389)	3,137	$20,900

	$24,687	$(7,106)	$3,319	$20,900

	Balance at December 31, 2009	Dispositions	Realized and Unrealized Gains	Balance at December 31, 2010
Fixed income investments	$5,265	$(269)	$539	$5,535
Other assets	17,728	(695)	2,119	19,152

	$22,993	$(964)	$2,658	$24,687

	Balance at January 1, 2009	Acquisitions	Realized and Unrealized Gains (Losses)	Balance at December 31, 2009
Fixed income investments	$2,652	$2,380	$233	$5,265
Other assets	18,669	735	(1,676)	17,728

	$21,321	$3,115	$(1,443)	$22,993

Included as equity investments in the domestic defined benefit pension plan assets at December 31, 2011 were 855,000 shares of the Company’s common stock with a market value of $76,326, representing 12.4 percent of total domestic plan assets. Dividends received on the Company’s common stock during 2011 totaled $1,248.

The following table summarizes the obligations, plan assets and assumptions used for the defined benefit pension plans, which are all measured as of December 31:

	Domestic Defined Benefit Pension Plans			Foreign Defined Benefit Pension Plans
	2011	2010	2009	2011	2010	2009
Accumulated benefit obligations at end of year	$415,163	$371,195	$323,553	$121,137	$67,964	$59,226

Projected benefit obligations:
Balances at beginning of year	$390,257	$339,275	$315,513	$85,936	$75,175	$44,893
Service costs	17,933	16,906	17,070	3,055	2,061	1,226
Interest costs	18,602	18,028	18,124	5,954	4,266	3,036
Actuarial losses (gains)	8,428	41,739	12,068	11,395	(6,950)	18,484
Acquisitions of businesses and other	1,194		1,086	42,131	14,378	2,745
Effect of foreign exchange				(3,760)	(1,063)	6,427
Benefits paid	(26,385)	(25,691)	(24,586)	(3,246)	(1,931)	(1,636)

Balances at end of year	410,029	390,257	339,275	141,465	85,936	75,175
Plan assets:
Balances at beginning of year	634,725	577,047	503,487	65,748	55,870	38,603
Actual returns on plan assets	6,123	83,369	98,146	987	5,935	3,853
Acquisitions of businesses and other				57,761	7,085	9,902
Effect of foreign exchange				(3,190)	(1,211)	5,148
Benefits paid	(26,385)	(25,691)	(24,586)	(3,246)	(1,931)	(1,636)

Balances at end of year	614,463	634,725	577,047	118,060	65,748	55,870

Excess (deficient) plan assets over projected benefit obligations	$204,434	$244,468	$237,772	$(23,405)	$(20,188)	$(19,305)

Assets and liabilities recognized in the Consolidated Balance Sheets:
Deferred pension assets	$218,676	$244,468	$242,604	$9,674	$3,865	$2,697
Other accruals				(829)	(272)	(497)
Other long-term liabilities	(14,242)		(4,832)	(32,250)	(23,781)	(21,505)

	$204,434	$244,468	$237,772	$(23,405)	$(20,188)	$(19,305)

Amounts recognized in Cumulative other comprehensive loss:
Net actuarial losses	$(211,752)	$(179,871)	$(198,134)	$(26,994)	$(11,930)	$(24,873)
Prior service costs	(5,206)	(5,647)	(7,307)			(28)

	$(216,958)	$(185,518)	$(205,441)	$(26,994)	$(11,930)	$(24,901)

Weighted-average assumptions used to determine projected benefit obligations:
Discount rate	4.40%	4.97%	5.50%	4.94%	5.45%	5.78%
Rate of compensation increase	4.00%	4.00%	4.00%	4.05%	4.06%	3.85%
Weighted-average assumptions used to determine net pension costs (credits):
Discount rate	4.97%	5.50%	6.10%	5.48%	5.57%	6.85%
Expected long-term rate of return on assets	7.50%	7.50%	7.50%	6.12%	5.46%	6.25%
Rate of compensation increase	4.00%	4.00%	4.00%	4.06%	3.74%	3.93%

Postretirement Benefits Other Than Pensions. Employees of the Company hired in the United States prior to January 1, 1993 who are not members of a collective bargaining unit, and certain groups of employees added through acquisitions, are eligible for health care and life insurance benefits upon retirement, subject to the terms of the unfunded plans. There were 4,436, 4,768 and 4,704 retired employees entitled to receive such postretirement benefits as of December 31, 2011, 2010 and 2009, respectively.

The following table summarizes the obligation and the assumptions used for postretirement benefits other than pensions:

	Postretirement Benefits Other than Pensions
	2011	2010	2009
Benefit obligation:
Balance at beginning of year - unfunded	$315,572	$300,526	$264,802
Service cost	3,495	3,532	3,391
Interest cost	15,580	16,066	15,695
Actuarial (gain) loss	(3,965)	11,067	34,241
Benefits paid	(13,887)	(15,619)	(17,603)

Balance at end of year - unfunded	$316,795	$315,572	$300,526

Liabilities recognized in the Consolidated Balance Sheets:
Postretirement benefits other than pensions	$(297,528)	$(295,896)	$(283,784)
Other accruals	(19,267)	(19,676)	(16,742)

	$(316,795)	$(315,572)	$(300,526)

Amounts recognized in Cumulative other comprehensive loss:
Net actuarial losses	$(45,567)	$(52,037)	$(42,274)
Prior service costs	983	1,640	2,296

	$(44,584)	$(50,397)	$(39,978)

Weighted-average assumptions used to determine benefit obligation:
Discount rate	4.40%	5.10%	5.50%
Health care cost trend rate - pre-65	8.00%	7.50%	8.00%
Health care cost trend rate - post-65	8.00%	7.50%	8.00%
Prescription drug cost increases	8.00%	8.00%	9.00%
Weighted-average assumptions used to determine net periodic benefit cost:
Discount rate	5.10%	5.50%	6.10%
Health care cost trend rate - pre-65	7.50%	8.00%	7.50%
Health care cost trend rate - post-65	7.50%	8.00%	7.50%
Prescription drug cost increases	8.00%	9.00%	9.00%

The following table summarizes the components of the net periodic benefit cost and cumulative other comprehensive loss related to postretirement benefits other than pensions:

	Postretirement Benefits Other than Pensions
	2011	2010	2009
Net periodic benefit cost:
Service cost	$3,495	$3,532	$3,391
Interest cost	15,580	16,066	15,695
Amortization of actuarial losses	2,505	1,304	276
Amortization of prior service credit	(657)	(656)	(656)

Net periodic benefit cost	20,923	20,246	18,706
Other changes in projected benefit obligation recognized in Cumulative other comprehensive loss (before taxes):
Net actuarial (gain) loss	(3,965)	11,067	34,241
Amortization of actuarial losses	(2,505)	(1,304)	(276)
Amortization of prior service credit	657	656	656

Total recognized in Cumulative other comprehensive loss	(5,813)	10,419	34,621

Total recognized in net periodic benefit cost and Cumulative other comprehensive loss	$15,110	$30,665	$53,327

The estimated net actuarial loss and prior service credit for postretirement benefits other than pensions that are expected to be amortized from Cumulative other comprehensive loss into net periodic benefit cost in 2012 are $1,715 and $(656), respectively.

The assumed health care cost trend rate and prescription drug cost increases used to determine the net periodic benefit cost for postretirement health care benefits for 2012 both decrease in each successive year until reaching 5.0 percent in 2018. The assumed health care and prescription drug cost trend rates have a significant effect on the amounts reported for the postretirement health care benefit obligation. A one-percentage-point change in assumed health care and prescription drug cost trend rates would have had the following effects as of December 31, 2011:

	One-Percentage-Point
	Increase	(Decrease)
Effect on total of service and interest cost components	$165	$(175)
Effect on the postretirement benefit obligation	$2,892	$(2,912)

The Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the Medicare Act) introduced a prescription drug benefit under Medicare (Medicare Part D) as well as a federal subsidy to sponsors of retiree health care benefit plans that provide a benefit that is at least actuarially equivalent to Medicare Part D. In accordance with the accounting guidance related to the Medicare Act included in the Retirement Benefits Topic of the ASC, the effects of the federal subsidy resulted in a $21,400 reduction of the accumulated postretirement benefit obligation for benefits attributed to past service, which is being recognized prospectively beginning July 1, 2004. During 2011, this recognition resulted in a $7,073 reduction of the net periodic benefit cost, which consisted of changes in actuarial experience and reductions in interest cost of $6,831 and $242, respectively. During 2010, this recognition resulted in a $4,170 reduction of the net periodic benefit cost, which consisted of reductions in interest cost, amortization of changes in actuarial experience and service cost of $1,973, $1,852 and $345, respectively. During 2009, this recognition resulted in a $1,934 reduction of the net periodic benefit cost, which consisted of reductions in interest cost and service cost of $1,870 and $64, respectively. The initial effects of the federal subsidy attributable to past service have been fully recognized.

In the first quarter of 2010, the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 (the “Acts”) were enacted and became U.S. law. The Acts eliminate the tax deduction previously allowed for the Medicare Part D subsidy beginning in years after December 31, 2012. The Company recognized the deferred tax effects of the reduced deductibility of the subsidy during the first quarter of 2010. The resulting one-time increase in income taxes of $11,400 reduced 2010 basic and diluted earnings per share by $.11 and $.10, respectively.

The Company expects to make retiree health care benefit cash payments and to receive Medicare Part D prescription cash reimbursements as follows:

	Retiree Health Care Benefits	Medicare Prescription Reimbursement	Expected Cash Payments - Net
2012	$21,424	$(2,157)	$19,267
2013	22,126	(2,324)	19,802
2014	22,426	(2,511)	19,915
2015	22,424	(2,686)	19,738
2016	22,173	(2,847)	19,326
2017 through 2021	124,887	(2,813)	122,074

Total expected benefit cash payments	$235,460	$(15,338)	$220,122

Debt	12 Months Ended
Dec. 31, 2011
Debt [Abstract]
DEBT

NOTE 8 – DEBT

Long-term debt

	Due Date	2011	2010	2009
3.125% Senior Notes	2014	$499,867	$499,822	$499,777
7.375% Debentures	2027	129,056	129,053	129,050
7.45% Debentures	2097	3,500	3,500	139,473
2.00% to 14.50% Promissory Notes	Through 2023	6,808	15,951	14,370

		$639,231	$648,326	$782,670

Maturities of long-term debt are as follows for the next five years: $7,823 in 2012; $3,649 in 2013; $500,914 in 2014; $803 in 2015 and $155 in 2016. Interest expense on long-term debt was $31,883, $64,442 and $30,984 for 2011, 2010 and 2009, respectively.

Among other restrictions, the Company’s Notes, Debentures and revolving credit agreement contain certain covenants relating to liens, ratings changes, merger and sale of assets, consolidated leverage and change of control as defined in the agreements. In the event of default under any one of these arrangements, acceleration of the maturity of any one or more of these borrowings may result. The Company was in compliance with all covenants for all years presented.

During 2010, the Company repurchased $136.5 million of its publicly traded 7.45% debentures due 2097. Costs related to the repurchase increased interest expense by $24,165.

On December 16, 2009, the Company issued $500,000 of debt securities consisting of 3.125% senior notes, due December 15, 2014. The debt securities are covered under a shelf registration filed with the Securities and Exchange Commission (SEC) on December 16, 2009.

Short-term borrowings. At December 31, 2011 and 2010, borrowings outstanding under the domestic commercial paper program totaled $264,902 and $173,490, respectively, and were included in Short-term borrowings. The weighted-average interest rate related to these borrowings was 0.2% at December 31, 2011 and 2010. Borrowings outstanding under various foreign programs of $81,375, $215,102 and $22,674 at December 31, 2011, 2010 and 2009, respectively, were included in Short-term borrowings. The weighted-average interest rate related to these borrowings was 4.9%, 2.9% and 8.8% at December 31, 2011, 2010 and 2009, respectively.

On July 19, 2010, Sherwin-Williams Luxembourg S.à r.l., a wholly-owned subsidiary of the Company, entered into a €200,000 (Euro) credit facility. On December 28, 2010, the Company reduced the aggregate amount of this credit facility to €150,000 (Euro). During 2011, the aggregate amount of this credit facility was further reduced to €97,000 (Euro). On July 19, 2010, Sherwin-Williams Canada Inc., a wholly-owned subsidiary of the Company, entered into a CAD 75,000 credit facility. The credit facilities are being used for general corporate purposes, including refinancing indebted-ness and for acquisitions.

On May 23, 2006, the Company entered into a five-year credit agreement, which was amended on July 24, 2006. This credit agreement gave the Company the right to borrow and to obtain the issuance, renewal, extension and increase of a letter of credit up to an aggregate availability of $250,000. The credit agreement matured on June 20, 2011 and was not renewed. On April 26, 2007 and August 28, 2007, the company entered into two additional five-year credit agreements, which were later amended on September 17, 2007 and September 25, 2007. These additional credit agreements give the Company the right to borrow and to obtain the issuance, renewal, extension and increase of a letter of credit up to an aggregate availability of $500,000. On January 30, 2012, the Company entered into a five-year credit agreement, which was amended on February 13, 2012. This credit agreement gives the company the right to borrow and to obtain the issuance, renewal, extension and increase of a letter of credit of up to an aggregate availability of $300 million. At December 31, 2011, 2010 and 2009, there were no borrowings outstanding under any of these credit agreements.

The Company uses a revolving credit agreement primarily to satisfy its commercial paper program’s dollar for dollar liquidity requirement. At December 31, 2009, the Company had an $845,000 senior unsecured revolving credit agreement scheduled to expire on July 20, 2010. On January 8, 2010, the Company terminated the existing $845,000 five-year senior unsecured revolving credit agreement and entered into a new $500,000 three-year senior unsecured revolving credit agreement. On July 8, 2011, the Company entered into a new five-year $1.050 billion credit agreement, which replaced the existing three-year $500,000 credit agreement. The new credit agreement allows the Company to extend the maturity of the facility with two one-year extension options and to increase the aggregate amount of the facility to $1.3 billion, both of which are subject to the discretion of each lender.

Other Long-term Liabilities	12 Months Ended
Dec. 31, 2011
Other Long-term Liabilities [Abstract]
OTHER LONG-TERM LIABILITIES

NOTE 9 – OTHER LONG-TERM LIABILITIES

The operations of the Company, like those of other companies in our industry, are subject to various domestic and foreign environmental laws and regulations. These laws and regulations not only govern current operations and products, but also impose potential liability on the Company for past operations. Management expects environmental laws and regulations to impose increasingly stringent requirements upon the Company and the industry in the future. Management believes that the Company conducts its operations in compliance with applicable environmental laws and regulations and has implemented various programs designed to protect the environment and promote continued compliance.

The Company is involved with environmental investiga-tion and remediation activities at some of its currently and formerly owned sites (including sites which were previously owned and/or operated by businesses acquired by the Company). In addition, the Company, together with other parties, has been designated a potentially responsible party under federal and state environmental protection laws for the investigation and remediation of environmental contamination and hazardous waste at a number of third-party sites, primarily Superfund sites. In general, these laws provide that potentially responsible parties may be held jointly and severally liable for investigation and remediation costs regardless of fault. The Company may be similarly designated with respect to additional third-party sites in the future.

The Company initially provides for estimated costs of environmental-related activities relating to its past operations and third-party sites for which commitments or clean-up plans have been developed and when such costs can be reasonably estimated based on industry standards and professional judgment. These estimated costs are based on currently available facts regarding each site. If the best estimate of costs can only be identified as a range and no specific amount within that range can be determined more likely than any other amount within the range, the minimum of the range is provided. The Company continuously assesses its potential liability for investigation and remediation-related activities and adjusts its environmental-related accruals as information becomes available upon which more accurate costs can be reasonably estimated and as additional accounting guidelines are issued. Included in Other long-term liabilities at December 31, 2011, 2010, and 2009 were accruals for extended environmental-related activities of $89,266, $89,562 and $106,168, respectively. Included in Other accruals at December 31, 2011, 2010, and 2009 were accruals for estimated costs of current investigation and remediation activities of $42,847, $60,048 and $64,685, respectively.

Actual costs incurred may vary from the accrued estimates due to the inherent uncertainties involved including, among others, the number and financial condition of parties involved with respect to any given site, the volumetric contribution which may be attributed to the Company relative to that attributed to other parties, the nature and magnitude of the wastes involved, the various technologies that can be used for remediation and the determination of acceptable remediation with respect to a particular site. If the Company’s future loss contingency is ultimately determined to be at the unaccrued maximum of the estimated range of possible outcomes for every site for which costs can be reasonably estimated, the Company’s accrual for environmental-related activities would be $97,826 higher than the minimum accruals at December 31, 2011.

Four of the Company’s currently and formerly owned manufacturing sites accounted for the majority of the accrual for environmental-related activities and the unaccrued maximum of the estimated range of possible outcomes at December 31, 2011. At December 31, 2011, $88,491, or 67.0 percent of the total accrual, related directly to these four sites. In the aggregate unaccrued maximum of $97,826 at December 31, 2011, $66,852, or 68.3 percent, related to these four sites. While environmental investigations and remedial actions are in different stages at these sites, additional investigations, remedial actions and monitoring will likely be required at each site.

Management cannot presently estimate the ultimate potential loss contingencies related to these sites or other less significant sites until such time as a substantial portion of the investigation at the sites is completed and remedial action plans are developed. In the event any future loss contingency significantly exceeds the current amount accrued, the recording of the ultimate liability may result in a material impact on net income for the annual or interim period during which the additional costs are accrued. Management does not believe that any potential liability ultimately attributed to the Company for its environmental-related matters will have a material adverse effect on the Company’s financial condition, liquidity, or cash flow due to the extended period of time during which environ-mental investigation and remediation takes place. An estimate of the potential impact on the Company’s operations cannot be made due to the aforementioned uncertainties.

Management expects these contingent environmental-related liabilities to be resolved over an extended period of time. Management is unable to provide a more specific time frame due to the indefinite amount of time to conduct investigation activities at any site, the indefinite amount of time to obtain environmental agency approval, as necessary, with respect to investigation and remediation activities, and the indefinite amount of time necessary to conduct remediation activities.

The Asset Retirement and Environmental Obligations Topic of the ASC requires a liability to be recognized for the fair value of a conditional asset retirement obligation if a settlement date and fair value can be reasonably estimated. The Company recognizes a liability for any conditional asset retirement obligation when sufficient information is available to reasonably estimate a settlement date to determine the fair value of such a liability. The Company has identified certain conditional asset retirement obligations at various current and closed manufacturing, distribution and store facilities. These obligations relate primarily to asbestos abatement, hazardous waste Resource Conservation and Recovery Act (RCRA) closures, well abandonment, transformers and used oil disposals and underground storage tank closures. Using investigative, remediation and disposal methods that are currently available to the Company, the estimated costs of these obligations were accrued and are not significant. The recording of additional liabilities for future conditional asset retirement obligations may result in a material impact on net income for the annual or interim period during which the costs are accrued. Management does not believe that any potential liability ultimately attributed to the Company for its conditional asset retirement obligations will have a material adverse effect on the Company’s financial condition, liquidity, or cash flow due to the extended period of time over which sufficient information may become available regarding the closure or modification of any one or group of the Company’s facilities. An estimate of the potential impact on the Company’s operations cannot be made due to the aforementioned uncertainties.

Litigation	12 Months Ended
Dec. 31, 2011
Litigation [Abstract]
LITIGATION

NOTE 10 – LITIGATION

In the course of its business, the Company is subject to a variety of claims and lawsuits, including litigation relating to product liability and warranty, personal injury, environmental, intellectual property, commercial, contractual and antitrust claims that are inherently subject to many uncertainties regarding the possibility of a loss to the Company. These uncertainties will ultimately be resolved when one or more future events occur or fail to occur confirming the incurrence of a liability or the reduction of a liability. In accordance with the Contingencies Topic of the ASC, the Company accrues for these contingencies by a charge to income when it is both probable that one or more future events will occur confirming the fact of a loss and the amount of the loss can be reasonably estimated. In the event that the Company’s loss contingency is ultimately determined to be significantly higher than currently accrued, the recording of the additional liability may result in a material impact on the Company’s results of operations, liquidity or financial condition for the annual or interim period during which such additional liability is accrued. In those cases where no accrual is recorded because it is not probable that a liability has been incurred and cannot be reasonably estimated, any potential liability ultimately determined to be attributable to the Company may result in a material impact on the Company’s results of operations, liquidity or financial condition for the annual or interim period during which such liability is accrued. In those cases where no accrual is recorded or exposure to loss exists in excess of the amount accrued, the Contingencies Topic of the ASC requires disclosure of the contingency when there is a reasonable possibility that a loss or additional loss may have been incurred.

Lead pigment and lead-based paint litigation. The Company’s past operations included the manufacture and sale of lead pigments and lead-based paints. The Company, along with other companies, is and has been a defendant in a number of legal proceedings, including individual personal injury actions, purported class actions, and actions brought by various counties, cities, school districts and other government-related entities, arising from the manufacture and sale of lead pigments and lead-based paints. The plaintiffs’ claims have been based upon various legal theories, including negligence, strict liability, breach of warranty, negligent misrepresentations and omissions, fraudulent misrepresentations and omissions, concert of action, civil conspiracy, violations of unfair trade practice and consumer protection laws, enterprise liability, market share liability, public nuisance, unjust enrichment and other theories. The plaintiffs seek various damages and relief, including personal injury and property damage, costs relating to the detection and abatement of lead-based paint from buildings, costs associated with a public education campaign, medical monitoring costs and others. The Company is also a defendant in legal proceedings arising from the manufacture and sale of non-lead-based paints that seek recovery based upon various legal theories, including the failure to adequately warn of potential exposure to lead during surface preparation when using non-lead-based paint on surfaces previously painted with lead-based paint. The Company believes that the litigation brought to date is without merit or subject to meritorious defenses and is vigorously defending such litigation. The Company has not settled any lead pigment or lead-based paint litigation. The Company expects that additional lead pigment and lead-based paint litigation may be filed against the Company in the future asserting similar or different legal theories and seeking similar or different types of damages and relief.

Notwithstanding the Company’s views on the merits, litigation is inherently subject to many uncertainties, and the Company ultimately may not prevail. Adverse court rulings or determinations of liability, among other factors, could affect the lead pigment and lead-based paint litigation against the Company and encourage an increase in the number and nature of future claims and proceedings. In addition, from time to time, various legislation and administrative regulations have been enacted, promulgated or proposed to impose obligations on present and former manufacturers of lead pigments and lead-based paints respecting asserted health concerns associated with such products or to overturn the effect of court decisions in which the Company and other manufacturers have been successful.

Due to the uncertainties involved, management is unable to predict the outcome of the lead pigment and lead-based paint litigation, the number or nature of possible future claims and proceedings, or the effect that any legislation and/or administrative regulations may have on the litigation or against the Company. In addition, management cannot reasonably determine the scope or amount of the potential costs and liabilities related to such litigation, or resulting from any such legislation and regulations. The Company has not accrued any amounts for such litigation. With respect to such litigation, including the public nuisance litigation, the Company does not believe that it is probable that a loss has occurred, and it is not possible to estimate the range of potential losses as there is no prior history of a loss of this nature and there is no substantive information upon which an estimate could be based. In addition, any potential liability that may result from any changes to legislation and regulations cannot reasonably be estimated. In the event any significant liability is determined to be attributable to the Company relating to such litigation, the recording of the liability may result in a material impact on net income for the annual or interim period during which such liability is accrued. Additionally, due to the uncertainties associated with the amount of any such liability and/or the nature of any other remedy which may be imposed in such litigation, any potential liability determined to be attributable to the Company arising out of such litigation may have a material adverse effect on the Company’s results of operations, liquidity or financial condition. An estimate of the potential impact on the Company’s results of operations, liquidity or financial condition cannot be made due to the aforementioned uncertainties.

Public nuisance claim litigation. The Company and other companies are or were defendants in legal proceedings seeking recovery based on public nuisance liability theories, among other theories, brought by the State of Rhode Island, the City of St. Louis, Missouri, various cities and counties in the State of New Jersey, various cities in the State of Ohio and the State of Ohio, the City of Chicago, Illinois, the City of Milwaukee, Wisconsin and the County of Santa Clara, California and other public entities in the State of California. Except for the Santa Clara County, California proceeding, all of these legal proceedings have been concluded in favor of the Company and other defendants at various stages in the proceedings.

The proceedings initiated by the State of Rhode Island included two jury trials. At the conclusion of the second trial, the jury returned a verdict finding that (i) the cumulative presence of lead pigment in paints and coatings on buildings in the State of Rhode Island constitutes a public nuisance, (ii) the Company, along with two other defendants, caused or substantially contributed to the creation of the public nuisance, and (iii) the Company and two other defendants should be ordered to abate the public nuisance. The Company and two other defendants appealed and, on July 1, 2008, the Rhode Island Supreme Court, among other determinations, reversed the judgment of abatement with respect to the Company and two other defendants. The Rhode Island Supreme Court’s decision reversed the public nuisance liability judgment against the Company on the basis that the complaint failed to state a public nuisance claim as a matter of law.

The Santa Clara County, California proceeding was initiated in March 2000 in the Superior Court of the State of California, County of Santa Clara. In the original complaint, the plaintiffs’ asserted various claims including fraud and concealment, strict product liability/failure to warn, strict product liability/design defect, negligence, negligent breach of a special duty, public nuisance, private nuisance, and violations of California’s Business and Professions Code. A number of the asserted claims were resolved in favor of the defendants through pretrial proceedings. The named plaintiffs in the Fourth Amended Complaint, filed on March 16, 2011, are the Counties of Santa Clara, Alameda, Los Angeles, Monterey, San Mateo, Solano and Ventura, and the Cities of Oakland, San Diego and San Francisco. The Fourth Amended Complaint asserts a sole claim for public nuisance, alleging that the presence of lead products for use in paint and coatings in, on and around buildings in the plaintiffs’ jurisdictions constitutes a public nuisance. The plaintiffs seek the abatement of the alleged public nuisance that exists within the plaintiffs’ jurisdictions.

Litigation seeking damages from alleged personal injury. The Company and other companies are defendants in a number of legal proceedings seeking monetary damages and other relief from alleged personal injuries. These proceedings include claims by children allegedly injured from ingestion of lead pigment or lead-containing paint, claims for damages allegedly incurred by the children’s parents or guardians, and claims for damages allegedly incurred by professional painting contractors. These proceedings generally seek compensatory and punitive damages, and seek other relief including medical monitoring costs. These proceedings include purported claims by individuals, groups of individuals and class actions.

The plaintiff in Thomas v. Lead Industries Association, et al., initiated an action in state court against the Company, other alleged former lead pigment manufacturers and the Lead Industries Association in September 1999. The claims against the Company and the other defendants include strict liability, negligence, negligent misrepresentation and omissions, fraudulent misrepresentation and omissions, concert of action, civil conspiracy and enterprise liability. Implicit within these claims is the theory of “risk contribution” liability (Wisconsin’s theory which is similar to market share liability) due to the plaintiff’s inability to identify the manufacturer of any product that allegedly injured the plaintiff. The case ultimately proceeded to trial and, on November 5, 2007, the jury returned a defense verdict, finding that the plaintiff had ingested white lead carbonate, but was not brain damaged or injured as a result. The plaintiff appealed and, on December 16, 2010, the Wisconsin Court of Appeals affirmed the final judgment in favor of the Company and other defendants.

Wisconsin is the only jurisdiction to date to apply a theory of liability with respect to alleged personal injury (i.e., risk contribution/market share liability) that does not require the plaintiff to identify the manufacturer of the product that allegedly injured the plaintiff in the lead pigment and lead-based paint litigation. Although the risk contribution liability theory was applied during the Thomas trial, the constitutionality of this theory as applied to the lead pigment cases has not been judicially determined by the Wisconsin state courts. However, in an unrelated action filed in the United

States District Court for the Eastern District of Wisconsin, Gibson v. American Cyanamid, et al., on November 15, 2010, the District Court held that Wisconsin’s risk contribution theory as applied in that case violated the defendants’ right to substantive due process and is unconstitutionally retroactive.

Insurance coverage litigation. The Company and its liability insurers, including certain Underwriters at Lloyd’s of London, initiated legal proceedings against each other to primarily determine, among other things, whether the costs and liabilities associated with the abatement of lead pigment are covered under certain insurance policies issued to the Company. The Company’s action, filed on March 3, 2006 in the Common Pleas Court, Cuyahoga County, Ohio, is currently stayed. The liability insurers’ action, which was filed on February 23, 2006 in the Supreme Court of the State of New York, County of New York, has been dismissed. An ultimate loss in the insurance coverage litigation would mean that insurance proceeds could be unavailable under the policies at issue to mitigate any ultimate abatement related costs and liabilities. The Company has not recorded any assets related to these insurance policies or otherwise assumed that proceeds from these insurance policies would be received in estimating any contingent liability accrual. Therefore, an ultimate loss in the insurance coverage litigation without a determination of liability against the Company in the lead pigment or lead-based paint litigation will have no impact on the Company’s results of operation, liquidity or financial condition. As previously stated, however, the Company has not accrued any amounts for the lead pigment or lead-based paint litigation and any significant liability ultimately determined to be attributable to the Company relating to such litigation may result in a material impact on the Company’s results of operations, liquidity or financial condition for the annual or interim period during which such liability is accrued.

Capital Stock	12 Months Ended
Dec. 31, 2011
Capital Stock [Abstract]
CAPITAL STOCK

NOTE 11 – CAPITAL STOCK

At December 31, 2011, there were 300,000,000 shares of common stock and 30,000,000 shares of serial preferred stock authorized for issuance. Of the authorized serial preferred stock, 3,000,000 shares are designated as cumulative redeemable serial preferred and 1,000,000 shares are designated as convertible serial preferred stock. See Note 12. Effective April 21, 2010, the 2006 Equity and Performance Incentive Plan (2006 Employee Plan) was amended and restated to increase the number of common shares that may be issued or transferred by 9,200,000 shares to 19,200,000 shares. See Note 13. An aggregate of 18,013,429, 19,835,391 and 13,381,449 shares of common stock at December 31, 2011, 2010 and 2009, respectively, were reserved for future grants of restricted stock and the exercise and future grants of option rights. See Note 13. Common shares outstanding shown in the following table included 475,628 shares of common stock held in a revocable trust at December 31, 2011, 2010 and 2009, respectively. The revocable trust is used to accumulate assets for the purpose of funding the ultimate obligation of certain non-qualified benefit plans. Transactions between the Company and the trust are accounted for in accordance with the Deferred Compensation – Rabbi Trusts Subtopic of the Compensation Topic of the ASC, which requires the assets held by the trust be consolidated with the Company’s accounts. Effective March 31, 2011 the company retired 125,425,977 common shares held in treasury, which resulted in decreases in Treasury stock, common stock and retained earnings.

	Common Shares in Treasury	Common Shares Outstanding
Balance at January 1, 2009	110,111,465	117,035,117
Shares tendered as payment for option rights exercised	9,743	(9,743)
Shares issued for exercise of option rights		1,075,395
Shares tendered in connection with grants of restricted stock	88,461	(88,461)
Net shares issued for grants of restricted stock		424,561
Treasury stock purchased	9,000,000	(9,000,000)

Balance at December 31, 2009	119,209,669	109,436,869
Shares tendered as payment for option rights exercised	15,752	(15,752)
Shares issued for exercise of option rights		2,436,639
Shares tendered in connection with grants of restricted stock	99,441	(99,441)
Net shares issued for grants of restricted stock		262,413
Treasury stock purchased	5,000,000	(5,000,000)

Balance at December 31, 2010	124,324,862	107,020,728
Shares tendered as payment for option rights exercised	2,274	(2,274)
Shares issued for exercise of option rights		1,480,058
Net shares issued for grants of restricted stock		55,722
Treasury stock purchased	4,700,000	(4,700,000)
Treasury stock retired	(125,425,977)

Balance at December 31, 2011	3,601,159	103,854,234

Stock Purchase Plan and Preferred Stock	12 Months Ended
Dec. 31, 2011
Stock Purchase Plan and Preferred Stock [Abstract]
STOCK PURCHASE PLAN AND PREFERRED STOCK

NOTE 12 – STOCK PURCHASE PLAN AND PREFERRED STOCK

As of December 31, 2011, 26,694 employees contributed to the Company’s ESOP, a voluntary defined contribution plan available to all eligible salaried employees. Participants are allowed to contribute, on a pretax or after-tax basis, up to the lesser of twenty percent of their annual compensation or the maximum dollar amount allowed under the Internal Revenue Code. Prior to July 1, 2009, the Company matched one hundred percent of all contributions up to six percent of eligible employee contributions. Effective July 1, 2009, the ESOP was amended to change the Company match to one-hundred percent on the first three percent of eligible employee contributions and fifty percent on the next two percent of eligible contributions. Effective July 1, 2011, the ESOP was amended to reinstate the Company match up to six percent of eligible employee contributions. Such participant contributions may be invested in a variety of mutual funds or a Company common stock fund and may be exchanged between investments as directed by the participant. Participants are permitted to diversify both future and prior Company matching contributions previously allocated to the Company common stock fund into a variety of mutual funds.

The Company made contributions to the ESOP on behalf of participating employees, representing amounts authorized by employees to be withheld from their earnings, of $79,266, $70,601 and $70,025 in 2011, 2010 and 2009, respectively. The Company’s matching contributions to the ESOP charged to operations were $48,816, $37,894 and $44,587 for 2011, 2010 and 2009, respectively.

At December 31, 2011, there were 16,508,933 shares of the Company’s common stock being held by the ESOP, representing 15.9 percent of the total number of voting shares outstanding. Shares of Company common stock credited to each member’s account under the ESOP are voted by the trustee under instructions from each individual plan member. Shares for which no instructions are received are voted by the trustee in the same proportion as those for which instructions are received.

On August 1, 2006, the Company issued 500,000 shares of convertible serial preferred stock, no par value (Series 2 Preferred stock) with cumulative quarterly dividends of $11.25 per share, for $500,000 to the ESOP. The ESOP financed the acquisition of the Series 2 Preferred stock by borrowing $500,000 from the Company at the rate of 5.5 percent per annum. This borrowing is payable over ten years in equal quarterly installments. Each share of Series 2 Preferred stock is entitled to one vote upon all matters presented to the Company’s shareholders and generally votes with the common stock together as one class. The Series 2 Preferred stock is held by the ESOP in an unallocated account. As the value of compensation expense related to contributions to the ESOP is earned, the Company has the option of funding the ESOP by redeeming a portion of the preferred stock or with cash. Contributions are credited to the members’ accounts at the time of funding. The Series 2 Preferred stock is redeemable for cash or convertible into common stock or any combination thereof at the option of the ESOP based on the relative fair value of the Series 2 Preferred and common stock at the time of conversion. At December 31, 2011, 2010 and 2009, there were no allocated or committed-to-be released shares of Series 2 Preferred stock outstanding. In 2011, the Company redeemed 56,480 shares of the Series 2 Preferred stock for cash. In 2010 and 2009, the Company elected to fund the ESOP with cash. The fair value of the Series 2 Preferred stock is based on a conversion/redemption formula outlined in the preferred stock terms and was $328,495, $411,655, and $315,659 at December 31, 2011, 2010, and 2009 respectively.

Stock-Based Compensation	12 Months Ended
Dec. 31, 2011
Stock-Based Compensation [Abstract]
STOCK-BASED COMPENSATION

NOTE 13 – STOCK-BASED COMPENSATION

Effective April 19, 2006, the shareholders approved the 2006 Employee Plan, replacing the 2003 Stock Plan and authorizing the Board of Directors, or a committee of the Board of Directors, to issue or transfer up to an aggregate of 10,000,000 shares of common stock, plus any shares relating to awards that expire, are forfeited or cancelled. Effective April 21, 2010, the 2006 Employee Plan was amended and restated to increase the number of shares that may be issued or transferred by 9,200,000 shares to 19,200,000 shares. The 2006 Employee Plan permits the granting of option rights, appreciation rights, restricted stock, restricted stock units, performance shares and performance units to eligible employees. At December 31, 2011, no appreciation rights, restricted stock units, performance shares or performance units had been granted under the 2006 Employee Plan. No further grants may be made under the 2003 Stock Plan, all rights granted under that plan remain.

Effective April 19, 2006, the shareholders also approved the 2006 Stock Plan for Nonemployee Directors (Nonemployee Plan), replacing the 1997 Stock Plan and authorizing the Board of Directors, or a committee of the Board of Directors, to issue or transfer up to an aggregate of 200,000 shares of common stock, plus any shares relating to awards that expire, are forfeited or are cancelled. The Nonemployee Plan permits the granting of option rights, appreciation rights, restricted stock and restricted stock units to members of the Board of Directors who are not employees of the Company. At December 31, 2011, no option rights, appreciation rights or restricted stock units had been granted under the Nonemployee Plan. No further grants may be made under the 1997 Stock Plan, all rights granted under that plan remain.

The cost of the Company’s stock-based compensation is recorded in accordance with the Stock Compensation Topic of the ASC. The tax benefits associated with these share-based payments are classified as financing activities in the Statements of Consolidated Cash Flows.

At December 31, 2011, the Company had total unrecognized stock-based compensation expense of $59,837 that is expected to be recognized over a weighted-average period of 1.26 years. Stock-based compensation expense during 2011, 2010 and 2009 was $48,176, $42,276 and $23,271, respectively. Stock-based compensation expense was reduced by $21,958 in 2009 related to certain restricted stock awards granted under the 2006 Employee Plan where the performance conditions were not expected to be fully attained. This change increased 2009 net income by $13,501 and increased basic and diluted earnings per share by $.12. The Company recognized a total income tax benefit related to stock-based compensation expense of $18,570, $16,290 and $8,963 during 2011, 2010 and 2009, respectively. The impact of total stock-based compensation expense, net of taxes, on net income reduced both Basic and Diluted net income per common share by $.28 during 2011.

Option rights. The fair value of the Company’s option rights was estimated at the date of grant using a Black-Scholes-Merton option-pricing model with the following weighted-average assumptions for all options granted:

	2011	2010	2009
Risk-free interest rate	1.13%	1.16%	2.39%
Expected life of option rights	5.27 years	5.27 years	5.27 years
Expected dividend yield of stock	1.77%	1.84%	2.69%
Expected volatility of stock	.303	.304	.319

The risk-free interest rate is based upon the U.S. Treasury yield curve at the time of grant. The expected life of option rights was calculated using a scenario analysis model. Historical data was used to aggregate the holding period from actual exercises, post-vesting cancellations and hypothetical assumed exercises on all outstanding option rights. The expected dividend yield of stock is the Company’s best estimate of the expected future dividend yield. Expected volatility of stock was calculated using historical and implied volatilities. The Company applied an estimated forfeiture rate of 3.16 percent to the 2011 grants. This rate was calculated based upon historical activity and is an estimate of granted shares not expected to vest. If actual forfeitures differ from the expected rate, the Company may be required to make additional adjustments to compensation expense in future periods.

Grants of option rights for non-qualified and incentive stock options have been awarded to certain officers, key employees and nonemployee directors under the 2006 Employee Plan, the 2003 Stock Plan, and the 1997 Plan. The option rights generally become exercisable to the extent of one-third of the optioned shares for each full year following the date of grant and generally expire ten years after the date of grant. Unrecognized compensation expense with respect to option rights granted to eligible employees amounted to $33,700 at December 31, 2011. The unrecognized compensation expense is being amortized on a straight-line basis over the three-year vesting period and is expected to be recognized over a weighted average period of 1.44 years.

The weighted-average per share grant date fair value of options granted during 2011, 2010 and 2009, respectively, was $18.47, $16.83 and $15.20. The total intrinsic value of exercised option rights for employees was $53,100, $74,440 and $26,684, and for nonemployee directors was $1,129, $626 and $497 during 2011, 2010 and 2009, respectively. The total fair value of options vested during the year was $25,868, $25,073 and $24,867 during 2011, 2010 and 2009, respectively. The outstanding option rights for nonemployee directors were 17,500, 37,500 and 51,667 for 2011, 2010 and 2009, respectively. The Company issues new shares upon exercise of option rights or granting of restricted stock.

A summary of the Company’s non-qualified and incentive stock option right activity for employees and nonemployee directors, and related information for the years ended December 31 is shown in the following table:

	2011			2010			2009
	Optioned Shares	Weighted- Average Exercise Price Per Share	Aggregate Intrinsic Value	Optioned Shares	Weighted- Average Exercise Price Per Share	Aggregate Intrinsic Value	Optioned Shares	Weighted- Average Exercise Price Per Share	Aggregate Intrinsic Value
Outstanding beginning of year	10,009,385	$55.82		10,897,652	$50.30		10,270,899	$46.48
Granted	1,407,259	78.72		1,586,984	72.48		1,802,432	62.73
Exercised	(1,480,058)	47.15		(2,436,639)	41.95		(1,075,395)	33.73
Forfeited	(76,354)	67.02		(34,999)	58.90		(70,428)	60.14
Expired	(2,537)	53.65		(3,613)	54.71		(29,856)	60.45

Outstanding end of year	9,857,695	$60.31	$287,526	10,009,385	$55.82	$281,349	10,897,652	$50.30	$132,139

Exercisable at end of year	6,908,116	$54.24	$243,440	6,655,569	$50.78	$220,647	7,434,125	$45.83	$121,874

The weighted average remaining term for options outstanding at the end of 2011, 2010 and 2009, respectively, was 6.54, 6.76 and 6.73 years. The weighted average remaining term for options exercisable at the end of 2011, 2010 and 2009, respectively, was 5.39, 5.58 and 5.60 years. Shares reserved for future grants of option rights and restricted stock were 8,155,734, 9,826,006 and 2,483,797 at December 31, 2011, 2010 and 2009, respectively.

Restricted stock. Grants of restricted stock, which generally require three or four years of continuous employment from the date of grant before vesting and receiving the stock without restriction, have been awarded to certain officers and key employees under the 2006 Employee Plan. Prior to 2010, all awards were performance-based, and the shares of stock to be received without restriction under these plans were based on the Company’s achievement of specified financial goals relating to average return on average equity and earnings before interest, taxes, depreciation and amortization. The February 2011 and 2010 grants consisted of approximately two-thirds performance-based awards that vest at the end of a three year period based on the Company’s achievement of specified financial goals relating to average return on average equity and earnings per share (for the February 2010 grant) and earnings per share (for the February 2011 grant) and one-third time-based awards that vest at the end of a three year period based on continuous employment. Unrecognized compensation expense with respect to grants of restricted stock to eligible employees amounted to $24,929 at December 31, 2011 and is being amortized on a straight-line basis over the vesting period and is expected to be recognized over a weighted average period of 0.83 years.

Grants of restricted stock have been awarded to nonemployee directors under the Nonemployee Plan and the 1997 Plan. These grants generally vest and stock is received without restriction to the extent of one-third of the granted stock for each year following the date of grant. Unrecognized compensation expense with respect to grants of restricted stock to nonemployee directors amounted to $1,208 at December 31, 2011 and is being amortized on a straight-line basis over the three-year vesting period and is expected to be recognized over a weighted average period of 1.44 years.

A summary of grants of restricted stock to certain officers, key employees and nonemployee directors during each year is as follows:

	2011	2010	2009
Restricted stock granted	300,677	348,460	429,221
Weighted-average per share fair value of restricted stock granted during the year	$84.86	$64.49	$45.85

A summary of the Company’s restricted stock activity for the years ended December 31 is shown in the following table:

	2011	2010	2009
Outstanding at beginning of year	1,266,201	1,304,386	1,166,900
Granted	300,677	348,460	429,221
Vested	(16,072)	(300,598)	(287,075)
Forfeited	(245,915)	(86,047)	(4,660)

Outstanding at end of year	1,304,891	1,266,201	1,304,386

Other	12 Months Ended
Dec. 31, 2011
Other [Abstract]
OTHER

NOTE 14 – OTHER

Other general expense - net. Included in Other general expense - net were the following:

	2011	2010	2009
Provisions for environmental matters - net	$9,100	$7,089	$24,705
(Gain) loss on disposition of assets	(5,469)	2,720	972
Net (income) expense of exit or disposal activities	(900)	(6,006)	7,943

Total	$2,731	$3,803	$33,620

Provisions for environmental matters–net represent initial provisions for site-specific estimated costs of environmental investigation or remediation and increases or decreases to environmental-related accruals as information becomes available upon which more accurate costs can be reasonably estimated and as additional accounting guidelines are issued. Environmental-related accruals are not recorded net of insurance proceeds in accordance with the Offsetting Subtopic of the Balance Sheet Topic of the ASC. See Note 9 for further details on the Company’s environmental-related activities.

The (gain) loss on disposition of assets represents net realized gains and losses associated with the disposal of property, plant and equipment and intangible assets previously used in the conduct of the primary business of the Company.

The net (income) expense of exit or disposal activities includes changes to accrued qualified exit costs as information becomes available upon which more accurate amounts can be reasonably estimated, initial impairments of carrying value and additional impairments for subsequent reductions in estimated fair value of property, plant and equipment held for disposal. See Note 6 for further details on the Company’s exit or disposal activities.

Other income - net. Included in Other income - net were the following:

	2011	2010	2009
Dividend and royalty income	$(4,963)	$(3,857)	$(3,240)
Net expense from financing activities	8,023	9,256	5,302
Foreign currency related transaction losses	4,748	22	4,926
Other income	(22,167)	(14,059)	(16,225)
Other expense	9,550	7,857	7,494

Total	$(4,809)	$(781)	$(1,743)

The Net expense from financing activities includes the net expense relating to changes in the Company’s financing fees.

Foreign currency transaction related losses represent net realized losses on U.S. dollar-denominated liabilities of foreign subsidiaries and net realized and unrealized losses from foreign currency option and forward contracts. There were no foreign currency option and forward contracts outstanding at December 31, 2011, 2010 and 2009.

Other income and Other expense included items of revenue, gains, expenses and losses that were unrelated to the primary business purpose of the Company. There were no items within Other income or Other expense that were individually significant.

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
INCOME TAXES

NOTE 15 – INCOME TAXES

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes using the enacted tax rates and laws that are currently in effect. Significant components of the Company’s deferred tax assets and liabilities as of December 31, 2011, 2010 and 2009 were as follows:

	2011	2010	2009
Deferred tax assets:
Exit costs, environmental and other similar items	$53,928	$64,773	$82,378
Deferred employee benefit items	74,577	57,810	65,550
Other items (each less than 5 percent of total assets)	83,\192	79,014	111,094

Total deferred tax assets	$211,697	$201,597	$259,022

Deferred tax liabilities:
Depreciation and amortization	$192,035	$165,917	$161,916

Netted against the Company’s other deferred tax assets were valuation reserves of $8,017, $17,756 and $15,735 at December 31, 2011, 2010 and 2009, respectively, resulting from the uncertainty as to the realization of the tax benefits from certain foreign net operating losses and certain other foreign assets. The Company has $9,510 of domestic net operating loss carryforwards acquired through acquisitions that have expiration dates through the tax year 2030 and foreign net operating losses of $45,854. The foreign net operating losses are related to various jurisdictions that provide for either indefinite carryforward periods or carryforward periods with various expiration periods.

Significant components of the provisions for income taxes were as follows:

	2011	2010	2009
Current:
Federal	$204,284	$127,498	$151,492
Foreign	50,272	50,765	25,964
State and local	28,219	16,966	18,118

Total current	282,775	195,229	195,574
Deferred:
Federal	20,713	27,903	(4,887)
Foreign	(3,922)	(7,145)	(1,592)
State and local	122	(688)	(2,126)

Total deferred	16,913	20,070	(8,605)

Total provisions for income taxes	$299,688	$215,299	$186,969

The provisions for income taxes included estimated taxes payable on that portion of retained earnings of foreign subsidiaries expected to be received by the Company. The effect of the repatriation provisions of the American Jobs Creation Act of 2004 and the provisions of the Income Taxes Topic of the ASC, was $(491) in 2011, $1,885 in 2010 and $1,899 in 2009. A provision was not made with respect to $17,964 of retained earnings at December 31, 2011 that have been invested by foreign subsidiaries. It was not practicable to estimate the amount of unrecognized deferred tax liability for undistributed foreign earnings.

Significant components of income before income taxes as used for income tax purposes, were as follows:

	2011	2010	2009
Domestic	$560,395	$539,120	$591,558
Foreign	181,153	138,664	31,259

	$741,548	$677,784	$622,817

A reconciliation of the statutory federal income tax rate to the effective tax rate follows:

	2011	2010	2009
Statutory federal income tax rate	35.0%	35.0%	35.0%
Effect of:
State and local income taxes	2.1	1.6	1.7
Investment vehicles	(1.9)	(1.6)	(3.6)
ESOP IRS audit settlement	10.1
Domestic production activities	(2.4)	(2.5)	(1.7)
Other - net	(2.5)	(0.7)	(1.4)

Effective tax rate	40.4%	31.8%	30.0%

The 2011 state and local income tax component of the effective tax rate increased compared to 2010 primarily due to the favorable impact that audit settlements had on the 2010 tax year. The 2011 investment vehicles and domestic production activities components of the effective tax rate were consistent with the 2010 tax year. During the fourth quarter of 2011, the Company reached a settlement with the Internal Revenue Service (IRS) that resolved all ESOP related tax issues for the 2003 through 2009 tax years. The settlement negatively impacted the effective tax rate for 2011.

The Company and its subsidiaries file income tax returns in the U.S. federal jurisdiction, and various state and foreign jurisdictions. The IRS completed the audit of the 2003, 2004, 2005, 2006 and 2007 tax years during 2011. The IRS audited the Company’s federal tax returns for the 2004 through 2007 years for income taxes and the 2003 through 2009 years for excise taxes. The IRS was auditing transactions related to the Company’s Leveraged ESOP transactions that were implemented on August 1, 2006 and August 27, 2003. See Note 12. At various times, principal and interest on the debt related to the transactions was forgiven as a mechanism for funding Company contributions of elective deferrals and matching contributions to the ESOP. The Company claimed income tax deductions for the forgiven principal on the debt along with interest and dividends. The benefit related to tax deductions for forgiven principal and interest was reflected in equity and did not flow through the provision for income taxes.

In October 2011, the Company reached a settlement of the IRS’ audit of the Company’s ESOP. The Company has fully resolved all IRS issues for the 2003 through 2009 tax years relating to the matters challenging the ESOP related federal income tax deductions claimed by the Company and proposing substantial excise taxes and penalties. The settlement (including interest), which resolved all ESOP related tax issues, resulted in an after-tax charge related to federal and state income taxes totaling approximately $74,982, or $.70 per diluted common share, and an additional reduction in Shareholders’ equity of approximately $51,209 in the Company’s fourth quarter. The Department of Labor’s investigation of the Leveraged ESOP Transactions remains open. The Company paid $60,000 of the settlement to the IRS during 2011 and expects to make a final payment of approximately $73,105 during 2012. The Company is due a refund of $8,879 for other issues related to the 2006 and 2007 audit period. The IRS commenced an examination of the Company’s U.S. income tax returns for the 2008 and 2009 tax years in the third quarter of 2011. Fieldwork is expected to be completed during 2012. At this time, the Company has determined that an insignificant refund is due for issues under review during this audit period.

As of December 31, 2011, the Company is subject to non-U.S. income tax examinations for the tax years of 2004 through 2011. In addition, the Company is subject to state and local income tax examinations for the tax years 2002 through 2011.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2011	2010	2009
Balance at beginning of year	$31,268	$36,963	$38,051
Additions based on tax positions related to the current year	2,807	3,109	3,357
Additions for tax positions of prior years	1,354	1,841	9,170
Reductions for tax positions of prior years	(3,339)	(9,123)	(4,111)
Settlements	(1,089)	(55)	(7,937)
Lapses of Statutes of Limitations	(1,335)	(1,467)	(1,567)

Balance at end of year	$29,666	$31,268	$36,963

Included in the balance of unrecognized tax benefits at December 31, 2011, 2010 and 2009 is $25,569, $27,428 and $32,543 in unrecognized tax benefits, the recognition of which would have an effect on the effective tax rate.

Included in the balance of unrecognized tax benefits at December 31, 2011 is $7,837 related to tax positions for which it is reasonably possible that the total amounts could significantly change during the next twelve months. This amount represents a decrease in unrecognized tax benefits comprised primarily of items related to a payment related to a federal audit of partnership investments, assessed state income tax audits, state settlement negotiations currently in progress and expiring statutes in federal and foreign jurisdictions.

The Company classifies all income tax related interest and penalties as income tax expense. During the years ended December 31, 2011, 2010 and 2009 the Company recognized a release of $1,163, $1,544 and $3,157, respectively, in income tax interest and penalties. As of December 31, 2011, 2010 and 2009, the Company has accrued $8,095, $10,197 and $11,783, respectively, for the potential payment of interest and penalties.

Net Income Per Common Share	12 Months Ended
Dec. 31, 2011
Net Income Per Common Share [Abstract]
NET INCOME PER COMMON SHARE

NOTE 16 – NET INCOME PER COMMON SHARE

	2011	2010	2009
Basic
Average common shares outstanding	103,471,323	107,021,624	113,514,399

Net income	$441,860	$462,485	$435,848
Less net income allocated to unvested restricted shares	(4,825)	(4,817)	(4,504)

Net income allocated to common shares	$437,035	$457,668	$431,344

Net income per common share	$4.22	$4.28	$3.80

Diluted
Average common shares outstanding	103,471,323	107,021,624	113,514,399
Stock options and other contingently issuable shares (a)	2,200,650	1,763,893	943,089

Average common shares outstanding assuming dilution	105,671,973	108,785,517	114,457,488

Net income	$441,860	$462,485	$435,848
Less net income allocated to unvested restricted shares assuming dilution	(4,756)	(4,749)	(3,679)

Net income allocated to common shares assuming dilution	$437,104	$457,736	$432,169

Net income per common share	$4.14	$4.21	$3.78

(a)	Stock options and other contingently issuable shares excludes 101,260, 1,544,620 and 4,759,922 shares at December 31, 2011, 2010 and 2009, respectively, due to their anti-dilutive effect.

The Company has two classes of participating securities: common shares and restricted shares, representing 99% and 1% of outstanding shares, respectively. The restricted shares are shares of unvested restricted stock granted under the Company’s restricted stock award program. Unvested restricted shares granted prior to April 21, 2010 received non-forfeitable dividends. Accordingly, the shares are considered a participating security and the two-class method of calculating basic and diluted earnings per share is required. Effective April 21, 2010, the restricted stock award program was revised and dividends on performance-based restricted shares granted after this date are deferred and payment is contingent upon the awards vesting. Only the time-based restricted shares, which continue to receive non-forfeitable dividends, are considered a participating security. Basic and diluted earnings per share are calculated using the two-class method in accordance with the Earnings Per Share Topic of the ASC.

Summary of Quarterly Results of Operations (Unaudited)	12 Months Ended
Dec. 31, 2011
Summary of Quarterly Result of Operations [Abstract]
SUMMARY OF QUARTERLY RESULTS OF OPERATIONS

NOTE 17 – SUMMARY OF QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

	2011
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Net sales	$1,855,586	$2,354,751	$2,484,920	$2,070,442	$8,765,699
Gross profit	797,408	1,022,755	1,038,299	886,100	3,744,562
Net income	68,316	179,115	179,877	14,552	441,860
Net income per common share - basic	0.64	1.69	1.74	0.14	4.22
Net income per common share - diluted	0.63	1.66	1.71	0.14	4.14

Net income in the fourth quarter was decreased by $74,982 ($.71 per share) due to the settlement of the IRS’ audit of the Company’s ESOP. Net income in the fourth quarter was increased by physical inventory adjustments and adjustments to compensation and benefit expenses. Gross profit increased by $25,123 ($.15 per share), primarily as a result of physical inventory adjustments of $23,394 based on an annual physical inventory count performed during the fourth quarter, year-end inventory levels and related costs. Selling, general and administrative expenses decreased $1,386 ($.01 per share) related to compensation and benefit expense adjustments.

	2010
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Net sales	$1,565,482	$2,143,064	$2,172,259	$1,895,619	$7,776,424
Gross profit	691,968	971,893	971,585	845,632	3,481,078
Net income	32,603	181,706	175,258	72,918	462,485
Net income per common share - basic	0.30	1.67	1.63	0.68	4.28
Net income per common share - diluted	0.30	1.64	1.60	0.67	4.21

Net income in the fourth quarter was increased by $9,468 ($.09 per share) due primarily to inventory adjustments and adjustments to compensation and benefit expenses. Gross profit was increased by $12,622 primarily as a result of physical inventory adjustments of $9,146. Selling, general and administrative expenses decreased $2,798 related to compensation and benefit expense adjustments.

Operating Leases	12 Months Ended
Dec. 31, 2011
Operating Leases [Abstract]
OPERATING LEASES

NOTE 18 – OPERATING LEASES

The Company leases certain stores, warehouses, manufacturing facilities, office space and equipment. Renewal options are available on the majority of leases and, under certain conditions, options exist to purchase certain properties. Rental expense for operating leases, recognized on a straight-line basis over the lease term in accordance with the Leases Topic of the ASC was $292,516, $282,309 and $284,078 for 2011, 2010 and 2009, respectively. Certain store leases require the payment of contingent rentals based on sales in excess of specified minimums. Contingent rentals included in rent expense were $36,917, $37,602 and $36,228 in 2011, 2010 and 2009, respectively. Rental income, as lessor, from real estate leasing activities and sublease rental income for all years presented was not significant. The following schedule summarizes the future minimum lease payments under noncancellable operating leases having initial or remaining terms in excess of one year at December 31, 2011:

2012	$246,610
2013	216,972
2014	184,027
2015	150,861
2016	114,627
Later years	177,821

Total minimum lease payments	$1,090,918

Reportable Segment Information	12 Months Ended
Dec. 31, 2011
Reportable Segment Information [Abstract]
REPORTABLE SEGMENT INFORMATION

NOTE 19 – REPORTABLE SEGMENT INFORMATION

The Company reports its segment information in the same way that management internally organizes its business for assessing performance and making decisions regarding allocation of resources in accordance with the Segment Reporting Topic of the ASC. The Company has determined that it has four reportable segments: Paint Stores Group, Consumer Group, Global Finishes Group and Latin America Coatings Group (collectively, the “Reportable Segments”). Factors considered in determining the four Reportable Segments of the Company include the nature of business activities, the management structure directly accountable to the Company’s chief operating decision maker (CODM) for operating and administrative activities, availability of discrete financial information and information presented to the Board of Directors. Prior to December 31, 2011, the Latin America Coatings Group had been aggregated with the Global Finishes Group in accordance with the quantitative thresholds in ASC 280-10-50-12. Based on the performance trends within the two operating segments, effective December 31, 2011, the Latin America Coatings Group is a separate reportable segment. In accordance with ASC 280-10-50-17, prior periods have been restated to reflect the Latin America Coatings Group as a reportable segment. The Company reports all other business activities and immaterial operating segments that are not reportable in the Administrative segment. See pages 6 through 13 of this report for more information about the Reportable Segments.

The Company’s CODM has been identified as the Chief Executive Officer because he has final authority over performance assessment and resource allocation decisions. Because of the diverse operations of the Company, the CODM regularly receives discrete financial information about each reportable segment as well as a significant amount of additional financial information about certain divisions, business units or subsidiaries of the Company. The CODM uses all such financial information for performance assessment and resource allocation decisions. The CODM evaluates the performance of and allocates resources to the Reportable Segments based on profit or loss before income taxes and cash generated from operations. The accounting policies of the Reportable Segments are the same as those described in Note 1 of this report.

The Paint Stores Group consisted of 3,450 company-operated specialty paint stores in the United States, Canada, Puerto Rico, Virgin Islands, Trinidad and Tobago, St. Maarten, Jamaica and Curacao at December 31, 2011. Each store in this segment is engaged in the related business activity of selling paint, coatings and related products to end-use customers. The Paint Stores Group markets and sells Sherwin-Williams® branded architectural paint and coatings, protective and marine products, OEM product finishes and related items. These products are produced by manufacturing facilities in the Consumer Group. In addition, each store sells selected purchased associated products. The loss of any single customer would not have a material adverse effect on the business of this segment. During 2011, this segment opened 60 net new stores, consisting of 66 new stores opened (53 in the United States, 12 in Canada, and 1 in Curacao) and 6 stores closed in the United States. In 2010 and 2009, this segment opened 36 and 8 net new stores, respectively. A map on pages 14 and 15 of this report shows the number of paint stores and their geographic location. The CODM uses discrete financial information about the Paint Stores Group, supplemented with information by geographic region, product type and customer type, to assess performance of and allocate resources to the Paint Stores Group as a whole. In accordance with ASC 280-10-50-9, the Paint Stores Group as a whole is considered the operating segment, and because it meets the criteria in ASC 280-10-50-10, it is also considered a reportable segment.

The Consumer Group develops, manufactures and distributes a variety of paint, coatings and related products to third-party customers primarily in the United States and Canada, and the Paint Stores Group. Approximately 62 percent of the total sales of the Consumer Group in 2011 were inter-segment transfers of products primarily sold through the Paint Stores Group. Sales and marketing of certain controlled brand and private labeled products is performed by a direct sales staff. The products distributed through third party customers are intended for resale to the ultimate end-user of the product. The Consumer Group had sales to certain customers that, individually, may be a significant portion of the sales of the segment. However, the loss of any single customer would not have a material adverse effect on the overall profitability of the segment. This segment incurred most of the Company’s capital expenditures related to ongoing environmental compliance measures. The CODM uses discrete financial information about the Consumer Group, supplemented with information by product types and customer, to assess performance of and allocate resources to the Consumer Group as a whole. In accordance with ASC 280-10-50-9, the Consumer Group as a whole is considered the operating segment, and because it meets the criteria in ASC 280-10-50-10, it is also considered a reportable segment.

The Global Finishes Group develops, licenses, manufactures, distributes and sells a variety of protective and marine products, automotive finishes and refinish products, OEM product finishes and related products in North and South America, Europe and Asia. This segment meets the demands of its customers for a consistent worldwide product development, manufacturing and distribution presence and approach to doing business. This segment licenses certain technology and trade names worldwide. Sherwin-Williams ® and other controlled brand products are distributed through the Paint Stores Group and this segment’s 303 company-operated branches and by a direct sales staff and outside sales representatives to retailers, dealers, jobbers, licensees and other third party distributors. During 2011, this segment opened or acquired 1 new branch in the United States and closed 13 (6 in the United States, 5 in India, and 2 in Canada) for a net decrease of 12 branches. At December 31, 2011, the Global Finishes Group consisted of operations in the United States, subsidiaries in 36 foreign countries and income from licensing agreements in 15 foreign countries. The CODM uses discrete financial information about the Global Finishes Group reportable segment, supplemented with information about geographic divisions, business units, and subsidiaries, to assess performance of and allocate resources to the Global Finishes Group as a whole. In accordance with ASC 280-10-50-9, the Global Finishes Group as a whole is considered the operating segment, and because it meets the criteria in ASC 280-10-50-10, it is also considered a reportable segment. A map on pages 14 and 15 of this report shows the number of branches and their geographic locations.

The Latin America Coatings Group develops, licenses, manufactures, distributes and sells a variety of architectural paint and coatings, protective and marine products, OEM product finishes and related products in North and South America. This segment meets the demands of its customers for consistent regional product development, manufacturing and distribution presence and approach to doing business. Sherwin-Williams ® and other controlled brand products are distributed through this segment’s 265 company-operated stores and by a direct sales staff and outside sales representatives to retailers, dealers, licensees and other third party distributors. During 2011, this segment opened or acquired 19 new stores (15 in South America and 4 in Mexico) and closed 3 in South America for a net increase of 16 stores. At December 31, 2011, the Latin America Coatings Group consisted of operations from subsidiaries in 9 foreign countries, 4 foreign joint ventures and income from licensing agreements in 10 foreign countries. The CODM uses discrete financial information about the Latin America Coatings Group reportable segment, supplemented with information about geographic divisions, business units, and subsidiaries, to assess performance of and allocate resources to the Latin America Coatings Group as a whole. In accordance with ASC 280-10-50-9, the Latin America Coatings Group as a whole is considered the operating segment, and because it meets the criteria in ASC 280-10-50-10, it is also considered a report-able segment. A map on pages 14 and 15 of this report shows the number of stores and their geographic locations.

The Administrative segment includes the administrative expenses of the Company’s corporate headquarters site. Also included in the Administrative segment was interest expense, interest and investment income, certain expenses related to closed facilities and environmental-related matters, and other expenses which were not directly associated with the Reportable Segments. The Administrative segment did not include any significant foreign operations. Also included in the Administrative segment was a real estate management unit that is responsible for the ownership, management and leasing of non-retail properties held primarily for use by the Company, including the Company’s headquarters site, and disposal of idle facilities. Sales of this segment represented external leasing revenue of excess headquarters space or leasing of facilities no longer used by the Company in its primary businesses. Gains and losses from the sale of property were not a significant operating factor in determining the performance of the Administrative segment.

Net external sales of all consolidated foreign subsidiaries were $1,982,859, $1,468,116 and $1,025,824 for 2011, 2010 and 2009, respectively. Segment profit of all consolidated foreign subsidiaries was $122,436, $86,951 and $27,028 for 2011, 2010 and 2009, respectively. Domestic operations accounted for the remaining net external sales and segment profits. Long-lived assets consisted of Property, plant and equipment, Goodwill, Intangible assets, Deferred pension assets and Other assets. The aggregate total of long-lived assets for the Company was $2,967,660, $2,955,513 and, $2,553,836 at December 31, 2011, 2010 and 2009, respectively. Long-lived assets of consolidated foreign subsidiaries totaled $650,681, $664,547 and $249,345 at December 31, 2011, 2010 and 2009, respectively. Total Assets of the Company were $5,229,252, $5,169,235 and $4,323,855 at December 31, 2011, 2010 and 2009, respectively. Total assets of consolidated foreign subsidiaries were $1,443,034, $1,467,969 and $753,915, which represented 27.6 percent, 28.4 percent and 17.4 percent of the Company’s total assets at December 31, 2011, 2010 and 2009, respectively. No single geographic area outside the United States was significant relative to consolidated net sales or operating profits. Export sales and sales to any individual customer were each less than 10 percent of consolidated sales to unaffiliated customers during all years presented.

In the reportable segment financial information that follows, Segment profit was total net sales and intersegment transfers less operating costs and expenses. Identifiable assets were those directly identified with each reportable segment. The Administrative segment assets consisted primarily of cash and cash equivalents, investments, deferred pension assets, and headquarters property, plant and equipment. The margin for each reportable segment was based upon total net sales and intersegment transfers. Domestic intersegment transfers were accounted for at the approximate fully absorbed manufactured cost, based on normal capacity volumes, plus customary distribution costs. International inter-segment transfers were accounted for at values comparable to normal unaffiliated customer sales.

	2011
	Paint Stores Group	Consumer Group		Global Finishes Group	Latin America Coatings Group	Administrative	Consolidated Totals
Net external sales	$4,780	$1,274		$1,878	$828	$6	$8,766
Intersegment transfers		2,091		9	39	(2,139)

Total net sales and intersegment transfers	$4,780	$3,365		$1,887	$867	$(2,133)	$8,766
Segment profit	$646	$174		$90	$75		$985
Interest expense						$(42)	(42)
Administrative expenses and other						(201)	(201)

Income before income taxes	$646	$174	*	$90	$75	$(243)	$742
Reportable segment margins	13.5%	5.2%		4.8%	8.7%
Identifiable assets	$1,309	$1,682		$939	$469	$830	$5,229
Capital expenditures	50	35		14	14	41	154
Depreciation	48	43		31	11	18	151

	2010
	Paint Stores Group	Consumer Group		Global Finishes Group	Latin America Coatings Group	Administrative	Consolidated Totals
Net external sales	$4,381	$1,298		$1,417	$675	$5	$7,776
Intersegment transfers		1,770		4	34	(1,808)

Total net sales and intersegment transfers	$4,381	$3,068		$1,421	$709	$(1,803)	$7,776
Segment profit	$620	$204		$65	$59		$948
Interest expense						$(71)	(71)
Administrative expenses and other						(199)	(199)

Income before income taxes	$620	$204	*	$65	$59	$(270)	$678
Reportable segment margins	14.2%	6.6%		4.6%	8.3%
Identifiable assets	$1,238	$1,603		$1,089	$437	$802	$5,169
Capital expenditures	51	25		26	12	11	125
Depreciation	47	39		28	10	16	140

	2009
	Paint Stores Group	Consumer Group		Global Finishes Group	Latin America Coatings Group	Administrative	Consolidated Totals
Net external sales	$4,209	$1,225		$1,117	$537	$6	$7,094
Intersegment transfers		1,715		2	28	(1,745)

Total net sales and intersegment transfers	$4,209	$2,940		$1,119	$565	$(1,739)	$7,094
Segment profit	$600	$157		$14	$51		$822
Interest expense						$(40)	(40)
Administrative expenses and other						(159)	(159)

Income before income taxes	$600	$157	*	$14	$51	$(199)	$623
Reportable segment margins	14.3%	5.3%		1.3%	9.0%
Identifiable assets	$1,187	$1,524		$603	$324	$686	$4,324
Capital expenditures	40	28		14	7	2	91
Depreciation	48	50		21	8	18	145

*	Segment profit included $24, $22 and $19 of mark-up on intersegment transfers realized as a result of external sales by the Paint Stores Group during 2011, 2010 and 2009, respectively.

Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2011
Significant Accounting Policies [Abstract]
Consolidation

Consolidation. The consolidated financial statements include the accounts of The Sherwin-Williams Company and its wholly owned subsidiaries (collectively, “the Company.”) Inter-company accounts and transactions have been eliminated.

Use of estimates

Use of estimates. The preparation of consolidated financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates, judgments and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those amounts.

Nature of operations

Nature of operations. The Company is engaged in the development, manufacture, distribution and sale of paint, coatings and related products to professional, industrial, commercial and retail customers primarily in North and South America, with additional operations in the Caribbean region, Europe and Asia.

Reportable segments	Reportable segments. See Note 19 for further details.
Cash flows	Cash flows. Management considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.
Fair value of financial instruments	Fair value of financial instruments. The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:
Cash and Cash equivalents	Cash and cash equivalents: The carrying amounts reported for Cash and cash equivalents approximate fair value.
Short-term investments	Short-term investments: The carrying amounts reported for Short-term investments approximate fair value.
Investments in securities	Investments in securities: Investments classified as available-for-sale are carried at market value. See the recurring fair value measurement table on page 49.
Non-traded investments

Non-traded investments: The Company has invested in the U.S. affordable housing and historic renovation real estate markets. These non-traded investments have been identified as variable interest entities. However, because the Company does not have the power to direct the day-to-day operations of the investments and the risk of loss is limited to the amount of contributed capital, the Company is not considered the primary beneficiary. In accordance with the Consolidation Topic of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC), the investments are not consolidated. The Company uses the effective yield method to determine the carrying value of the investments. Under the effective yield method, the initial cost of the investments is amortized over the period that the tax credits are recognized. The carrying amounts of the investments, included in Other assets, were $232,366, $198,023 and $88,249 at December 31, 2011, 2010 and 2009, respectively. The liabilities recorded on the balance sheets for estimated future capital contributions to the investments were $235,355, $194,807 and $82,564 at December 31, 2011, 2010 and 2009, respectively.

Short-term borrowings	Short-term borrowings: The carrying amounts reported for Short-term borrowings approximate fair value.
Derivative instruments

Derivative instruments: The Company utilizes derivative instruments as part of its overall financial risk management policy. The Company entered into option and forward currency exchange contracts in 2011, 2010 and 2009 primarily to hedge against foreign currency risk exposure. See Note 14. During 2009, the Company entered into swaps to partially hedge forecasted future commodity purchases. These hedges were designated as cash flow hedges under the Derivatives and Hedging Topic of the ASC. There were no derivative contracts outstanding at December 31, 2011 and 2010. The fair values of these derivative instruments were included in Other current assets or Other accruals and were insignificant at December 31, 2009. During 2009, the Company reclassified insignificant gains and losses from Cumulative other comprehensive loss into earnings. The Company does not use derivative instruments for speculative purposes.

Fair value measurements

Fair value measurements. The following tables summarize the Company’s assets and liabilities measured on a recurring and non-recurring basis in accordance with the Fair Value Measurements and Disclosures Topic of the ASC:

Assets and Liabilities Reported at Fair Value on a Recurring Basis

	Fair Value at December 31, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets:
Deferred compensation plan asset (a)	$18,866	$16,695	$2,171

Liabilities:
Deferred compensation plan liability (b)	$24,259	$24,259

(a)	The deferred compensation plan asset consists of the investment funds maintained for the future payments under the Company’s executive deferred compensation plan, which is structured as a rabbi trust. The investments are marketable securities accounted for under the Debt and Equity Securities Topic of the ASC. The level 1 investments are valued using quoted market prices multiplied by the number of shares. The level 2 investments are valued based on vendor or broker models. The cost basis of the investment funds is $18,839.
(b)	The deferred compensation plan liability represents the value of the Company’s liability under its deferred compensation plan based on quoted market prices in active markets for identical assets.

Assets and Liabilities Reported at Fair Value on a Nonrecurring Basis

	Fair Value at December 31, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Trademarks (a)	$14,871			$14,871
Fixed assets (b)	1,875		$1,875

	$16,746		$1,875	$14,871

(a)	As a result of the 2011 annual impairment test performed in accordance with the Intangibles Topic of the ASC, trademarks with a carrying value of $20,363 were written down to their calculated fair value of $14,871.
(b)	Fixed assets totaling $5,138 were written down to their estimated net realizable value of $1,875 in accordance with the Disposal of Long-Lived Assets Subtopic of ASC 360. See Note 5.

Accounts receivable and allowance for doubtful accounts

Accounts receivable and allowance for doubtful accounts. Accounts receivable were recorded at the time of credit sales net of provisions for sales returns and allowances. The Company recorded an allowance for doubtful accounts of $51,747, $59,310 and $44,755 at December 31, 2011, 2010 and 2009, respectively, to reduce Accounts receivable to their estimated net realizable value. The allowance was based on an analysis of historical bad debts, a review of the aging of Accounts receivable and the current creditworthiness of customers. All provisions for allowances for doubtful collection of accounts are related to the creditworthiness of accounts and are included in Selling, general and administrative expenses.

Reserve for obsolescence

Reserve for obsolescence. The Company recorded a reserve for obsolescence of $82,671, $74,372 and $70,941 at December 31, 2011, 2010 and 2009, respectively, to reduce Inventories to their estimated net realizable value.

Goodwill

Goodwill. Goodwill represents the cost in excess of fair value of net assets acquired in business combinations accounted for by the purchase method. In accordance with the Impairments Topic of the ASC, goodwill is tested for impairment on an annual basis and in between annual tests if events or circumstances indicate potential impairment. See Note 5.

Intangible assets

Intangible assets. Intangible assets include trademarks, non-compete covenants and certain intangible property rights. As required by the Goodwill and Other Intangibles Topic of the ASC, trademarks have been classified as indefinite-lived assets and are not amortized. An annual test for impairment is performed and interim tests are performed whenever an event occurs or circumstances indicate potential impairment. See Note 5. The cost of non-compete covenants and certain intangible property rights are amortized on a straight-line basis over the expected period of benefit as follows:

Useful Life
Non-compete covenants	3 – 5 years
Certain intangible property rights	3 – 20 years

Accumulated amortization of finite-lived intangible assets was $237,736, $228,633 and $199,692 at December 31, 2011, 2010 and 2009, respectively. See Note 5.

Impairment of long-lived assets

Impairment of long-lived assets. In accordance with the Property, Plant and Equipment Topic of the ASC, management evaluates the recoverability and estimated remaining lives of long-lived assets whenever events or changes in circumstances indicate that the carrying amount may not be recoverable or the useful life has changed. See Notes 5 and 6.

Property, plant and equipment

Property, plant and equipment. Property, plant and equipment is stated on the basis of cost. Depreciation is provided by the straight-line method. Depreciation and amortization are included in the appropriate Cost of goods sold or Selling, general and administrative expense caption on the Statements of Consolidated Income. Included in Property, plant and equipment are leasehold improvements. The major classes of assets and ranges of annual depreciation rates are:

Buildings	2.5% – 20.0%
Machinery and equipment	5.0% – 20.0%
Furniture and fixtures	10.0% – 33.3%
Automobiles and trucks	10.0% – 33.3%

Standby letters of credit

Standby letters of credit. The Company occasionally enters into standby letter of credit agreements to guarantee various operating activities. These agreements provide credit availability to the various beneficiaries if certain contractual events occur. Amounts outstanding under these agreements totaled $18,819, $22,300 and $29,786 at December 31, 2011, 2010 and 2009, respectively.

Product warranties

Product warranties. The Company offers product warranties for certain products. The specific terms and conditions of such warranties vary depending on the product or customer contract requirements. Management estimated the costs of unsettled product warranty claims based on historical results and experience and included an amount in Other accruals. Management periodically assesses the adequacy of the accrual for product warranty claims and adjusts the accrual as necessary. Changes in the Company’s accrual for product warranty claims during 2011, 2010 and 2009, including customer satisfaction settlements during the year, were as follows:

	2011	2010	2009
Balance at January 1	$23,103	$22,214	$18,029
Charges to expense	29,957	23,092	31,367
Settlements	(30,989)	(22,203)	(27,182)

Balance at December 31	$22,071	$23,103	$22,214

Environmental matters

Environmental matters. Capital expenditures for ongoing environmental compliance measures were recorded in Property, plant and equipment, and related expenses were included in the normal operating expenses of conducting business. The Company is involved with environmental investigation and remediation activities at some of its currently and formerly owned sites and at a number of third-party sites. The Company accrued for environmental-related activities for which commitments or clean-up plans have been developed and when such costs could be reasonably estimated based on industry standards and professional judgment. All accrued amounts were recorded on an undiscounted basis. Environmental-related expenses included direct costs of investigation and remediation and indirect costs such as compensation and benefits for employees directly involved in the investigation and remediation activities and fees paid to outside engineering, consulting and law firms. See Notes 9 and 14.

Employee Stock Purchase and Savings Plan and preferred stock

Employee Stock Purchase and Savings Plan and preferred stock. The Company accounts for the Employee Stock Purchase and Savings Plan (ESOP) in accordance with the Employee Stock Ownership Plans Subtopic of the Compensation – Stock Ownership Topic of the ASC. The Company recognized compensation expense for amounts contributed to the ESOP and the ESOP used dividends on unallocated preferred shares to service debt. Unallocated preferred shares held by the ESOP were not considered outstanding in calculating earnings per share of the Company. See Note 12.

Defined benefit pension and other postretirement benefit plans

Defined benefit pension and other postretirement benefit plans. The Company accounts for its defined benefit pension and other postretirement benefit plans in accordance with the Retirement Benefits Topic of the ASC, which requires the recognition of a plan’s funded status as an asset for overfunded plans and as a liability for unfunded or underfunded plans. See Note 7.

Stock-based compensation	Stock-based compensation. The cost of the Company’s stock-based compensation is recorded in accordance with the Stock Compensation Topic of the ASC. See Note 13.
Foreign currency translation

Foreign currency translation. All consolidated non-highly inflationary foreign operations use the local currency of the country of operation as the functional currency and translated the local currency asset and liability accounts at year-end exchange rates while income and expense accounts were translated at average exchange rates. The resulting translation adjustments were included in Cumulative other comprehensive loss, a component of Shareholders’ equity.

Cumulative other comprehensive loss

Cumulative other comprehensive loss. At December 31, 2011, the ending balance of Cumulative other comprehensive loss included adjustments for foreign currency translation of $196,792, net prior service costs and net actuarial losses related to pension and other postretirement benefit plans of $171,376 and unrealized net gains on marketable equity securities of $290. At December 31, 2010 and 2009 the ending balance of Cumulative other comprehensive loss included adjustments for foreign currency translation of $131,160 and $156,291, respectively, net prior service costs and net actuarial losses related to pension and other postretirement benefit plans of $148,006 and $161,533, respectively, and unrealized gains on marketable equity securities and derivative instruments used in cash flow hedges of $845 and $369, respectively.

Revenue recognition

Revenue recognition. All revenues were recognized when products were shipped and title had passed to unaffiliated customers. Collectibility of amounts recorded as revenue was reasonably assured at the time of recognition.

Customer and vendor consideration

Customer and vendor consideration. The Company offered certain customers rebate and sales incentive programs which were classified as reductions in Net sales. Such programs were in the form of volume rebates, rebates that constituted a percentage of sales or rebates for attaining certain sales goals. The Company received consideration from certain suppliers of raw materials in the form of volume rebates or rebates that constituted a percentage of purchases. These rebates were recognized on an accrual basis by the Company as a reduction of the purchase price of the raw materials and a subsequent reduction of Cost of goods sold when the related product was sold.

Costs of goods sold

Costs of goods sold. Included in Costs of goods sold were costs for materials, manufacturing, distribution and related support. Distribution costs included all expenses related to the distribution of products including inbound freight charges, purchase and receiving costs, warehousing costs, internal transfer costs and all costs incurred to ship products. Also included in Costs of goods sold were total technical expenditures, which included research and development costs, quality control, product formulation expenditures and other similar items. Research and development costs included in technical expenditures were $41,719, $39,883 and $40,425 for 2011, 2010 and 2009 respectively.

Selling, general and administrative expenses

Selling, general and administrative expenses. Selling costs included advertising expenses, marketing costs, employee and store costs and sales commissions. The cost of advertising was expensed as incurred. The Company incurred $227,303, $217,637 and $218,370 in advertising costs during 2011, 2010 and 2009 respectively. General and administrative expenses included human resources, legal, finance and other support and administrative functions.

Earnings per share

Earnings per share. Shares of preferred stock held in an unallocated account of the ESOP (see Note 12) and common stock held in a revocable trust (see Note 11) were not considered outstanding shares for basic or diluted income per common share calculations. All references to “shares” or “per share” information throughout this report relate to common shares and are stated on a diluted per common share basis, unless otherwise indicated. Basic and diluted net income per common share were calculated using the two-class method in accordance with the Earnings Per Common Share Topic of the ASC. Basic net income per common share amounts were computed based on the weighted-average number of common shares outstanding during the year. Diluted net income per common share amounts were computed based on the weighted-average number of common shares outstanding plus all dilutive securities potentially outstanding during the year. See Note 16.

Adoption of ASU No. 2011-8

Impact of recently issued accounting standards. In September 2011, the FASB issued Accounting Standards Update (ASU) No. 2011-8, which amends the Intangibles – Goodwill and Other Topic of the ASC. The ASU gives companies the option to perform a qualitative assessment to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value. If the more likely than not conclusion is reached, the two-step impairment test must be performed. Otherwise, the two-step impairment test is not necessary. ASU No. 2011-8 is effective for fiscal years beginning after December 15, 2011. The Company is evaluating whether it will perform the optional qualitative analysis as part of its 2012 goodwill impairment test. The ASU could reduce the number of reporting units for which the two-step impairment test must be performed, but it would not affect the Company’s results of operations, financial condition or liquidity.

Adoption of ASU No. 2011-5

In June 2011, the FASB issued ASU No. 2011-5, which amends the Comprehensive Income Topic of the ASC. The ASU eliminates the option to present the components of other comprehensive income as part of the statement of changes in shareholders’ equity, and instead requires consecutive presentation of the statement of net income and other comprehensive income either in a continuous statement of comprehensive income or in two separate but consecutive statements. ASU No. 2011-5 is effective for interim and annual periods beginning after December 15, 2011, however, ASU No. 2011-12 defers the requirement to present items that are reclassified from accumulated other comprehensive income to net income separately with their respective components of net income and other comprehensive income. The Company will adopt the ASU as required. It will have no affect on the Company’s results of operations, financial condition or liquidity.

Adoption of ASU No. 2011-4

In May 2011, the FASB issued ASU No. 2011-4, which amends the Fair Value Measurements Topic of the ASC to help achieve common fair value measurement and disclosure requirements in U.S. GAAP and IFRS. ASU No. 2011-4 does not require additional fair value measurements and is not intended to establish valuation standards or affect valuation practices outside of financial reporting. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Company will adopt the ASU as required. The ASU will affect the Company’s fair value disclosures, but will not affect the Company’s results of operations, financial condition or liquidity.

Reclassification	Reclassification. Certain amounts in the 2010 and 2009 consolidated financial statements have been reclassified to conform to the 2011 presentation.

Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2011
Significant Accounting Policies [Abstract]
Fair values of publicly traded debt and non- traded debt

	December 31,
	2011		2010		2009
	Carrying Amount	Fair Value	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Publicly traded debt	$632,423	$703,238	$632,375	$662,193	$768,300	$741,989
Non-traded debt	14,631	14,070	23,826	22,454	26,637	25,105

Assets and Liabilities Reported at Fair Value on a Recurring Basis

	Fair Value at December 31, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets:
Deferred compensation plan asset (a)	$18,866	$16,695	$2,171

Liabilities:
Deferred compensation plan liability (b)	$24,259	$24,259

(a)	The deferred compensation plan asset consists of the investment funds maintained for the future payments under the Company’s executive deferred compensation plan, which is structured as a rabbi trust. The investments are marketable securities accounted for under the Debt and Equity Securities Topic of the ASC. The level 1 investments are valued using quoted market prices multiplied by the number of shares. The level 2 investments are valued based on vendor or broker models. The cost basis of the investment funds is $18,839.
(b)	The deferred compensation plan liability represents the value of the Company’s liability under its deferred compensation plan based on quoted market prices in active markets for identical assets.

Assets and Liabilities Reported at Fair Value on a Nonrecurring Basis

Assets and Liabilities Reported at Fair Value on a Nonrecurring Basis

	Fair Value at December 31, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Trademarks (a)	$14,871			$14,871
Fixed assets (b)	1,875		$1,875

	$16,746		$1,875	$14,871

(a)	As a result of the 2011 annual impairment test performed in accordance with the Intangibles Topic of the ASC, trademarks with a carrying value of $20,363 were written down to their calculated fair value of $14,871.
(b)	Fixed assets totaling $5,138 were written down to their estimated net realizable value of $1,875 in accordance with the Disposal of Long-Lived Assets Subtopic of ASC 360. See Note 5.

Amortized cost of non-compete covenants and certain intangible property rights

Useful Life
Non-compete covenants	3 – 5 years
Certain intangible property rights	3 – 20 years

Classes of assets and ranges of annual depreciation rates

Buildings	2.5% – 20.0%
Machinery and equipment	5.0% – 20.0%
Furniture and fixtures	10.0% – 33.3%
Automobiles and trucks	10.0% – 33.3%

Company's accrual for product warranty claims

	2011	2010	2009
Balance at January 1	$23,103	$22,214	$18,029
Charges to expense	29,957	23,092	31,367
Settlements	(30,989)	(22,203)	(27,182)

Balance at December 31	$22,071	$23,103	$22,214

Acquisitions (Tables)	12 Months Ended
Dec. 31, 2011
Acquisitions [Abstract]
Summary of pro-forma consolidated financial information

	2011	2010
Net sales	$8,797,540	$8,119,421
Net income	441,268	463,240
Net income per common share:
Basic	4.22	4.28
Diluted	4.13	4.21

Inventories (Tables)	12 Months Ended
Dec. 31, 2011
Inventories [Abstract]
Inventories

	2011	2010	2009
Percentage of total inventories on LIFO	77%	76%	83%
Excess of FIFO over LIFO	$378,986	$277,164	$250,454
(Decrease) increase in net income due to LIFO	(62,636)	(16,394)	43,650
(Decrease) increase in net income per common share due to LIFO	(.59)	(.15)	.38

Goodwill, Intangible and Long-Lived Assets (Tables)	12 Months Ended
Dec. 31, 2011
Goodwill, Intangible and Long-Lived Assets [Abstract]
Carrying value of goodwill by reportable segment

Goodwill	Paint Stores Group	Consumer Group	Global Finishes Group	Latin America Coatings Group	Consolidated Totals
Balance at January 1, 2009 (a)	$285,425	$683,364	$37,573	$350	$1,006,712
Acquisitions		4,147			4,147
Currency and other adjustments	20	(899)	4,824	21	3,966

Balance at December 31, 2009 (a)	285,445	686,612	42,397	371	1,014,825
Acquisitions			70,594	9,315	79,909
Currency and other adjustments	1,299	2,776	2,728	921	7,724

Balance at December 31, 2010 (a)	286,744	689,388	115,719	10,607	1,102,458
Acquisitions			5,039		5,039
Currency and other adjustments	254	(109)	(408)	774	511

Balance at December 31, 2011 (a)	$286,998	$689,279	$120,350	$11,381	$1,108,008

(a)	Net of accumulated impairment losses of $8,904 ($8,113 in the Consumer Group and $791 in the Global Finishes Group).

Carrying value of intangible assets

	Finite-lived intangible assets			Trademarks with indefinite lives	Total intangible assets
	Software	All other	Subtotal
December 31, 2011
Weighted-average amortization period	7 years	13 years	11 years
Gross	$109,401	$274,086	$383,487
Accumulated amortization	(60,030)	(177,706)	(237,736)

Net value	$49,371	$96,380	$145,751	$160,122	$305,873

December 31, 2010
Weighted-average amortization period	8 years	13 years	11 years
Gross	$107,141	$254,462	$361,603
Accumulated amortization	(57,480)	(171,153)	(228,633)

Net value	$49,661	$83,309	$132,970	$187,534	$320,504

December 31, 2009
Weighted-average amortization period	9 years	10 years	9 years
Gross	$90,263	$218,621	$308,884
Accumulated amortization	(47,140)	(152,552)	(199,692)

Net value	$43,123	$66,069	$109,192	$170,221	$279,413

Exit or Disposal Activities (Tables)	12 Months Ended
Dec. 31, 2011
Exit or Disposal Activities [Abstract]
Summary of exit or disposal activities costs

Exit Plan	Balance at December 31, 2010	Provisions in Cost of goods sold or SG&A	Actual expenditures charged to accrual	Adjustments to prior provisions in Other general expense - net	Balance at December 31, 2011
Consumer Group manufacturing facilities shutdown in 2011:
Severance and related costs		$339	$(142)		$197
Paint Stores Group stores shutdown in 2011:
Other qualified exit costs		182	(26)		156
Global Finishes Group stores shutdown in 2011:
Severance and related costs		316	(187)		129
Other qualified exit costs		597	(127)		470
Global Finishes Group stores shutdown in 2010:
Other qualified exit costs	$1,114		(159)		955
Paint Stores Group stores shutdown in 2010:
Other qualified exit costs	4			$(4)
Paint Stores Group stores shutdown in 2009:
Other qualified exit costs	2,022		(805)	3	1,220
Global Finishes Group manufacturing facility and branches shutdown in 2009:
Other qualified exit costs	1,820		(918)	262	1,164
Consumer Group manufacturing facilities shutdown in 2009:
Other qualified exit costs	721		(245)	(74)	402
Other qualified exit costs for facilities shutdown prior to 2009	10,366		(3,572)	(1,087)	5,707

Totals	$16,047	$1,434	$(6,181)	$(900)	$10,400

Exit Plan	Balance at December 31, 2009	Provisions in Cost of goods sold or SG&A	Actual expenditures charged to accrual	Adjustments to prior provisions in Other general expense - net	Balance at December 31, 2010
Global Finishes Group branches shutdown in 2010:
Severance and related costs		$31	$(31)
Other qualified exit costs		1,283	(169)		$1,114
Paint Stores Group stores shutdown in 2010:
Other qualified exit costs		182	(178)		4
Paint Stores Group stores shutdown in 2009:
Other qualified exit costs	$3,213		(1,213)	$22	2,022
Consumer Group manufacturing facilities shutdown in 2009:
Severance and related costs	4,532	457	(3,534)	(1,455)
Other qualified exit costs	2,258		(612)	(925)	721
Global Finishes Group manufacturing facility and branches shutdown in 2009:
Severance and related costs	204		(78)	(126)
Other qualified exit costs	3,703		(1,288)	(595)	1,820
Paint Stores Group manufacturing and distribution facilities, administrative offices and stores shutdown in 2008:
Severance and related costs	70		(66)	(4)
Other qualified exit costs	5,426		(1,864)	(504)	3,058
Consumer Group manufacturing and distribution facilities shutdown in 2008:
Severance and related costs	311			(311)
Other qualified exit costs	83		(60)	219	242
Global Finishes Group administrative offices and branches shutdown in 2008:
Other qualified exit costs	88		(88)
Other qualified exit costs for facilities shutdown prior to 2008	11,245		(2,094)	(2,085)	7,066

Totals	$31,133	$1,953	$(11,275)	$(5,764)	$16,047

Exit Plan	Balance at January 1, 2009	Provisions in Cost of goods sold or SG&A	Actual expenditures charged to accrual	Adjustments to prior provisions in Other general expense - net	Balance at December 31, 2009
Paint Stores Group stores shutdown in 2009:
Other qualified exit costs		$3,898	$(685)		$3,213
Consumer Group manufacturing facilities shutdown in 2009:
Severance and related costs		7,345	(2,813)		4,532
Other qualified exit costs		2,428	(170)		2,258
Global Finishes Group manufacturing facility and branches shutdown in 2009:
Severance and related costs		629	(425)		204
Other qualified exit costs		4,614	(911)		3,703
Paint Stores Group manufacturing and distribution facilities, administrative offices and stores shutdown in 2008:
Severance and related costs	$324	868	(937)	$(185)	70
Other qualified exit costs	4,450		(2,602)	3,578	5,426
Consumer Group manufacturing and distribution facilities shutdown in 2008:
Severance and related costs	449	82	(33)	(187)	311
Other qualified exit costs	150		(67)		83
Global Finishes Group administrative offices and branches shutdown in 2008:
Severance and related costs	397		(397)
Other qualified exit costs	240		(294)	142	88
Paint Stores Group manufacturing facility shutdown in 2007:
Severance and related costs	33		(9)	(24)
Other qualified exit costs	1,859		(430)	149	1,578
Consumer Group manufacturing facility shutdown in 2007:
Other qualified exit costs	2,036			130	2,166
Other qualified exit costs for facilities shutdown prior to 2007	11,686		(2,550)	(1,635)	7,501

Totals	$21,624	$19,864	$(12,323)	$1,968	$31,133

Pension, Health Care and Postretirement Benefits Other Than Pensions (Tables)	12 Months Ended
Dec. 31, 2011
Pension, Health Care and Postretirement Benefits Other Than Pensions [Abstract]
Health care, pension and other benefits

	Domestic Defined Benefit Pension Plans			Foreign Defined Benefit Pension Plans
	2011	2010	2009	2011	2010	2009
Net pension costs:
Service costs	$17,933	$16,906	$17,070	$3,055	$2,061	$1,226
Interest costs	18,602	18,028	18,124	5,954	4,266	3,036
Expected returns on plan assets	(46,441)	(42,311)	(36,828)	(5,535)	(2,842)	(1,810)
Amortization of prior service costs	1,635	1,661	1,493		29	47
Amortization of actuarial losses	16,865	18,943	28,723	493	1,363	325

Ongoing pension costs	8,594	13,227	28,582	3,967	4,877	2,824
Settlement credits				(235)		(39)

Net pension costs	8,594	13,227	28,582	3,732	4,877	2,785
Other changes in plan assets and projected benefit obligation recognized in Cumulative other comprehensive loss (before taxes):
Net actuarial losses (gains) arising during the year	48,745	681	(49,250)	15,944	(10,043)	14,922
Prior service costs during the year	1,195		1,086
Amortization of prior service costs	(1,635)	(1,661)	(1,493)		(29)	(47)
Amortization of actuarial losses	(16,865)	(18,943)	(28,723)	(493)	(1,363)	(286)
Exchange rate (loss) gain recognized during the year				(387)	(1,536)	1,717

Total recognized in Cumulative other comprehensive loss	31,440	(19,923)	(78,380)	15,064	(12,971)	16,306

Total recognized in net pension costs (credits) and Cumulative other comprehensive loss	$40,034	$(6,696)	$(49,798)	$18,796	$(8,094)	$19,091

Fair value of the defined benefit pension plan assets

	Fair Value at December 31, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments at fair value:
Short-term investments (a)	$9,408		$9,408
Equity investments (b)	482,694	$268,307	214,387
Fixed income investments (c)	202,939	103,485	99,454
Other assets (d)	37,482		16,582	$20,900

	$732,523	$371,792	$339,831	$20,900

	Fair Value at December 31, 2010	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments at fair value:
Short-term investments (a)	$33,050		$33,050
Equity investments (b)	463,108	$257,616	205,492
Fixed income investments (c)	185,163	101,227	78,401	$5,535
Other assets (d)	19,152			19,152

	$700,473	$358,843	$316,943	$24,687

	Fair Value at December 31, 2009	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments at fair value:
Short-term investments (a)	$51,688		$51,688
Equity investments (b)	430,550	$248,138	182,412
Fixed income investments (c)	132,951	91,741	35,945	$5,265
Other assets (d)	17,728			17,728

	$632,917	$339,879	$270,045	$22,993

(a) - This category includes a full range of high quality, short-term money market securities.

(b) - This category includes actively managed equity assets that track primarily to the S&P 500.

(c) - This category includes government and corporate bonds that track primarily to the Barclays Capital Aggregate Bond Index.

(d) - This category consists of venture capital funds.

Changes in the fair value of the defined benefit pension plan assets classified as level 3

	Balance at December 31, 2010	Dispositions	Realized and Unrealized Gains	Balance at December 31, 2011
Fixed income investments	$5,535	$(5,717)	$182
Other assets	19,152	(1,389)	3,137	$20,900

	$24,687	$(7,106)	$3,319	$20,900

	Balance at December 31, 2009	Dispositions	Realized and Unrealized Gains	Balance at December 31, 2010
Fixed income investments	$5,265	$(269)	$539	$5,535
Other assets	17,728	(695)	2,119	19,152

	$22,993	$(964)	$2,658	$24,687

	Balance at January 1, 2009	Acquisitions	Realized and Unrealized Gains (Losses)	Balance at December 31, 2009
Fixed income investments	$2,652	$2,380	$233	$5,265
Other assets	18,669	735	(1,676)	17,728

	$21,321	$3,115	$(1,443)	$22,993

Obligations, plan assets and assumption used for defined benefit pension plan

	Domestic Defined Benefit Pension Plans			Foreign Defined Benefit Pension Plans
	2011	2010	2009	2011	2010	2009
Accumulated benefit obligations at end of year	$415,163	$371,195	$323,553	$121,137	$67,964	$59,226

Projected benefit obligations:
Balances at beginning of year	$390,257	$339,275	$315,513	$85,936	$75,175	$44,893
Service costs	17,933	16,906	17,070	3,055	2,061	1,226
Interest costs	18,602	18,028	18,124	5,954	4,266	3,036
Actuarial losses (gains)	8,428	41,739	12,068	11,395	(6,950)	18,484
Acquisitions of businesses and other	1,194		1,086	42,131	14,378	2,745
Effect of foreign exchange				(3,760)	(1,063)	6,427
Benefits paid	(26,385)	(25,691)	(24,586)	(3,246)	(1,931)	(1,636)

Balances at end of year	410,029	390,257	339,275	141,465	85,936	75,175
Plan assets:
Balances at beginning of year	634,725	577,047	503,487	65,748	55,870	38,603
Actual returns on plan assets	6,123	83,369	98,146	987	5,935	3,853
Acquisitions of businesses and other				57,761	7,085	9,902
Effect of foreign exchange				(3,190)	(1,211)	5,148
Benefits paid	(26,385)	(25,691)	(24,586)	(3,246)	(1,931)	(1,636)

Balances at end of year	614,463	634,725	577,047	118,060	65,748	55,870

Excess (deficient) plan assets over projected benefit obligations	$204,434	$244,468	$237,772	$(23,405)	$(20,188)	$(19,305)

Assets and liabilities recognized in the Consolidated Balance Sheets:
Deferred pension assets	$218,676	$244,468	$242,604	$9,674	$3,865	$2,697
Other accruals				(829)	(272)	(497)
Other long-term liabilities	(14,242)		(4,832)	(32,250)	(23,781)	(21,505)

	$204,434	$244,468	$237,772	$(23,405)	$(20,188)	$(19,305)

Amounts recognized in Cumulative other comprehensive loss:
Net actuarial losses	$(211,752)	$(179,871)	$(198,134)	$(26,994)	$(11,930)	$(24,873)
Prior service costs	(5,206)	(5,647)	(7,307)			(28)

	$(216,958)	$(185,518)	$(205,441)	$(26,994)	$(11,930)	$(24,901)

Weighted-average assumptions used to determine projected benefit obligations:
Discount rate	4.40%	4.97%	5.50%	4.94%	5.45%	5.78%
Rate of compensation increase	4.00%	4.00%	4.00%	4.05%	4.06%	3.85%
Weighted-average assumptions used to determine net pension costs (credits):
Discount rate	4.97%	5.50%	6.10%	5.48%	5.57%	6.85%
Expected long-term rate of return on assets	7.50%	7.50%	7.50%	6.12%	5.46%	6.25%
Rate of compensation increase	4.00%	4.00%	4.00%	4.06%	3.74%	3.93%

Obligation and the assumptions used for postretirement benefits other than pensions

	Postretirement Benefits Other than Pensions
	2011	2010	2009
Benefit obligation:
Balance at beginning of year - unfunded	$315,572	$300,526	$264,802
Service cost	3,495	3,532	3,391
Interest cost	15,580	16,066	15,695
Actuarial (gain) loss	(3,965)	11,067	34,241
Benefits paid	(13,887)	(15,619)	(17,603)

Balance at end of year - unfunded	$316,795	$315,572	$300,526

Liabilities recognized in the Consolidated Balance Sheets:
Postretirement benefits other than pensions	$(297,528)	$(295,896)	$(283,784)
Other accruals	(19,267)	(19,676)	(16,742)

	$(316,795)	$(315,572)	$(300,526)

Amounts recognized in Cumulative other comprehensive loss:
Net actuarial losses	$(45,567)	$(52,037)	$(42,274)
Prior service costs	983	1,640	2,296

	$(44,584)	$(50,397)	$(39,978)

Weighted-average assumptions used to determine benefit obligation:
Discount rate	4.40%	5.10%	5.50%
Health care cost trend rate - pre-65	8.00%	7.50%	8.00%
Health care cost trend rate - post-65	8.00%	7.50%	8.00%
Prescription drug cost increases	8.00%	8.00%	9.00%
Weighted-average assumptions used to determine net periodic benefit cost:
Discount rate	5.10%	5.50%	6.10%
Health care cost trend rate - pre-65	7.50%	8.00%	7.50%
Health care cost trend rate - post-65	7.50%	8.00%	7.50%
Prescription drug cost increases	8.00%	9.00%	9.00%

Components of the net periodic benefit cost and cumulative other comprehensive loss related to postretirement benefits other than pensions

	Postretirement Benefits Other than Pensions
	2011	2010	2009
Net periodic benefit cost:
Service cost	$3,495	$3,532	$3,391
Interest cost	15,580	16,066	15,695
Amortization of actuarial losses	2,505	1,304	276
Amortization of prior service credit	(657)	(656)	(656)

Net periodic benefit cost	20,923	20,246	18,706
Other changes in projected benefit obligation recognized in Cumulative other comprehensive loss (before taxes):
Net actuarial (gain) loss	(3,965)	11,067	34,241
Amortization of actuarial losses	(2,505)	(1,304)	(276)
Amortization of prior service credit	657	656	656

Total recognized in Cumulative other comprehensive loss	(5,813)	10,419	34,621

Total recognized in net periodic benefit cost and Cumulative other comprehensive loss	$15,110	$30,665	$53,327

Significant effect on amounts reported for service and interest rate component and postretirement health care benefit obligation

	One-Percentage-Point
	Increase	(Decrease)
Effect on total of service and interest cost components	$165	$(175)
Effect on the postretirement benefit obligation	$2,892	$(2,912)

Retiree health care benefit cash payments

	Retiree Health Care Benefits	Medicare Prescription Reimbursement	Expected Cash Payments - Net
2012	$21,424	$(2,157)	$19,267
2013	22,126	(2,324)	19,802
2014	22,426	(2,511)	19,915
2015	22,424	(2,686)	19,738
2016	22,173	(2,847)	19,326
2017 through 2021	124,887	(2,813)	122,074

Total expected benefit cash payments	$235,460	$(15,338)	$220,122

Debt (Tables)	12 Months Ended
Dec. 31, 2011
Debt [Abstract]
Long-term debt

	Due Date	2011	2010	2009
3.125% Senior Notes	2014	$499,867	$499,822	$499,777
7.375% Debentures	2027	129,056	129,053	129,050
7.45% Debentures	2097	3,500	3,500	139,473
2.00% to 14.50% Promissory Notes	Through 2023	6,808	15,951	14,370

		$639,231	$648,326	$782,670

Capital Stock (Tables)	12 Months Ended
Dec. 31, 2011
Capital Stock [Abstract]
Capital Stock

	Common Shares in Treasury	Common Shares Outstanding
Balance at January 1, 2009	110,111,465	117,035,117
Shares tendered as payment for option rights exercised	9,743	(9,743)
Shares issued for exercise of option rights		1,075,395
Shares tendered in connection with grants of restricted stock	88,461	(88,461)
Net shares issued for grants of restricted stock		424,561
Treasury stock purchased	9,000,000	(9,000,000)

Balance at December 31, 2009	119,209,669	109,436,869
Shares tendered as payment for option rights exercised	15,752	(15,752)
Shares issued for exercise of option rights		2,436,639
Shares tendered in connection with grants of restricted stock	99,441	(99,441)
Net shares issued for grants of restricted stock		262,413
Treasury stock purchased	5,000,000	(5,000,000)

Balance at December 31, 2010	124,324,862	107,020,728
Shares tendered as payment for option rights exercised	2,274	(2,274)
Shares issued for exercise of option rights		1,480,058
Net shares issued for grants of restricted stock		55,722
Treasury stock purchased	4,700,000	(4,700,000)
Treasury stock retired	(125,425,977)

Balance at December 31, 2011	3,601,159	103,854,234

Stock-Based Compensation (Tables)	12 Months Ended
Dec. 31, 2011
Stock-Based Compensation [Abstract]
Option rights

	2011	2010	2009
Risk-free interest rate	1.13%	1.16%	2.39%
Expected life of option rights	5.27 years	5.27 years	5.27 years
Expected dividend yield of stock	1.77%	1.84%	2.69%
Expected volatility of stock	.303	.304	.319

Company's non-qualified and incentive stock option right activity for employees and nonemployee directors

	2011			2010			2009
	Optioned Shares	Weighted- Average Exercise Price Per Share	Aggregate Intrinsic Value	Optioned Shares	Weighted- Average Exercise Price Per Share	Aggregate Intrinsic Value	Optioned Shares	Weighted- Average Exercise Price Per Share	Aggregate Intrinsic Value
Outstanding beginning of year	10,009,385	$55.82		10,897,652	$50.30		10,270,899	$46.48
Granted	1,407,259	78.72		1,586,984	72.48		1,802,432	62.73
Exercised	(1,480,058)	47.15		(2,436,639)	41.95		(1,075,395)	33.73
Forfeited	(76,354)	67.02		(34,999)	58.90		(70,428)	60.14
Expired	(2,537)	53.65		(3,613)	54.71		(29,856)	60.45

Outstanding end of year	9,857,695	$60.31	$287,526	10,009,385	$55.82	$281,349	10,897,652	$50.30	$132,139

Exercisable at end of year	6,908,116	$54.24	$243,440	6,655,569	$50.78	$220,647	7,434,125	$45.83	$121,874

Summary of grants of restricted stock to certain officers, key employees and non-employee directors

	2011	2010	2009
Restricted stock granted	300,677	348,460	429,221
Weighted-average per share fair value of restricted stock granted during the year	$84.86	$64.49	$45.85

Summary of the Company's restricted stock activity

	2011	2010	2009
Outstanding at beginning of year	1,266,201	1,304,386	1,166,900
Granted	300,677	348,460	429,221
Vested	(16,072)	(300,598)	(287,075)
Forfeited	(245,915)	(86,047)	(4,660)

Outstanding at end of year	1,304,891	1,266,201	1,304,386

Other (Tables)	12 Months Ended
Dec. 31, 2011
Other [Abstract]
Other general expense - net

	2011	2010	2009
Provisions for environmental matters - net	$9,100	$7,089	$24,705
(Gain) loss on disposition of assets	(5,469)	2,720	972
Net (income) expense of exit or disposal activities	(900)	(6,006)	7,943

Total	$2,731	$3,803	$33,620

Other income - net

	2011	2010	2009
Dividend and royalty income	$(4,963)	$(3,857)	$(3,240)
Net expense from financing activities	8,023	9,256	5,302
Foreign currency related transaction losses	4,748	22	4,926
Other income	(22,167)	(14,059)	(16,225)
Other expense	9,550	7,857	7,494

Total	$(4,809)	$(781)	$(1,743)

Income Taxes (Tables)	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Components of deferred tax assets and liabilities

	2011	2010	2009
Deferred tax assets:
Exit costs, environmental and other similar items	$53,928	$64,773	$82,378
Deferred employee benefit items	74,577	57,810	65,550
Other items (each less than 5 percent of total assets)	83,\192	79,014	111,094

Total deferred tax assets	$211,697	$201,597	$259,022

Deferred tax liabilities:
Depreciation and amortization	$192,035	$165,917	$161,916

Components of the provisions for income taxes

	2011	2010	2009
Current:
Federal	$204,284	$127,498	$151,492
Foreign	50,272	50,765	25,964
State and local	28,219	16,966	18,118

Total current	282,775	195,229	195,574
Deferred:
Federal	20,713	27,903	(4,887)
Foreign	(3,922)	(7,145)	(1,592)
State and local	122	(688)	(2,126)

Total deferred	16,913	20,070	(8,605)

Total provisions for income taxes	$299,688	$215,299	$186,969

Components of income before income taxes and minority interest used for income tax purpose

	2011	2010	2009
Domestic	$560,395	$539,120	$591,558
Foreign	181,153	138,664	31,259

	$741,548	$677,784	$622,817

Reconciliation of the statutory federal income tax rate to the effective tax rate

	2011	2010	2009
Statutory federal income tax rate	35.0%	35.0%	35.0%
Effect of:
State and local income taxes	2.1	1.6	1.7
Investment vehicles	(1.9)	(1.6)	(3.6)
ESOP IRS audit settlement	10.1
Domestic production activities	(2.4)	(2.5)	(1.7)
Other - net	(2.5)	(0.7)	(1.4)

Effective tax rate	40.4%	31.8%	30.0%

Reconciliation of unrecognized tax

	2011	2010	2009
Balance at beginning of year	$31,268	$36,963	$38,051
Additions based on tax positions related to the current year	2,807	3,109	3,357
Additions for tax positions of prior years	1,354	1,841	9,170
Reductions for tax positions of prior years	(3,339)	(9,123)	(4,111)
Settlements	(1,089)	(55)	(7,937)
Lapses of Statutes of Limitations	(1,335)	(1,467)	(1,567)

Balance at end of year	$29,666	$31,268	$36,963

Net Income Per Common Share (Tables)	12 Months Ended
Dec. 31, 2011
Net Income Per Common Share [Abstract]
Computation of net income per common share

	2011	2010	2009
Basic
Average common shares outstanding	103,471,323	107,021,624	113,514,399

Net income	$441,860	$462,485	$435,848
Less net income allocated to unvested restricted shares	(4,825)	(4,817)	(4,504)

Net income allocated to common shares	$437,035	$457,668	$431,344

Net income per common share	$4.22	$4.28	$3.80

Diluted
Average common shares outstanding	103,471,323	107,021,624	113,514,399
Stock options and other contingently issuable shares (a)	2,200,650	1,763,893	943,089

Average common shares outstanding assuming dilution	105,671,973	108,785,517	114,457,488

Net income	$441,860	$462,485	$435,848
Less net income allocated to unvested restricted shares assuming dilution	(4,756)	(4,749)	(3,679)

Net income allocated to common shares assuming dilution	$437,104	$457,736	$432,169

Net income per common share	$4.14	$4.21	$3.78

(a)	Stock options and other contingently issuable shares excludes 101,260, 1,544,620 and 4,759,922 shares at December 31, 2011, 2010 and 2009, respectively, due to their anti-dilutive effect.

Summary of Quarterly Results of Operations (Tables)	12 Months Ended
Dec. 31, 2011
Summary of Quarterly Result of Operations [Abstract]
Summary of quarterly results of operations

	2011
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Net sales	$1,855,586	$2,354,751	$2,484,920	$2,070,442	$8,765,699
Gross profit	797,408	1,022,755	1,038,299	886,100	3,744,562
Net income	68,316	179,115	179,877	14,552	441,860
Net income per common share - basic	0.64	1.69	1.74	0.14	4.22
Net income per common share - diluted	0.63	1.66	1.71	0.14	4.14

	2010
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Net sales	$1,565,482	$2,143,064	$2,172,259	$1,895,619	$7,776,424
Gross profit	691,968	971,893	971,585	845,632	3,481,078
Net income	32,603	181,706	175,258	72,918	462,485
Net income per common share - basic	0.30	1.67	1.63	0.68	4.28
Net income per common share - diluted	0.30	1.64	1.60	0.67	4.21

Operating Leases (Table)	12 Months Ended
Dec. 31, 2011
Operating Leases [Abstract]
Future minimum lease payments under noncancellable operating leases

2012	$246,610
2013	216,972
2014	184,027
2015	150,861
2016	114,627
Later years	177,821

Total minimum lease payments	$1,090,918

Reportable Segment Information (Tables)	12 Months Ended
Dec. 31, 2011
Reportable Segment Information [Abstract]
Reportable segment information

	2011
	Paint Stores Group	Consumer Group		Global Finishes Group	Latin America Coatings Group	Administrative	Consolidated Totals
Net external sales	$4,780	$1,274		$1,878	$828	$6	$8,766
Intersegment transfers		2,091		9	39	(2,139)

Total net sales and intersegment transfers	$4,780	$3,365		$1,887	$867	$(2,133)	$8,766
Segment profit	$646	$174		$90	$75		$985
Interest expense						$(42)	(42)
Administrative expenses and other						(201)	(201)

Income before income taxes	$646	$174	*	$90	$75	$(243)	$742
Reportable segment margins	13.5%	5.2%		4.8%	8.7%
Identifiable assets	$1,309	$1,682		$939	$469	$830	$5,229
Capital expenditures	50	35		14	14	41	154
Depreciation	48	43		31	11	18	151

	2010
	Paint Stores Group	Consumer Group		Global Finishes Group	Latin America Coatings Group	Administrative	Consolidated Totals
Net external sales	$4,381	$1,298		$1,417	$675	$5	$7,776
Intersegment transfers		1,770		4	34	(1,808)

Total net sales and intersegment transfers	$4,381	$3,068		$1,421	$709	$(1,803)	$7,776
Segment profit	$620	$204		$65	$59		$948
Interest expense						$(71)	(71)
Administrative expenses and other						(199)	(199)

Income before income taxes	$620	$204	*	$65	$59	$(270)	$678
Reportable segment margins	14.2%	6.6%		4.6%	8.3%
Identifiable assets	$1,238	$1,603		$1,089	$437	$802	$5,169
Capital expenditures	51	25		26	12	11	125
Depreciation	47	39		28	10	16	140

	2009
	Paint Stores Group	Consumer Group		Global Finishes Group	Latin America Coatings Group	Administrative	Consolidated Totals
Net external sales	$4,209	$1,225		$1,117	$537	$6	$7,094
Intersegment transfers		1,715		2	28	(1,745)

Total net sales and intersegment transfers	$4,209	$2,940		$1,119	$565	$(1,739)	$7,094
Segment profit	$600	$157		$14	$51		$822
Interest expense						$(40)	(40)
Administrative expenses and other						(159)	(159)

Income before income taxes	$600	$157	*	$14	$51	$(199)	$623
Reportable segment margins	14.3%	5.3%		1.3%	9.0%
Identifiable assets	$1,187	$1,524		$603	$324	$686	$4,324
Capital expenditures	40	28		14	7	2	91
Depreciation	48	50		21	8	18	145

*	Segment profit included $24, $22 and $19 of mark-up on intersegment transfers realized as a result of external sales by the Paint Stores Group during 2011, 2010 and 2009, respectively.

Significant Accounting Policies (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Publicly Traded Debt [Member]
Debt, Long-term and Short-term, Combined Amount [Abstract]
Carrying Amount	$ 632,423	$ 632,375	$ 768,300
Fair Value	703,238	662,193	741,989
Non-Traded Debt [Member]
Debt, Long-term and Short-term, Combined Amount [Abstract]
Carrying Amount	14,631	23,826	26,637
Fair Value	$ 14,070	$ 22,454	$ 25,105

Significant Accounting Policies (Details 1) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011
Assets:
Deferred compensation plan asset	$ 18,866
Liabilities:
Deferred compensation plan liability	24,259
Quoted Prices in Active Markets for Identical Assets (Level 1) [Member]
Assets:
Deferred compensation plan asset	16,695
Liabilities:
Deferred compensation plan liability	24,259
Significant Other Observable Inputs (Level 2) [Member]
Assets:
Deferred compensation plan asset	2,171
Liabilities:
Deferred compensation plan liability	0
Significant Accounting Policies (Additional Textual) [Abstract]
Cost basis of the investment funds	18,839
Significant Unobservable Inputs (Level 3) [Member]
Assets:
Deferred compensation plan asset	0
Liabilities:
Deferred compensation plan liability	$ 0

Significant Accounting Policies (Details 2) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011
Assets and Liabilities Reported at Fair Value on a Nonrecurring Basis
Trademarks	$ 14,871
Fixed assets	1,875
Fixed assets and trademarks Total	16,746
Quoted Prices in Active Markets for Identical Assets (Level 1) [Member]
Assets and Liabilities Reported at Fair Value on a Nonrecurring Basis
Trademarks	0
Fixed assets	0
Fixed assets and trademarks Total	0
Significant Other Observable Inputs (Level 2) [Member]
Assets and Liabilities Reported at Fair Value on a Nonrecurring Basis
Trademarks	0
Fixed assets	1,875
Fixed assets and trademarks Total	1,875
Significant Unobservable Inputs (Level 3) [Member]
Assets and Liabilities Reported at Fair Value on a Nonrecurring Basis
Trademarks	14,871
Fixed assets	0
Fixed assets and trademarks Total	$ 14,871

Significant Accounting Policies (Details 3) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Company's accrual for product warranty claims
Balance at January 1	$ 23,103	$ 22,214	$ 18,029
Charges to expense	29,957	23,092	31,367
Settlements	(30,989)	(22,203)	(27,182)
Balance at December 31	$ 22,071	$ 23,103	$ 22,214
Non-Compete Covenants [Member]
Amortization cost of non-compete covenants and certain intangible property rights
Minimum useful life	3
Maximum useful life	5
Certain Intangible Property Rights [Member]
Amortization cost of non-compete covenants and certain intangible property rights
Minimum useful life	3
Maximum useful life	20

Significant Accounting Policies (Details 4)	12 Months Ended
Dec. 31, 2011
Buildings [Member] | Maximum [Member]
Classes of assets and ranges of annual depreciation rates
Annual depreciation rate on assets	20.00%
Buildings [Member] | Minimum [Member]
Classes of assets and ranges of annual depreciation rates
Annual depreciation rate on assets	2.50%
Machinery and equipment [Member] | Maximum [Member]
Classes of assets and ranges of annual depreciation rates
Annual depreciation rate on assets	20.00%
Machinery and equipment [Member] | Minimum [Member]
Classes of assets and ranges of annual depreciation rates
Annual depreciation rate on assets	5.00%
Furniture and fixtures [Member] | Maximum [Member]
Classes of assets and ranges of annual depreciation rates
Annual depreciation rate on assets	33.30%
Furniture and fixtures [Member] | Minimum [Member]
Classes of assets and ranges of annual depreciation rates
Annual depreciation rate on assets	10.00%
Automobiles and trucks [Member] | Maximum [Member]
Classes of assets and ranges of annual depreciation rates
Annual depreciation rate on assets	33.30%
Automobiles and trucks [Member] | Minimum [Member]
Classes of assets and ranges of annual depreciation rates
Annual depreciation rate on assets	10.00%

Significant Accounting Policies (Details Textual) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Significant Accounting Policies (Textual) [Abstract]
Carrying amounts of the investments, included in Other assets	$ 232,366	$ 198,023	$ 88,249
Estimated future capital contribution to investments	235,355	194,807	82,564
Carrying value of trade mark	20,363
Calculated fair value of trade mark	14,871
Fixed assets written down to net realizable value	5,138
Estimated net realizable value of fixed assets of asset written down	1,875
Allowance for Doubtful Accounts Receivable, Current	51,747	59,310	44,755
Inventory Valuation Reserves	82,671	74,372	70,941
Accumulated amortization of finite-lived intangible assets	237,736	228,633	199,692
Amounts outstanding under standby letter of credit agreements	18,819	22,300	29,786
Cumulative other comprehensive loss included adjustments for foreign currency translation	196,792	131,160	156,291
Prior service costs and net actuarial losses related to pension and other postretirement benefit plans	171,376	148,006	161,533
Unrealized net gains on marketable equity securities and derivative instruments used in cash flow hedges	290	845	369
Research and development costs included in technical expenditures	41,719	39,883	40,425
Advertising cost	$ 227,303	$ 217,637	$ 218,370

Acquisitions (Details) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Summary of pro-forma consolidated financial information
Net sales	$ 8,797,540	$ 8,119,421
Net income	441,268	463,240
Net income per common share:
Basic	$ 4.22	$ 4.28
Diluted	$ 4.13	$ 4.21
Acquisitions (Textual) [Abstract]
Aggregate consideration paid for acquisition, net of cash acquired	44,436	298,161	15,440
Acquisition of Leighs Paints [Member]
Acquisitions (Textual) [Abstract]
Aggregate consideration paid for acquisition, net of cash acquired	41,824
Acquisition of Sayerlack Industrial Coatings [Member]
Acquisitions (Textual) [Abstract]
Aggregate consideration paid for acquisition, net of cash acquired		$ 298,161

Loss on Dissolution of a Foreign Subsidiary (Details Textual) (USD $) In Thousands, except Per Share data, unless otherwise specified	4 Months Ended	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2009
Loss on dissolution of a foreign subsidiary (Textual) [Abstract]
Loss on dissolution of a foreign subsidiary	$ 21,923	$ 21,923
Current and non-current asset write-downs	11,637
Severance expense	$ 5,161
Impact of expense on dissolution on basic and diluted net income per common share	$ 0.05

Inventories (Details) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2009	Dec. 31, 2010
Inventories
Percentage of total inventories on LIFO	77.00%	83.00%	76.00%
Excess of FIFO Over LIFO	$ 378,986	$ 250,454	$ 277,164
(Decrease) increase in net income due to LIFO	(62,636)	43,650	(16,394)
(Decrease) increase in net income per common share due to LIFO	$ (0.59)	$ 0.38	$ (0.15)
Impact on Net income of such liquidations	$ 1,067	$ 8,634

Goodwill, Intangible and Long-Lived Assets (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Carrying value of goodwill by reportable operating segment
Goodwill, Beginning Balance	$ 1,102,458	$ 1,014,825	$ 1,006,712
Acquisitions	5,039	79,909	4,147
Currency and other adjustments	511	7,724	3,966
Goodwill, Ending Balance	1,108,008	1,102,458	1,014,825
Paint Stores Group [Member]
Carrying value of goodwill by reportable operating segment
Goodwill, Beginning Balance	286,744	285,445	285,425
Currency and other adjustments	254	1,299	20
Goodwill, Ending Balance	286,998	286,744	285,445
Consumer Group [Member]
Carrying value of goodwill by reportable operating segment
Goodwill, Beginning Balance	689,388	686,612	683,364
Acquisitions			4,147
Currency and other adjustments	(109)	2,776	(899)
Goodwill, Ending Balance	689,279	689,388	686,612
Global Finishes Group [Member]
Carrying value of goodwill by reportable operating segment
Goodwill, Beginning Balance	115,719	42,397	37,573
Acquisitions	5,039	70,594
Currency and other adjustments	(408)	2,728	4,824
Goodwill, Ending Balance	120,350	115,719	42,397
Latin America Coating Group [Member]
Carrying value of goodwill by reportable operating segment
Goodwill, Beginning Balance	10,607	371	350
Acquisitions		9,315
Currency and other adjustments	774	921	21
Goodwill, Ending Balance	$ 11,381	$ 10,607	$ 371

Goodwill, Intangible and Long-Lived Assets (Details 1) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 Y	Dec. 31, 2010 Y	Dec. 31, 2009 Y
Carrying value of intangible assets
Weighted-average amortization period	11	11	9
Gross	$ 383,487	$ 361,603	$ 308,884
Accumulated amortization	(237,736)	(228,633)	(199,692)
Net value	145,751	132,970	109,192
Trademarks with indefinite lives	160,122	187,534	170,221
Total intangible assets	305,873	320,504	279,413
Software [Member]
Carrying value of intangible assets
Weighted-average amortization period	7	8	9
Gross	109,401	107,141	90,263
Accumulated amortization	(60,030)	(57,480)	(47,140)
Net value	49,371	49,661	43,123
All Other [Member]
Carrying value of intangible assets
Weighted-average amortization period	13	13	10
Gross	274,086	254,462	218,621
Accumulated amortization	(177,706)	(171,153)	(152,552)
Net value	$ 96,380	$ 83,309	$ 66,069

Goodwill, Intangible and Long-Lived Assets (Details 2) (USD $) In Thousands, unless otherwise specified	12 Months Ended				12 Months Ended														12 Months Ended			12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Sep. 30, 2009	Dec. 31, 2011 Acquisition of Leigh Paints [Member]	Dec. 31, 2011 Acquisition of Leigh Paints [Member] Maximum [Member] Y	Dec. 31, 2011 Acquisition of Leigh Paints [Member] Minimum [Member] Y	Dec. 31, 2010 Acquisitions of Sayerlack, Acroma and Pinturas Condor [Member]	Dec. 31, 2010 Acquisitions of Acroma and Pinturas Condor [Member] Maximum [Member] Y	Dec. 31, 2010 Acquisitions of Acroma and Pinturas Condor [Member] Minimum [Member] Y	Dec. 31, 2009 Acquisition of Altax [Member]	Dec. 31, 2011 Customer Relationships [Member] Acquisition of Leigh Paints [Member]	Dec. 31, 2010 Customer Relationships [Member] Acquisitions of Sayerlack, Acroma and Pinturas Condor [Member]	Dec. 31, 2009 Customer Relationships [Member] Acquisition of Altax [Member] Y	Dec. 31, 2009 Intellectual Property [Member] Acquisition of Altax [Member] Y	Sep. 30, 2011 Paint Stores Group [Member]	Sep. 30, 2010 Paint Stores Group [Member]	Sep. 30, 2009 Paint Stores Group [Member]	Dec. 31, 2011 Consumer Group [Member]	Dec. 31, 2009 Consumer Group [Member]	Sep. 30, 2009 Consumer Group [Member]	Dec. 31, 2011 Global Finishes Group [Member]	Dec. 31, 2010 Global Finishes Group [Member]	Sep. 30, 2011 Global Finishes Group [Member]	Sep. 30, 2009 Global Finishes Group [Member]	Sep. 30, 2009 Latin America Coatings Group [Member]
Goodwill, Intangible and Long-Lived Assets (Textual) [Abstract]
Goodwill Recognized	$ 5,039	$ 79,909	$ 4,147		$ 5,039			$ 79,909			$ 4,147									$ 4,147		$ 5,039	$ 70,594
Acquisition Value of Acquired Technology					4,794
Trademark					2,125			18,007			3,211
Other Intangible assets											2,643
Customer Relationships											1,572	1,918	35,886
Intellectual Property			1,071
Weighted Average useful life of finite lived intangible assets						10	5		19	15				10	8
Reduction in carrying value of finite lived intangible assets		4,364
Reduction in carrying value of property plant and equipment		2,177
Trademark impairments				14,144												4,669	120	10,998			86			823	1,860	1,200
Goodwill Impairment Loss	8,904																		8,113			791
Additional Goodwill Intangible and Long Lived Assets (Textual) [Abstract]
Amortization of finite lived Intangible assets for the year 2012	30,192
Amortization of finite lived Intangible assets for the year 2013	28,118
Amortization of finite lived Intangible assets for the year 2014	23,093
Amortization of finite lived Intangible assets for the year 2015	19,341
Amortization of finite lived Intangible assets for the year 2016	$ 15,258

Exit or Disposal Activities (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 Store	Dec. 31, 2010 Store	Dec. 31, 2009 Facility Store
Summary of exit or disposal activities costs
Beginning Balance	$ 16,047	$ 31,133	$ 21,624
Provisions in Costs of goods sold or SG&A	1,434	1,953	19,864
Actual expenditures charged to accrual	(6,181)	(11,275)	(12,323)
Adjustments to prior provisions in Other general expense - net	(900)	(5,764)	1,968
Ending Balance	10,400	16,047	31,133
Exit or Disposal Activities (Textual) [Abstract]
Stores and branches closed	22	23	65
Number of Facilities Closed			4
Facilities Shutdown Prior to 2009 [Member]
Summary of exit or disposal activities costs
Beginning Balance	10,366
Actual expenditures charged to accrual	(3,572)
Adjustments to prior provisions in Other general expense - net	(1,087)
Ending Balance	5,707
Paint Stores Group [Member]
Summary of exit or disposal activities costs
Provisions in Costs of goods sold or SG&A	182	182	5,243
Consumer Group [Member]
Summary of exit or disposal activities costs
Provisions in Costs of goods sold or SG&A	339	457	9,855
Global Finishes Group [Member]
Summary of exit or disposal activities costs
Provisions in Costs of goods sold or SG&A	913	1,314	4,766
Severance and related costs [Member] | Paint Stores Group [Member] | Manufacturing Facilities Shutdown in 2007 [Member]
Summary of exit or disposal activities costs
Beginning Balance			33
Actual expenditures charged to accrual			(9)
Adjustments to prior provisions in Other general expense - net			(24)
Severance and related costs [Member] | Paint Stores Group [Member] | Paint Stores Group Manufacturing and Distribution Facilities Administrative Offices and Stores Shutdown in 2008 [Member]
Summary of exit or disposal activities costs
Beginning Balance		70	324
Provisions in Costs of goods sold or SG&A			868
Actual expenditures charged to accrual		(66)	(937)
Adjustments to prior provisions in Other general expense - net		(4)	(185)
Ending Balance			70
Severance and related costs [Member] | Consumer Group [Member] | Manufacturing facilities shutdown in 2011[Member]
Summary of exit or disposal activities costs
Provisions in Costs of goods sold or SG&A	339
Actual expenditures charged to accrual	142
Ending Balance	197
Severance and related costs [Member] | Consumer Group [Member] | Manufacturing and distribution facilities shutdown in 2008 [Member]
Summary of exit or disposal activities costs
Beginning Balance		311	449
Provisions in Costs of goods sold or SG&A			82
Actual expenditures charged to accrual			(33)
Adjustments to prior provisions in Other general expense - net		(311)	(187)
Ending Balance			311
Severance and related costs [Member] | Consumer Group [Member] | Manufacturing Facilities Shutdown in 2009 [Member]
Summary of exit or disposal activities costs
Beginning Balance		4,532
Provisions in Costs of goods sold or SG&A		457	7,345
Actual expenditures charged to accrual		(3,534)	(2,813)
Adjustments to prior provisions in Other general expense - net		(1,455)
Ending Balance			4,532
Severance and related costs [Member] | Global Finishes Group [Member] | Stores Shutdown in 2011 [Member]
Summary of exit or disposal activities costs
Provisions in Costs of goods sold or SG&A	316
Actual expenditures charged to accrual	(187)
Ending Balance	129
Severance and related costs [Member] | Global Finishes Group [Member] | Manufacturing Facility and Branches Shutdown in 2009 [Member]
Summary of exit or disposal activities costs
Beginning Balance		204
Provisions in Costs of goods sold or SG&A			629
Actual expenditures charged to accrual		(78)	(425)
Adjustments to prior provisions in Other general expense - net		(126)
Ending Balance			204
Severance and related costs [Member] | Global Finishes Group [Member] | Branches Shutdown in 2010 [Member]
Summary of exit or disposal activities costs
Provisions in Costs of goods sold or SG&A		31
Actual expenditures charged to accrual		(31)
Severance and related costs [Member] | Global Finishes Group [Member] | Administrative Offices and Branches Shutdown in 2008 [Member]
Summary of exit or disposal activities costs
Beginning Balance			397
Actual expenditures charged to accrual			(397)
Other Qualified Exit Costs [Member] | Facilities Shutdown Prior to 2007 [Member]
Summary of exit or disposal activities costs
Beginning Balance			11,686
Actual expenditures charged to accrual			(2,550)
Adjustments to prior provisions in Other general expense - net			(1,635)
Ending Balance			7,501
Other Qualified Exit Costs [Member] | Facilities Shutdown Prior To 2008 [Member]
Summary of exit or disposal activities costs
Beginning Balance		11,245
Actual expenditures charged to accrual		(2,094)
Adjustments to prior provisions in Other general expense - net		(2,085)
Ending Balance		7,066
Other Qualified Exit Costs [Member] | Paint Stores Group [Member] | Stores Shutdown in 2011 [Member]
Summary of exit or disposal activities costs
Provisions in Costs of goods sold or SG&A	182
Actual expenditures charged to accrual	26
Ending Balance	156
Other Qualified Exit Costs [Member] | Paint Stores Group [Member] | Stores Shutdown in 2010 [Member]
Summary of exit or disposal activities costs
Beginning Balance	4
Provisions in Costs of goods sold or SG&A		182
Actual expenditures charged to accrual		(178)
Adjustments to prior provisions in Other general expense - net	(4)
Ending Balance		4
Other Qualified Exit Costs [Member] | Paint Stores Group [Member] | Stores Shutdown in 2009 [Member]
Summary of exit or disposal activities costs
Beginning Balance	2,022	3,213
Provisions in Costs of goods sold or SG&A			3,898
Actual expenditures charged to accrual	(805)	(1,213)	(685)
Adjustments to prior provisions in Other general expense - net	3	22
Ending Balance	1,220	2,022	3,213
Other Qualified Exit Costs [Member] | Paint Stores Group [Member] | Manufacturing Facilities Shutdown in 2007 [Member]
Summary of exit or disposal activities costs
Beginning Balance			1,859
Actual expenditures charged to accrual			(430)
Adjustments to prior provisions in Other general expense - net			149
Ending Balance			1,578
Other Qualified Exit Costs [Member] | Paint Stores Group [Member] | Paint Stores Group Manufacturing and Distribution Facilities Administrative Offices and Stores Shutdown in 2008 [Member]
Summary of exit or disposal activities costs
Beginning Balance		5,426	4,450
Actual expenditures charged to accrual		(1,864)	(2,602)
Adjustments to prior provisions in Other general expense - net		(504)	3,578
Ending Balance		3,058	5,426
Other Qualified Exit Costs [Member] | Consumer Group [Member] | Manufacturing facilities shutdown in 2011[Member]
Summary of exit or disposal activities costs
Adjustments to prior provisions in Other general expense - net	(74)
Other Qualified Exit Costs [Member] | Consumer Group [Member] | Manufacturing and distribution facilities shutdown in 2008 [Member]
Summary of exit or disposal activities costs
Beginning Balance		83	150
Actual expenditures charged to accrual		(60)	(67)
Adjustments to prior provisions in Other general expense - net		219
Ending Balance		242	83
Other Qualified Exit Costs [Member] | Consumer Group [Member] | Manufacturing Facilities Shutdown in 2009 [Member]
Summary of exit or disposal activities costs
Beginning Balance	721	2,258
Provisions in Costs of goods sold or SG&A			2,428
Actual expenditures charged to accrual	(245)	(612)	(170)
Adjustments to prior provisions in Other general expense - net		(925)
Ending Balance	402	721	2,258
Other Qualified Exit Costs [Member] | Consumer Group [Member] | Manufacturing Facilities Shutdown in 2007 [Member]
Summary of exit or disposal activities costs
Beginning Balance			2,036
Adjustments to prior provisions in Other general expense - net			130
Ending Balance			2,166
Other Qualified Exit Costs [Member] | Global Finishes Group [Member] | Stores Shutdown in 2011 [Member]
Summary of exit or disposal activities costs
Provisions in Costs of goods sold or SG&A	597
Actual expenditures charged to accrual	(127)
Ending Balance	470
Other Qualified Exit Costs [Member] | Global Finishes Group [Member] | Stores Shutdown in 2010 [Member]
Summary of exit or disposal activities costs
Beginning Balance	1,114
Actual expenditures charged to accrual	(159)
Ending Balance	955
Other Qualified Exit Costs [Member] | Global Finishes Group [Member] | Manufacturing Facility and Branches Shutdown in 2009 [Member]
Summary of exit or disposal activities costs
Beginning Balance	1,820	3,703
Provisions in Costs of goods sold or SG&A			4,614
Actual expenditures charged to accrual	(918)	(1,288)	(911)
Adjustments to prior provisions in Other general expense - net	262	(595)
Ending Balance	1,164	1,820	3,703
Other Qualified Exit Costs [Member] | Global Finishes Group [Member] | Branches Shutdown in 2010 [Member]
Summary of exit or disposal activities costs
Provisions in Costs of goods sold or SG&A		1,283
Actual expenditures charged to accrual		(169)
Ending Balance		1,114
Other Qualified Exit Costs [Member] | Global Finishes Group [Member] | Administrative Offices and Branches Shutdown in 2008 [Member]
Summary of exit or disposal activities costs
Beginning Balance		88	240
Actual expenditures charged to accrual		(88)	(294)
Adjustments to prior provisions in Other general expense - net			142
Ending Balance			$ 88

Exit or Disposal Activities (Details Textual) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Exit or Disposal Activities (Textual) [Abstract]
Provisions in Costs of goods sold or SG&A	$ 1,434	$ 1,953	$ 19,864
Reductions in carrying value of property plant and equipment	3,263
Exit Or Disposal Activities (Additional Textual) [Abstract]
Adjustments to prior provisions for qualified exit costs	(900)	(5,764)	1,968
Reductions in estimated fair value of property plant and equipment			571
Manufacturing Facility and Branches Shutdown in 2009 [Member]
Exit or Disposal Activities (Textual) [Abstract]
Reductions in carrying value of property plant and equipment		1,164	5,404
Paint Stores Group [Member]
Exit or Disposal Activities (Textual) [Abstract]
Provisions in Costs of goods sold or SG&A	182	182	5,243
Consumer Group [Member]
Exit or Disposal Activities (Textual) [Abstract]
Provisions in Costs of goods sold or SG&A	339	457	9,855
Global Finishes Group [Member]
Exit or Disposal Activities (Textual) [Abstract]
Provisions in Costs of goods sold or SG&A	$ 913	$ 1,314	$ 4,766

Pension, Health Care and Postretirement Benefits Other Than Pensions (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Investments at fair value:
Fair value of plan assets	$ 732,523	$ 700,473	$ 632,917
Short-term Investments [Member]
Investments at fair value:
Fair value of plan assets	9,408	33,050	51,688
Equity investments [Member]
Investments at fair value:
Fair value of plan assets	482,694	463,108	430,550
Fixed income investments [Member]
Investments at fair value:
Fair value of plan assets	202,939	185,163	132,951
Other Assets [Member]
Investments at fair value:
Fair value of plan assets	37,482	19,152	17,728
Quoted Prices in Active Markets for Identical Assets (Level 1) [Member]
Investments at fair value:
Fair value of plan assets	371,792	358,843	339,879
Quoted Prices in Active Markets for Identical Assets (Level 1) [Member] | Short-term Investments [Member]
Investments at fair value:
Fair value of plan assets	0	0	0
Quoted Prices in Active Markets for Identical Assets (Level 1) [Member] | Equity investments [Member]
Investments at fair value:
Fair value of plan assets	268,307	257,616	248,138
Quoted Prices in Active Markets for Identical Assets (Level 1) [Member] | Fixed income investments [Member]
Investments at fair value:
Fair value of plan assets	103,485	101,227	91,741
Quoted Prices in Active Markets for Identical Assets (Level 1) [Member] | Other Assets [Member]
Investments at fair value:
Fair value of plan assets	0	0	0
Significant Other Observable Inputs (Level 2) [Member]
Investments at fair value:
Fair value of plan assets	339,831	316,943	270,045
Significant Other Observable Inputs (Level 2) [Member] | Short-term Investments [Member]
Investments at fair value:
Fair value of plan assets	9,408	33,050	51,688
Significant Other Observable Inputs (Level 2) [Member] | Equity investments [Member]
Investments at fair value:
Fair value of plan assets	214,387	205,492	182,412
Significant Other Observable Inputs (Level 2) [Member] | Fixed income investments [Member]
Investments at fair value:
Fair value of plan assets	99,454	78,401	35,945
Significant Other Observable Inputs (Level 2) [Member] | Other Assets [Member]
Investments at fair value:
Fair value of plan assets	16,582	0	0
Significant Unobservable Inputs (Level 3) [Member]
Investments at fair value:
Fair value of plan assets	20,900	24,687	22,993	21,321
Significant Unobservable Inputs (Level 3) [Member] | Short-term Investments [Member]
Investments at fair value:
Fair value of plan assets	0	0	0
Significant Unobservable Inputs (Level 3) [Member] | Equity investments [Member]
Investments at fair value:
Fair value of plan assets	0	0	0
Significant Unobservable Inputs (Level 3) [Member] | Fixed income investments [Member]
Investments at fair value:
Fair value of plan assets	0	5,535	5,265
Significant Unobservable Inputs (Level 3) [Member] | Other Assets [Member]
Investments at fair value:
Fair value of plan assets	20,900	19,152	17,728	18,669
Domestic Defined Benefit Pension Plans [Member]
Net pension costs
Service cost	17,933	16,906	17,070
Interest cost	18,602	18,028	18,124
Expected return on plan assets	(46,441)	(42,311)	(36,828)
Amortization of prior service costs	1,635	1,661	1,493
Amortization of actuarial losses	16,865	18,943	28,723
Ongoing pension costs	8,594	13,227	28,582
Settlement credits	0
Net pension costs	8,594	13,227	28,582
Other changes in plan assets and projected benefit obligation recognized in Cumulative other comprehensive loss (before taxes):
Net actuarial losses (gains) arising during the year	48,745	681	(49,250)
Prior service costs during the year	1,195		1,086
Amortization of prior service costs	(1,635)	(1,661)	(1,493)
Amortization of actuarial losses	(16,865)	(18,943)	(28,723)
Total recognized in Cumulative other comprehensive loss	31,440	(19,923)	(78,380)
Total recognized in net pension costs and cumulative other comprehensive loss	40,034	(6,696)	(49,798)
Investments at fair value:
Fair value of plan assets	614,463	634,725	577,047	503,487
Foreign Defined Benefit Pension Plans [Member]
Net pension costs
Service cost	3,055	2,061	1,226
Interest cost	5,954	4,266	3,036
Expected return on plan assets	(5,535)	(2,842)	(1,810)
Amortization of prior service costs		29	47
Amortization of actuarial losses	493	1,363	325
Ongoing pension costs	3,967	4,877	2,824
Settlement credits	(235)		(39)
Net pension costs	3,732	4,877	2,785
Other changes in plan assets and projected benefit obligation recognized in Cumulative other comprehensive loss (before taxes):
Net actuarial losses (gains) arising during the year	15,944	(10,043)	14,922
Amortization of prior service costs		(29)	(47)
Amortization of actuarial losses	(493)	(1,363)	(286)
Exchange rate (loss) gain recognized during the year	(387)	(1,536)	1,717
Total recognized in Cumulative other comprehensive loss	15,064	(12,971)	16,306
Total recognized in net pension costs and cumulative other comprehensive loss	18,796	(8,094)	19,091
Investments at fair value:
Fair value of plan assets	$ 118,060	$ 65,748	$ 55,870	$ 38,603

Pension, Health Care and Postretirement Benefits Other Than Pensions (Details 1) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Changes in fair value of defined benefit pension plan assets classified as level 3
Balances at end of year	$ 732,523	$ 700,473	$ 632,917
Significant Unobservable Inputs (Level 3) [Member]
Changes in fair value of defined benefit pension plan assets classified as level 3
Balances at beginning of year	24,687	22,993	21,321
Dispositions	(7,106)	(964)	3,115
Realized and Unrealized Gains (Losses)	3,319	2,658	(1,443)
Balances at end of year	20,900	24,687	22,993
Fixed Income Funds [Member]
Changes in fair value of defined benefit pension plan assets classified as level 3
Balances at end of year	202,939	185,163	132,951
Fixed Income Funds [Member] | Significant Unobservable Inputs (Level 3) [Member]
Changes in fair value of defined benefit pension plan assets classified as level 3
Balances at end of year	0	5,535	5,265
Fixed Income Investments [Member] | Significant Unobservable Inputs (Level 3) [Member]
Changes in fair value of defined benefit pension plan assets classified as level 3
Balances at beginning of year	5,535	5,265	2,652
Dispositions	(5,717)	(269)	2,380
Realized and Unrealized Gains (Losses)	182	539	233
Balances at end of year	0	5,535	5,265
Other Assets [Member]
Changes in fair value of defined benefit pension plan assets classified as level 3
Balances at end of year	37,482	19,152	17,728
Other Assets [Member] | Significant Unobservable Inputs (Level 3) [Member]
Changes in fair value of defined benefit pension plan assets classified as level 3
Balances at beginning of year	19,152	17,728	18,669
Dispositions	(1,389)	(695)	735
Realized and Unrealized Gains (Losses)	3,137	2,119	(1,676)
Balances at end of year	$ 20,900	$ 19,152	$ 17,728

Pension, Health Care and Postretirement Benefits Other Than Pensions (Details 2) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Plan assets:
Balances at end of year	$ 732,523	$ 700,473	$ 632,917
Assets and liabilities recognized in the Consolidated Balance Sheets:
Deferred pension assets	228,350	248,333	245,301
Other accruals	(471,761)	(442,030)	(430,924)
Other long-term liabilities	(612,913)	(551,633)	(372,783)
Domestic Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Accumulated benefit obligations at end of year	415,163	371,195	323,553
Projected benefit obligations
Balances at beginning of year	390,257	339,275	315,513
Service cost	17,933	16,906	17,070
Interest cost	18,602	18,028	18,124
Actuarial losses (gains)	8,428	41,739	12,068
Acquisitions of businesses and other	1,194		1,086
Benefits paid	(26,385)	(25,691)	(24,586)
Balances at end of year	410,029	390,257	339,275
Plan assets:
Balances at beginning of year	634,725	577,047	503,487
Actual returns on plan assets	6,123	83,369	98,146
Benefits paid	(26,385)	(25,691)	(24,586)
Balances at end of year	614,463	634,725	577,047
Excess (deficient) plan assets over projected benefit obligations	204,434	244,468	237,772
Assets and liabilities recognized in the Consolidated Balance Sheets:
Deferred pension assets	218,676	244,468	242,604
Other accruals	0	0	0
Other long-term liabilities	(14,242)	0	(4,832)
Total	204,434	244,468	237,772
Amounts recognized in Cumulative other comprehensive loss:
Net actuarial losses	(211,752)	(179,871)	(198,134)
Prior service costs	(5,206)	(5,647)	(7,307)
Total recognized in Cumulative other comprehensive loss	(216,958)	(185,518)	(205,441)
Weighted-average assumptions used to determine projected benefit obligations:
Discount rate	4.40%	4.97%	5.50%
Rate of compensation increase	4.00%	4.00%	4.00%
Weighted-average assumptions used to determine net pension costs (credits):
Discount rate	4.97%	5.50%	6.10%
Expected long-term rate of return on assets	7.50%	7.50%	7.50%
Rate of compensation increase	4.00%	4.00%	4.00%
Foreign Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Accumulated benefit obligations at end of year	121,137	67,964	59,226
Projected benefit obligations
Balances at beginning of year	85,936	75,175	44,893
Service cost	3,055	2,061	1,226
Interest cost	5,954	4,266	3,036
Actuarial losses (gains)	11,395	(6,950)	18,484
Acquisitions of businesses and other	42,131	14,378	2,745
Effect of foreign exchange	(3,760)	(1,063)	6,427
Benefits paid	(3,246)	(1,931)	(1,636)
Balances at end of year	141,465	85,936	75,175
Plan assets:
Balances at beginning of year	65,748	55,870	38,603
Actual returns on plan assets	987	5,935	3,853
Acquisitions of businesses and other	57,761	7,085	9,902
Effect of foreign exchange	(3,190)	(1,211)	5,148
Benefits paid	(3,246)	(1,931)	(1,636)
Balances at end of year	118,060	65,748	55,870
Excess (deficient) plan assets over projected benefit obligations	(23,405)	(20,188)	(19,305)
Assets and liabilities recognized in the Consolidated Balance Sheets:
Deferred pension assets	9,674	3,865	2,697
Other accruals	(829)	(272)	(497)
Other long-term liabilities	(32,250)	(23,781)	(21,505)
Total	(23,405)	(20,188)	(19,305)
Amounts recognized in Cumulative other comprehensive loss:
Net actuarial losses	(26,994)	(11,930)	(24,873)
Prior service costs	0	0	(28)
Total recognized in Cumulative other comprehensive loss	$ (26,994)	$ (11,930)	$ (24,901)
Weighted-average assumptions used to determine projected benefit obligations:
Discount rate	4.94%	5.45%	5.78%
Rate of compensation increase	4.05%	4.06%	3.85%
Weighted-average assumptions used to determine net pension costs (credits):
Discount rate	5.48%	5.57%	6.85%
Expected long-term rate of return on assets	6.12%	5.46%	6.25%
Rate of compensation increase	4.06%	3.74%	3.93%

Pension, Health Care and Postretirement Benefits Other Than Pensions (Details 3) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Liabilities recognized in the Consolidated Balance Sheets:
Postretirement benefits other than pensions	$ 297,528	$ 295,896	$ 283,784
Other accruals	471,761	442,030	430,924
Postretirement Benefits Other than Pensions [Member]
Benefit obligation:
Balances at beginning of year	315,572	300,526	264,802
Service cost	3,495	3,532	3,391
Interest cost	15,580	16,066	15,695
Actuarial losses (gains)	(3,965)	11,067	34,241
Benefits paid	(13,887)	(15,619)	(17,603)
Balances at end of year	316,795	315,572	300,526
Liabilities recognized in the Consolidated Balance Sheets:
Postretirement benefits other than pensions	(297,528)	(295,896)	(283,784)
Other accruals	(19,267)	(19,676)	(16,742)
Total	(316,795)	(315,572)	(300,526)
Amounts recognized in Cumulative other comprehensive loss:
Net actuarial losses	(45,567)	(52,037)	(42,274)
Prior service costs	983	1,640	2,296
Total recognized in Cumulative other comprehensive loss	$ (44,584)	$ (50,397)	$ (39,978)
Weighted-average assumptions used to determine benefit obligation:
Discount rate	4.40%	5.10%	5.50%
Health care cost trend rate - pre-65	8.00%	7.50%	8.00%
Health care cost trend rate - post-65	8.00%	7.50%	8.00%
Prescription drug cost increases	8.00%	8.00%	9.00%
Weighted-average assumptions used to determine net periodic benefit cost:
Discount rate	5.10%	5.50%	6.10%
Health care cost trend rate - pre-65	7.50%	8.00%	7.50%
Health care cost trend rate - post-65	7.50%	8.00%	7.50%
Prescription drug cost increases	8.00%	9.00%	9.00%

Pension, Health Care and Postretirement Benefits Other Than Pensions (Details 4) (Postretirement Benefits Other than Pensions [Member], USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Postretirement Benefits Other than Pensions [Member]
Net pension costs
Service cost	$ 3,495	$ 3,532	$ 3,391
Interest cost	15,580	16,066	15,695
Amortization of actuarial losses	2,505	1,304	276
Amortization of prior service credit	(657)	(656)	(656)
Net pension costs	20,923	20,246	18,706
Other changes in projected benefit obligation recognized in Cumulative other comprehensive loss (before taxes):
Net actuarial losses (gains) arising during the year	(3,965)	11,067	34,241
Amortization of actuarial losses	(2,505)	(1,304)	(276)
Amortization of prior service credit	657	656	656
Total recognized in Cumulative other comprehensive loss	(5,813)	10,419	34,621
Total recognized in net periodic benefit cost and cumulative other comprehensive loss	$ 15,110	$ 30,665	$ 53,327

Pension Health Care And Postretirement Benefits Other Than Pensions (Details 5) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Significant effect on amounts reported for service and interest rate component and postretirement health care benefit obligation
Effect on total of service and interest cost components, One-Percentage-Point, Increase	$ 165
Effect on total of service and interest cost components, One-Percentage-Point, Decrease	(175)
Effect on the postretirement benefit obligation One-Percentage-Point, Increase	2,892
Effect on the postretirement benefit obligation One-Percentage-Point, Decrease	(2,912)
Retiree health care benefit cash payments
Retiree Health Care Benefits, 2012	21,424
Medicare Prescription Reimbursement, 2012	(2,157)
Expected Cash Payments - Net 2012	19,267
Retiree Health Care Benefits, 2013	22,126
Medicare Prescription Reimbursement, 2013	(2,324)
Expected Cash Payments - Net 2013	19,802
Retiree Health Care Benefits, 2014	22,426
Medicare Prescription Reimbursement, 2014	(2,511)
Expected Cash Payments - Net 2014	19,915
Retiree Health Care Benefits, 2015	22,424
Medicare Prescription Reimbursement, 2015	(2,686)
Expected Cash Payments - Net 2015	19,738
Retiree Health Care Benefits, 2016	22,173
Medicare Prescription Reimbursement, 2016	(2,847)
Expected Cash Payments - Net 2016	19,326
Retiree Health Care Benefits, 2017 through 2021	124,887
Medicare Prescription Reimbursement, 2017 through 2021	(2,813)
Expected Cash Payments - Net 2017 through 2021	122,074
Retiree Health Care Benefits	235,460
Medicare Prescription Reimbursement	(15,338)
Expected Benefit Cash Payments	$ 220,122

Pension Health Care and Postretirement Benefits Other Than Pensions (Details Textual) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended									12 Months Ended				12 Months Ended				12 Months Ended								3 Months Ended	12 Months Ended
	Dec. 31, 2011 PensionPlan Employee	Dec. 31, 2010 Employee	Dec. 31, 2009 Employee	Dec. 31, 2011 Leighs Paints and Acroma [Member] PensionPlan	Dec. 31, 2010 Leighs Paints and Acroma [Member] PensionPlan	Dec. 31, 2011 Domestic Defined Benefit Pension Plans [Member]	Dec. 31, 2010 Domestic Defined Benefit Pension Plans [Member]	Dec. 31, 2009 Domestic Defined Benefit Pension Plans [Member]	Dec. 31, 2008 Domestic Defined Benefit Pension Plans [Member]	Dec. 31, 2011 Foreign Defined Benefit Pension Plans [Member]	Dec. 31, 2010 Foreign Defined Benefit Pension Plans [Member]	Dec. 31, 2009 Foreign Defined Benefit Pension Plans [Member]	Dec. 31, 2008 Foreign Defined Benefit Pension Plans [Member]	Dec. 31, 2011 Postretirement Benefits Other than Pensions [Member]	Dec. 31, 2010 Postretirement Benefits Other than Pensions [Member]	Dec. 31, 2009 Postretirement Benefits Other than Pensions [Member]	Dec. 31, 2008 Postretirement Benefits Other than Pensions [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit [Member]	Dec. 31, 2011 Domestic salaried defined benefit pension plan [Member]	Dec. 31, 2010 Domestic salaried defined benefit pension plan [Member]	Dec. 31, 2009 Domestic salaried defined benefit pension plan [Member]	Dec. 31, 2011 Domestic hourly defined benefit pension plan [Member]	Dec. 31, 2010 Domestic hourly defined benefit pension plan [Member]	Dec. 31, 2009 Domestic hourly defined benefit pension plan [Member]	Dec. 31, 2011 Underfunded seven foreign defined benefit pension plan [Member]	Sep. 30, 2011 Defined Contribution Pension [Member]	Dec. 31, 2011 Defined Contribution Pension [Member]	Dec. 31, 2011 Defined Benefit Pension [Member]
Deferred Compensation Arrangement With Individual Postretirement Benefits by Type of Deferred Compensation (Textual) [Abstract]
Description of company's annual contribution for defined benefit pension plan																											Prior to July 1, 2009, the contribution was based on six percent of compensation for covered employees. Effective July 1, 2009, the contribution percentage was changed to a range from two percent to seven percent based on an age and service formula	All employees who became participants on or after January 1, 2002 and before January 1, 2005 were credited with certain contribution credits equivalent to six percent of their salary. All employees who became participants on or after January 1, 2005 were credited with certain contribution credits that range from two percent to seven percent of compensation based on an age and service formula. Effective July 1, 2009, the domestic salaried defined benefit pension plan was revised, and all employees who become participants on or after January 1, 2002 were credited with certain contribution credits that range from two percent to seven percent of compensation based on an age and service formula.
Percentage of employees eligible contributions matched by employer																										6.00%
Defined Benefit Plan Disclosure (Textual) [Abstract]
Contributions by Company						$ 23,344	$ 22,512	$ 23,131		$ 3,807	$ 3,968	$ 2,636
Projected benefit obligation						410,029	390,257	339,275	315,513	141,465	85,936	75,175	44,893	316,795	315,572	300,526	264,802		269,314	261,996	211,635	140,715	128,261	127,640	90,718
Fair value of plan assets	732,523	700,473	632,917			614,463	634,725	577,047	503,487	118,060	65,748	55,870	38,603						487,990	502,707	454,239	126,473	132,018	122,808	58,070
Excess/deficiency of plane assets																			218,676	240,711	242,604	14,242	3,757	4,832	32,648
Increase in combined projected benefit obligations primarily due to one large foreign plan										55,529
Expected Cash Payments - Net 2012	19,267																	38,149
Expected Cash Payments - Net 2013	19,802																	39,110
Expected Cash Payments - Net 2014	19,915																	39,339
Expected Cash Payments - Net 2015	19,738																	40,048
Expected Cash Payments - Net 2016	19,326																	40,285
Expected Cash Payments - Net 2017 through 2021	122,074																	205,044
Amortization of actuarial losses														1,715				22,949
Amortization of prior service credit														(656)				1,592
Market value of common shares invested in defined benefit pension plan assets						76,326
Share equity investments in the domestic defined benefit pension plan assets						12.40%
Dividends received on the common stock						1,248
Equity investment in domestic defined benefit pension plan assets, shares						855,000
Number of Domestic hourly defined benefit pension plan	1
Number of Domestic salaried defined benefit pension plan	1
Number of Foreign defined benefit pension plans	16
Number of European defined benefit pension plans				3	3
Number of foreign defined benefit pension plans unfunded or underfunded	13
Pension Health Care and Postretirement Benefits Other Than Pensions (Textual) [Abstract]
Number of active employees entitled to receive benefits under health care plans	18,189	17,841	18,292
Cost of benefits includes claims incurred and claims incurred but not reported under health care plans	155,501	144,927	152,316
Target allocations for plan assets in equity securities, minimum	45.00%
Target allocations for plan assets in equity securities, maximum	65.00%
Target allocation percentage of assets fixed income securities, minimum	30.00%
Target allocation percentage of assets fixed income securities, maximum	40.00%
Approximate percentage of fixed income mutual fund in defined benefit pension plan other assets	80.00%
Approximate percentage of venture capital in defined benefit pension plan other assets	20.00%
Retired employees entitled to receive postretirement benefits	4,436	4,768	4,704
Defined benefit plan ultimate health care cost trend rate and Prescription drug cost increase rate	5.00%
Year In which health care cost trend rate reaches ultimate trend rate	2018
Reduction of the accumulated postretirement benefit obligation for benefits attributed to past service due to amendment of medicare	21,400
Reduction in net periodic benefit cost	7,073	4,170	1,934
Prescription drug benefit effect of subsidy on interest cost	0	1,973	1,870
Prescription drug benefit effect of subsidy on service cost	6,831	1,852	64
Prescription drug benefit effect of subsidy on amortization of actuarial experience gain	242	345	0
Increase in income taxes due to elimination of tax deduction previously allowed for the Medicare Part D subsidy	$ 11,400
Reduction in basic earnings per share due to elimination of tax deduction previously allowed for the medicare Part D subsidy	$ 0.11
Reduction in diluted earnings per share due to elimination of tax deduction previously allowed for the medicare part D subsidy	$ 0.1

Debt (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Long-term debt
Long-term debt	$ 639,231	$ 648,326	$ 782,670
3.125% Senior notes due 2014 [Member]
Long-term debt
Long-term debt	499,867	499,822	499,777
7.375% Debentures due 2027 [Member] | Subordinated Debentures Subject To Mandatory Redemption [Member]
Long-term debt
Long-term debt	129,056	129,053	129,050
7.45% Debentures due 2097 [Member] | Subordinated Debentures Subject To Mandatory Redemption [Member]
Long-term debt
Long-term debt	3,500	3,500	139,473
2.00% to 14.50% Promissory Notes Through 2023
Long-term debt
Long-term debt	$ 6,808	$ 15,951	$ 14,370

Debt (Details Textual) (USD $)	12 Months Ended					12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 16, 2009	Dec. 16, 2009 3.125% Senior notes due 2014 [Member]	Dec. 31, 2010 7.45% Debentures due 2097 [Member]	Jun. 30, 2010 7.45% Debentures due 2097 [Member]
Debt (Textual) [Abstract]
Repurchase of debentures						$ 136,500,000
Debt instrument, interest rate					3.13%		7.45%
Issue of debt securities due December 15, 2014				500,000,000
Additional Debt (Textual) [Abstract]
Maturities of long-term debt 2012	7,823,000
Maturities of long-term debt 2013	3,649,000
Maturities of long-term debt 2014	500,914,000
Maturities of long-term debt 2015	803,000
Maturities of long-term debt 2016	155,000
Interest expense on long-term debt	31,883,000	64,442,000	30,984,000
Costs related to the repurchase increased interest expense		$ 24,165,000

Debt (Details Textual 1) In Thousands, unless otherwise specified	1 Months Ended		12 Months Ended																							12 Months Ended
	May 31, 2011	Apr. 30, 2007	Dec. 31, 2011 EUR (€)	Jan. 30, 2012 USD ($)	Dec. 31, 2011 USD ($)	Dec. 31, 2010 USD ($)	Dec. 31, 2009 USD ($)	Dec. 16, 2009 USD ($)	Apr. 26, 2007 USD ($)	May 23, 2006 USD ($)	Jul. 08, 2011 Five year senior unsecured revolving credit agreement [Member] USD ($)	Dec. 31, 2008 Five year senior unsecured revolving credit agreement [Member] USD ($)	Jul. 08, 2011 Three year senior unsecured revolving credit agreement [Member] USD ($)	Jul. 08, 2011 Amended Senior Unsecured Revolving Credit [Member] USD ($)	Dec. 28, 2010 Sherwin Williams Luxembourg [Member] EUR (€)	Jul. 19, 2010 Sherwin Williams Luxembourg [Member] EUR (€)	Jul. 19, 2010 Sherwin Williams Canada Inc [Member] CAD	Dec. 31, 2011 Domestic Commercial Paper Program [Member] USD ($)	Dec. 31, 2010 Domestic Commercial Paper Program [Member] USD ($)	Dec. 31, 2011 Letter of Credit [Member] USD ($)	Dec. 31, 2010 Letter of Credit [Member] USD ($)	Dec. 31, 2009 Letter of Credit [Member] USD ($)	Dec. 31, 2011 Foreign Programs [Member] USD ($)	Dec. 31, 2010 Foreign Programs [Member] USD ($)	Dec. 31, 2009 Foreign Programs [Member] USD ($)	Dec. 31, 2010 Unsecured Revolving Credit [Member] USD ($)
Debt (Textual) [Abstract]
Short-term borrowing outstanding					$ 346,313	$ 388,592	$ 22,674											$ 264,902	$ 173,490				$ 81,375	$ 215,102	$ 22,674
Weighted average interest rate																		0.20%	0.20%				4.90%	2.90%	8.80%
Maximum letter of credit facility				300,000					500,000	250,000	1,050,000	845,000	500,000	1,300,000	150,000	200,000	75,000
Aggregate amount of credit facility			97,000
Debt Instrument, Face Amount								500,000
Borrowing outstanding under credit agreements																				0	0	0
Termination of senior unsecured revolving credit agreement																										$ 845,000
Credit facility terms	Company entered into a five year credit agreement, which was amended on july 24, 2006. This credit agreement gave the Company the right to borrow and to obtain the issuance, renewal, extension and increase of a letter of credit	Company entered into two additional five year credit agreements, which were later amended on September 17, 2007 and September 25, 2007

Other Long-Term Liabilities (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011 ManufacturingSites	Dec. 31, 2010	Dec. 31, 2009
Other Long Term Liabilities (Textual) [Abstract]
Unaccrued maximum of the estimated range of possible outcomes is higher than the minimum	$ 97,826
Accruals for extended environmental-related activities	89,266	89,562	106,168
Estimated costs of current investigation and remediation activities included in other accruals	42,847	60,048	64,685
Number of manufacturing sites account for major accrual for environmental-related activities	4
Accruals for environmental-related activities of four sites	88,491
Accruals for environmental-related activities, percentage of four sites of total accrual	67.00%
Unaccrued maximum estimated range of four sites	66,852
Unaccrued maximum estimated range of four sites, percentage	68.30%
Aggregate unaccrued maximum estimated range of four sites	$ 97,826

Capital Stock (Details)	12 Months Ended					1 Months Ended	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Apr. 21, 2010	Dec. 31, 2008	Mar. 31, 2011 Common Stock [Member]	Dec. 31, 2011 Common Stock [Member]	Dec. 31, 2010 Common Stock [Member]	Dec. 31, 2009 Common Stock [Member]	Dec. 31, 2011 Treasury Stock [Member]	Dec. 31, 2011 Cumulative Preferred Stock [Member]	Dec. 31, 2011 Convertible Preferred Stock [Member]
Schedule of Capital Stock
Common Shares in Treasury	3,601,159	124,324,862	119,209,669		110,111,465
Common stock, shares outstanding	103,854,234	107,020,728	109,436,869		117,035,117
Shares tendered as payment for option rights exercised	2,274	15,752	9,743				(2,274)	(15,752)	(9,743)
Shares issued for exercise of option rights							1,480,058	2,436,639	1,075,395
Shares tendered in connection with grants of restricted stock		99,441	88,461					(99,441)	(88,461)
Net shares issued for grants of restricted stock							55,722	262,413	424,561
Treasury stock purchased	4,700,000	5,000,000	9,000,000				(4,700,000)	(5,000,000)	(9,000,000)
Treasury stock retired						(125,425,977)				(125,425,977)
Capital Stock (Textual) [Abstract]
Preferred stock authorized	30,000,000										3,000,000	1,000,000
Number of shares Retired						125,425,977				125,425,977
Capital Stock (Additional Textual) [Abstract]
Common stock authorized	300,000,000
Increase in number of shares authorized under employee plan				9,200,000
Common stock reserved for future grants of restricted stock	18,013,429	19,835,391	13,381,449
Number of shares authorized under Employee Plan				19,200,000
Common stack held in revocable trust	475,628	475,628	475,628

Stock Purchase Plan and Preferred Stock (Details Textual) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 Employee	Dec. 31, 2010	Dec. 31, 2009	Jun. 30, 2009	Aug. 01, 2006 Vote
Stock Purchase Plan and Preferred Stock (Textual) [Abstract]
Employees contributed to company's ESOP	26,694
Participants contribution on a pretax basis only of their annual compensation, maximum	20.00%
Company matched eligible employee contributions to employee stock purchase plan ESOP prior to July 1, 2009	Prior to July 1, 2009, the Company matched one hundred percent of all contributions up to six percent of eligible employee contributions.
Percentage of matching contribution to ESOP Plan by employer	100.00%
Maximum percentage of eligible contribution plan up to which employer contribute				6.00%
Percentage of amended eligible contribution plan up to which employer contribute first				3.00%
Percentage of amended eligible contribution plan up to which employer contribute second				2.00%
Company matched eligible employee contributions to employee stock purchase plan ESOP effective July 1, 2009	Match to one-hundred percent on the first three percent of eligible employee contributions and fifty percent on the next two percent of eligible contributions.
Percentage of amended matching contribution to ESOP plan by Employer up to First Three Percentage				100.00%
Percentage of amended matching contribution to ESOP plan by Employer up to Next Two Percentage				50.00%
Company contributions to ESOP on behalf of participating employees representing amounts authorized by employees to be withheld from their earnings on pre-tax basis	$ 79,266	$ 70,601	$ 70,025
Company's matching contributions to the ESOP	48,816	37,894	44,587
Employee stock ownership plan common stock shares held in ESOP	16,508,933
Percentage of total voting shares outstanding held by the ESOP	15.90%
Employee stock ownership plan ESOP series 2 preferred stock contributed to ESOP					500,000
Cumulative quarterly dividends per share on convertible serial preferred stock					$ 11.25
Preferred stock, par value
Value of Convertible Serial Preferred Stock Issued to ESOP					500,000
Amount borrowed for acquisition of series -2 preferred stock					500,000
Interest rate on amount borrowed for acquisition of series -2 preferred stock					5.50%
Term for payment of borrowed amount for acquisition of series 2 preferred stock in equal quarterly payments	10 years
Number of votes for each series 2 preferred stock under ESOP					1
Allocated or committed to be released shares of series 2 preferred stock outstanding	0	0	0
Redeemed share of series 2 preferred stock	56,480
Redemption of preferred stock	$ 328,495	$ 411,655	$ 315,659

Stock-Based Compensation (Details) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 Y	Dec. 31, 2010 Y	Dec. 31, 2009 Y
Option rights
Risk-free interest rate	1.13%	1.16%	2.39%
Expected life of option rights	5.27	5.27	5.27
Expected dividend yield of stock	1.77%	1.84%	2.69%
Expected volatility of stock	30.30%	30.40%	31.90%
Company's non-qualified and incentive stock option right activity for employees and nonemployee directors
Optioned Shares, Outstanding beginning of the year	10,009,385	10,897,652	10,270,899
Granted, Optioned Shares	1,407,259	1,586,984	1,802,432
Exercised, Optioned Shares	(1,480,058)	(2,436,639)	(1,075,395)
Forfeited, Optioned Shares	(76,354)	(34,999)	(70,428)
Expired, Optioned Shares	(2,537)	(3,613)	(29,856)
Optioned Shares, Outstanding end of the year	9,857,695	10,009,385	10,897,652
Weighted- Average Exercise Price Per Share Outstanding Beginning of the year	$ 55.82	$ 50.3	$ 46.48
Granted, Weighted- Average Exercise Price Per Share	$ 78.72	$ 72.48	$ 62.73
Exercised, Weighted- Average Exercise Price Per Share	$ 47.15	$ 41.95	$ 33.73
Forfeited, Weighted- Average Exercise Price Per Share	$ 67.02	$ 58.9	$ 60.14
Expired, Weighted- Average Exercise Price Per Share	$ 53.65	$ 54.71	$ 60.45
Weighted- Average Exercise Price Per Share Outstanding End of the year	$ 60.31	$ 55.82	$ 50.3
Outstanding end of year, Aggregate Intrinsic Value	$ 287,526	$ 281,349	$ 132,139
Exercisable at end of year, Optioned Shares	6,908,116	6,655,569	7,434,125
Exercisable at end of year, Weighted- Average Exercise Price Per Share	$ 54.24	$ 50.78	$ 45.83
Exercisable at end of year, Intrinsic Value	$ 243,440	$ 220,647	$ 121,874

Stock- Based Compensation (Details 1) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Summary of grants of restricted stock to certain officers, key employees and non-employee directors
Restricted stock granted	300,677	348,460	429,221
Restricted Stock [Member]
Summary of grants of restricted stock to certain officers, key employees and non-employee directors
Restricted stock granted	300,677	348,460	429,221
Weighted-average per share fair value of restricted stock granted during the year	84.86	64.49	45.85

Stock- Based Compensation (Details 2)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Summary of the Company's restricted stock activity
Outstanding at beginning of year	1,266,201	1,304,386	1,166,900
Restricted stock granted	300,677	348,460	429,221
Vested	(16,072)	(300,598)	(287,075)
Forfeited	(245,915)	(86,047)	(4,660)
Outstanding at end of year	1,304,891	1,266,201	1,304,386

Stock- Based Compensation (Details Textual) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended											12 Months Ended						12 Months Ended
	Dec. 31, 2011 Y	Dec. 31, 2010 Y	Dec. 31, 2009 Y	Apr. 21, 2010	Dec. 31, 2008	Dec. 31, 2011 2006 Employee Plan [Member]	Apr. 19, 2006 2006 Employee Plan [Member]	Apr. 19, 2006 Employee Stock Option [Member]	Dec. 31, 2011 Non-employee Plan [Member]	Dec. 31, 2010 Non-employee Plan [Member]	Dec. 31, 2009 Non-employee Plan [Member]	Dec. 31, 2011 Restricted Stock [Member] Y	Dec. 31, 2011 Stock Option [Member] Y	Dec. 31, 2011 Employees [Member]	Dec. 31, 2010 Employees [Member]	Dec. 31, 2009 Employees [Member]	Dec. 31, 2011 Employees [Member] Restricted Stock [Member]	Dec. 31, 2011 Non-Employee Directors [Member]	Dec. 31, 2010 Non-Employee Directors [Member]	Dec. 31, 2009 Non-Employee Directors [Member]	Dec. 31, 2011 Non-Employee Directors [Member] Restricted Stock [Member] Y
Stock-Based Compensation (Textual) [Abstract]
Number of shares authorized under 2006 Equity and Performance Incentive Plan							200,000	10,000,000
Unrecognized stock-based compensation expense	$ 59,837								$ 1,208				$ 33,700				$ 24,929
Unrecognized stock-based compensation expense, Weighted-average period recognition	1.26											0.83	1.44								1.44
Estimated Forfeiture Rate													3.16%
Intrinsic value of exercised option rights														53,100	74,440	26,684		1,129	626	497
Outstanding option rights	9,857,695	10,009,385	10,897,652		10,270,899				17,500	37,500	51,667
Number of appreciation rights, restricted stock units, performance shares or performance units granted						0			0
Additional Stock-Based Compensation (Textual) [Abstract]
Increase in number of shares authorized under employee plan				9,200,000
Number of shares authorized under Employee Plan				19,200,000
Stock-based compensation expense	48,176	42,276	23,271
Reduction In stock Based Compensation Expense			21,958
Income tax benefit related to stock-based compensation expense	18,570	16,290	8,963
Increase in Net Income			13,501
Increase in basic and diluted earnings per share			$ 0.12
Reduction in Basic Net Income per common share due to stock-based compensation expense	$ 0.28
Reduction in Diluted Net Income Per Common Share Due to Stock Based Compensation Expense	$ 0.28
Weighted-average per share fair value of option rights granted during the year, Optioned Shares	$ 18.47	$ 16.83	$ 15.2
Fair Value of Options Vested	$ 25,868	$ 25,073	$ 24,867
Weighted average remaining term for options outstanding	6.54	6.76	6.73
Weighted average remaining term for options exercisable	5.39	5.58	5.6
Shares reserved for future grants of option rights restricted stock, Optioned Shares	8,155,734	9,826,006	2,483,797
Portion of option rights generally becoming exercisable to the extent of optioned shares	0.33
Share Based Compensation Arrangement By Share Based Payment Award Award Expiration Period	10 years
Period of unrecognized compensation expense being amortized on straight line basis over vesting period	3 years

Other (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Other general expense - net
Provisions for environmental matters - net	$ 9,100	$ 7,089	$ 24,705
(Gain) loss on disposition of assets	(5,469)	2,720	972
Net (income) expense of exit or disposal activities	(900)	(6,006)	7,943
Total	2,731	3,803	33,620
Other income - net
Dividend and royalty income	(4,963)	(3,857)	(3,240)
Net expense from financing activities	8,023	9,256	5,302
Foreign currency transaction related losses	4,748	22	4,926
Other income	(22,167)	(14,059)	(16,225)
Other expense	9,550	7,857	7,494
Total	$ (4,809)	$ (781)	$ (1,743)

Other (Details Textual)	Dec. 31, 2011 Contract OptionPlan	Dec. 31, 2010 Contract OptionPlan	Dec. 31, 2009 OptionPlan Contract
Other (Textual) [Abstract]
Number of foreign currency option outstanding	0	0	0
Number of foreign forward contracts outstanding	0	0	0

Income Taxes (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Deferred tax assets:
Exit costs, environmental and other similar items	$ 53,928	$ 64,773	$ 82,378
Deferred employee benefit items	74,577	57,810	65,550
Other items (each less than 5 percent of total assets)	83,192	79,014	111,094
Total deferred tax assets	211,697	201,597	259,022
Deferred tax liabilities:
Depreciation and amortization	192,035	165,917	161,916
Current:
Current Federal	204,284	127,498	151,492
Current Foreign	50,272	50,765	25,964
Current State and local	28,219	16,966	18,118
Total current	282,775	195,229	195,574
Deferred:
Deferred Federal	20,713	27,903	(4,887)
Deferred Foreign	(3,922)	(7,145)	(1,592)
Deferred State and local	122	(688)	(2,126)
Total deferred	16,913	20,070	(8,605)
Total provisions for income taxes	$ 299,688	$ 215,299	$ 186,969

Income Taxes (Details 1) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Components of income before income taxes as used for income tax purposes
Domestic	$ 560,395	$ 539,120	$ 591,558
Foreign	181,153	138,664	31,259
Total	741,548	677,784	622,817
Reconciliation of the statutory federal income tax rate to the effective tax rate
Statutory federal income tax rate	35.00%	35.00%	35.00%
Effect of State and local income taxes	2.10%	1.60%	1.70%
Effect of Investment vehicles	(1.90%)	(1.60%)	(3.60%)
Effect of ESOP IRS audit settlement	10.10%
Domestic production activities	(2.40%)	(2.50%)	(1.70%)
Other - net	(2.50%)	(0.70%)	(1.40%)
Effective tax rate	40.40%	31.80%	30.00%
Reconciliation of unrecognized tax
Balance at beginning of year	31,268	36,963	38,051
Additions based on tax positions related to the current year	2,807	3,109	3,357
Additions for tax positions of prior years	1,354	1,841	9,170
Reductions for tax positions of prior years	(3,339)	(9,123)	(4,111)
Settlements	(1,089)	(55)	(7,937)
Lapses of Statutes of Limitations	(1,335)	(1,467)	(1,567)
Balance at end of year	$ 29,666	$ 31,268	$ 36,963

Income Taxes (Details Textual) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Income Taxes (Textual) [Abstract]
Valuation reserves for other deferred tax assets	$ 8,017	$ 17,756	$ 15,735
Domestic net operating loss carryforward	9,510
Foreign net operating losses carryforward	45,854
Net operating loss carryforward expiration Dates	Through 2030
Effect of the repatriation provisions of the American Jobs Creation Act of 2004 and the provisions of the Income Taxes Topic of the ASC	(491)	1,885	1,899
Retained earnings invested by foreign subsidiaries for which provision was not made	17,964
After-tax charge related to federal and state income taxes	74,982
Per diluted share after-tax charge related to federal and state income taxes	$ 0.7
Settlement Expenses paid to IRS	60,000
Expected Final payment on Settlement Expenses with Tax Authorities	73,105
Refund of other issue amount	8,879
Reduction in Equity related to IRS Settlement	51,209
Unrecognized tax benefits adjusted	25,569	27,428	32,543
Amount of unrecognized tax benefits where significant change is reasonably possible	7,837
Income tax interest and penalties	1,163	1,544	3,157
Accrued income tax interest and penalties	$ 8,095	$ 10,197	$ 11,783

Net Income Per Common Share (Details) (USD $) In Thousands, except Share data, unless otherwise specified	1 Months Ended		3 Months Ended				4 Months Ended		12 Months Ended
	Mar. 31, 2011	Mar. 31, 2010	Sep. 30, 2011	Jun. 30, 2011	Sep. 30, 2010	Jun. 30, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011 ParticipatingSecurities	Dec. 31, 2010 ParticipatingSecurities	Dec. 31, 2009
Basic
Average common shares outstanding									103,471,323	107,021,624	113,514,399
Net income	$ 68,316	$ 32,603	$ 179,877	$ 179,115	$ 175,258	$ 181,706	$ 14,552	$ 72,918	$ 441,860	$ 462,485	$ 435,848
Less net income allocated to unvested restricted shares									(4,825)	(4,817)	(4,504)
Net income allocated to common shares									437,035	457,668	431,344
Net income per common share- basic	$ 0.64	$ 0.3	$ 1.74	$ 1.69	$ 1.63	$ 1.67	$ 0.14	$ 0.68	$ 4.22	$ 4.28	$ 3.8
Diluted
Average common shares outstanding									103,471,323	107,021,624	113,514,399
Stock options and other contingently issuable shares (a)									2,200,650	1,763,893	943,089
Average common shares outstanding assuming dilution									105,671,973	108,785,517	114,457,488
Net income	68,316	32,603	179,877	179,115	175,258	181,706	14,552	72,918	441,860	462,485	435,848
Less net income allocated to unvested restricted shares assuming dilution									(4,756)	(4,749)	(3,679)
Net income allocated to common shares assuming dilution									$ 437,104	$ 457,736	$ 432,169
Net income per common share- diluted	$ 0.63	$ 0.3	$ 1.71	$ 1.66	$ 1.6	$ 1.64	$ 0.14	$ 0.67	$ 4.14	$ 4.21	$ 3.78
Net Income Per Common Share (Textual) [Abstract]
Average common shares outstanding, anti-dilutive									101,260	1,544,620	4,759,922
Classes of participating securities									2	2
Percent common shares representing outstanding shares							99.00%		99.00%
Percent restricted shares representing outstanding shares							1.00%		1.00%

Summary of Quarterly Results of Operations (Details) (USD $) In Thousands, except Per Share data, unless otherwise specified	1 Months Ended		3 Months Ended				4 Months Ended		12 Months Ended
	Mar. 31, 2011	Mar. 31, 2010	Sep. 30, 2011	Jun. 30, 2011	Sep. 30, 2010	Jun. 30, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Selected Quarterly Financial Information [Abstract]
Net sales	$ 1,855,586	$ 1,565,482	$ 2,484,920	$ 2,354,751	$ 2,172,259	$ 2,143,064	$ 2,070,442	$ 1,895,619	$ 8,765,699	$ 7,776,424	$ 7,094,249
Gross profit	797,408	691,968	1,038,299	1,022,755	971,585	971,893	886,100	845,632	3,744,562	3,481,078	3,263,169
Net income	68,316	32,603	179,877	179,115	175,258	181,706	14,552	72,918	441,860	462,485	435,848
Net income per common share- basic	$ 0.64	$ 0.3	$ 1.74	$ 1.69	$ 1.63	$ 1.67	$ 0.14	$ 0.68	$ 4.22	$ 4.28	$ 3.8
Net income per common share- diluted	$ 0.63	$ 0.3	$ 1.71	$ 1.66	$ 1.6	$ 1.64	$ 0.14	$ 0.67	$ 4.14	$ 4.21	$ 3.78
Summary of Quarterly Results of Operations (Textual) [Abstract]
Increase in fourth quarter net income								9,468
Decrease in fourth quarter net income							74,982
Increase in fourth quarter net income, per share								$ 0.09
Decrease in fourth quarter net income, per share							$ 0.71
Increase in gross profit							25,123	12,622
Increase in gross profit, per share							$ 0.15
Annual physical inventory adjustments in fourth quarter							23,394	9,146
Selling, general and administrative expenses decreased							$ 1,386	$ 2,798
Decrease in Selling, general and administrative expenses per share							$ 0.01

Operating Leases (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011
Future minimum lease payments under noncancellable operating leases
2012	$ 246,610
2013	216,972
2014	184,027
2015	150,861
2016	114,627
Later years	177,821
Total minimum lease payments	$ 1,090,918

Operating Leases (Details Textual) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Operating Leases (Textual) [Abstract]
Rental expenses	$ 292,516	$ 282,309	$ 284,078
Contingent rental included in rent expense	$ 36,917	$ 37,602	$ 36,228

Reportable Segment Information (Details) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Reportable segment information
Income before income taxes	$ 741,548,000	$ 677,784,000	$ 622,817,000
Depreciation	151,212,000	140,347,000	145,186,000
Paint Stores Group [Member]
Reportable segment information
Net external sales	4,780,000,000	4,381,000,000	4,209,000,000
Total net sales and intersegment transfers	4,780,000,000	4,381,000,000	4,209,000,000
Segment profit	646,000,000	620,000,000	600,000,000
Income before income taxes	646,000,000	620,000,000	600,000,000
Reportable segment margins	13.50%	14.20%	14.30%
Identifiable assets	1,309,000,000	1,238,000,000	1,187,000,000
Capital expenditures	50,000,000	51,000,000	40,000,000
Depreciation	48,000,000	47,000,000	48,000,000
Consumer Group [Member]
Reportable segment information
Net external sales	1,274,000,000	1,298,000,000	1,225,000,000
Intersegment transfers	2,091,000,000	1,770,000,000	1,715,000,000
Total net sales and intersegment transfers	3,365,000,000	3,068,000,000	2,940,000,000
Segment profit	174,000,000	204,000,000	157,000,000
Income before income taxes	174,000,000	204,000,000	157,000,000
Reportable segment margins	5.20%	6.60%	5.30%
Identifiable assets	1,682,000,000	1,603,000,000	1,524,000,000
Capital expenditures	35,000,000	25,000,000	28,000,000
Depreciation	43,000,000	39,000,000	50,000,000
Global Finishes Group [Member]
Reportable segment information
Net external sales	1,878,000,000	1,417,000,000	1,117,000,000
Intersegment transfers	9,000,000	4,000,000	2,000,000
Total net sales and intersegment transfers	1,887,000,000	1,421,000,000	1,119,000,000
Segment profit	90,000,000	65,000,000	14,000,000
Income before income taxes	90,000,000	65,000,000	14,000,000
Reportable segment margins	4.80%	4.60%	1.30%
Identifiable assets	939,000,000	1,089,000,000	603,000,000
Capital expenditures	14,000,000	26,000,000	14,000,000
Depreciation	31,000,000	28,000,000	21,000,000
Latin America Coatings Group [Member]
Reportable segment information
Net external sales	828,000,000	675,000,000	537,000,000
Intersegment transfers	39,000,000	34,000,000	28,000,000
Total net sales and intersegment transfers	867,000,000	709,000,000	565,000,000
Segment profit	75,000,000	59,000,000	51,000,000
Income before income taxes	75,000,000	59,000,000	51,000,000
Reportable segment margins	8.70%	8.30%	9.00%
Identifiable assets	469,000,000	437,000,000	324,000,000
Capital expenditures	14,000,000	12,000,000	7,000,000
Depreciation	11,000,000	10,000,000	8,000,000
Administrative [Member]
Reportable segment information
Net external sales	6,000,000	5,000,000	6,000,000
Intersegment transfers	(2,139,000,000)	(1,808,000,000)	(1,745,000,000)
Total net sales and intersegment transfers	(2,133,000,000)	(1,803,000,000)	(1,739,000,000)
Interest expense	(42,000,000)	(71,000,000)	(40,000,000)
Administrative expenses and other	(201,000,000)	(199,000,000)	(159,000,000)
Income before income taxes	(243,000,000)	(270,000,000)	(199,000,000)
Identifiable assets	830,000,000	802,000,000	686,000,000
Capital expenditures	41,000,000	11,000,000	2,000,000
Depreciation	18,000,000	16,000,000	18,000,000
Consolidated Totals [Member]
Reportable segment information
Net external sales	8,766,000,000	7,776,000,000	7,094,000,000
Total net sales and intersegment transfers	8,766,000,000	7,776,000,000	7,094,000,000
Segment profit	985,000,000	948,000,000	822,000,000
Interest expense	(42,000,000)	(71,000,000)	(40,000,000)
Administrative expenses and other	(201,000,000)	(199,000,000)	(159,000,000)
Income before income taxes	742,000,000	678,000,000	623,000,000
Identifiable assets	5,229,000,000	5,169,000,000	4,324,000,000
Capital expenditures	154,000,000	125,000,000	91,000,000
Depreciation	$ 151,000,000	$ 140,000,000	$ 145,000,000

Reportable Segment Information (Details Textual) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Reportable Segment Information (Textual) [Abstract]
Mark-up on intersegment transfers realized as a result of external sales included in segment profit			$ 19
Reportable Segment Information (Additional Textual) [Abstract]
Assets	5,229,252	5,169,235	4,323,855
Number of reportable operating segments	4
Aggregate total of long lived assets	2,967,660	2,955,513	2,553,836
Export sales and sales to individual customer	Less than 10 % of consolidated sales to unaffiliated customers
Curacao [Member]
Reportable Segment Information (Textual) [Abstract]
New stores opened	1
Consolidated Totals [Member]
Reportable Segment Information (Textual) [Abstract]
Net external sales	1,982,859	1,468,116	1,025,824
Segment profit	122,436	86,951	27,028
Long-lived assets	650,681	664,547	249,345
Consolidated foreign subsidiaries assets	1,443,034	1,467,969	753,915
Percent of assets of consolidated foreign subsidiaries to Company's assets	27.60%	28.40%	17.40%
Paint Stores Group [Member]
Reportable Segment Information (Textual) [Abstract]
Number of company-operated stores	3,450
Number of net new stores	60	36	8
New stores opened	66
Mark-up on intersegment transfers realized as a result of external sales included in segment profit	$ 24	$ 22
Paint Stores Group [Member] | United States of America [Member]
Reportable Segment Information (Textual) [Abstract]
New stores opened	53
Number of stores closed	6
Paint Stores Group [Member] | Canada [Member]
Reportable Segment Information (Textual) [Abstract]
New stores opened	12
Consumer Group [Member]
Reportable Segment Information (Textual) [Abstract]
Percent of sales of one group Including Inter segment transfers represented Products sold through other stores group	62.00%
Global Finishes Group [Member]
Reportable Segment Information (Textual) [Abstract]
Number of company-operated stores	303
New stores opened	1
Number of stores closed	13
Net Increase (Decrease) in branches	(12)
Number of subsidiaries in foreign countries	36
Income from licensing agreements in number of foreign countries	15
Global Finishes Group [Member] | United States of America [Member]
Reportable Segment Information (Textual) [Abstract]
New stores opened	1
Number of stores closed	6
Global Finishes Group [Member] | Canada [Member]
Reportable Segment Information (Textual) [Abstract]
Number of stores closed	2
Global Finishes Group [Member] | INDIA [Member]
Reportable Segment Information (Textual) [Abstract]
Number of stores closed	5
Latin America Coatings Group [Member]
Reportable Segment Information (Textual) [Abstract]
Number of company-operated stores	265
New stores opened	19
Net Increase (Decrease) in branches	16
Number of subsidiaries in foreign countries	9
Number of foreign Joint ventures	4
Income from licensing agreements in number of foreign countries	10
Latin America Coatings Group [Member] | South America [Member]
Reportable Segment Information (Textual) [Abstract]
New stores opened	15
Number of stores closed	3
Latin America Coatings Group [Member] | Mexico [Member]
Reportable Segment Information (Textual) [Abstract]
New stores opened	4